                                                                   EXHIBIT 10.6

                                 LOAN AGREEMENT


                                    between


                              MCA FINANCIAL CORP.,
                         MCA MORTGAGE CORPORATION, and
                        MORTGAGE CORPORATION OF AMERICA,
                                  as Borrowers


                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                   as Agent,


                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                              as Collateral Agent,


                                      and


                                CERTAIN LENDERS,
                                   as Lenders


                                  $100,000,000



                         DATED AS OF SEPTEMBER 3, 1996

                               TABLE OF CONTENTS




SECTION 1.  DEFINITIONS AND REFERENCES                                        1
            1.1   Definitions                                                 1
            1.2   Time References                                            17
            1.3   Other References                                           17
            1.4   Accounting Principals                                      17

SECTION 2.  BORROWING PROVISIONS                                             17
            2.1   Commitments                                                17
            2.2   Borrowing Request                                          18
            2.3   Fundings                                                   18
            2.4   Wet Borrowing Procedures                                   19
            2.5   Terminations                                               20
            2.6   Multiple Borrowers                                         20

SECTION 3.  PAYMENT TERMS                                                    21
            3.1   Notes                                                      21
            3.2   Payment Procedures                                         21
            3.3   Scheduled Payments                                         22
            3.4   Prepayments                                                22
            3.5   Order of Application                                       23
            3.6   Sharing                                                    24
            3.7   Interest Rates                                             24
            3.8   Additional Costs                                           26
            3.9   Change in Laws                                             27
            3.10  Foreign Lenders, Participants and Purchasers               27
            3.11  Fees                                                       28

SECTION 4.  COLLATERAL PROCEDURES                                            28
            4.1   Eligible Collateral                                        28
            4.2   Borrowing Base                                             29
            4.3   Collateral Delivery                                        29
            4.4   Bailee and Agent                                           29
            4.5   Shipment for Sale                                          29
            4.6   Shipment for Correction                                    30
            4.7   Release of Collateral                                      31

SECTION 5.  CONDITIONS PRECEDENT                                             31



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SECTION 6.  REPRESENTATIONS AND WARRANTIES                                   31
            6.1   Purpose of Credit                                          32
            6.2   About the Companies                                        32
            6.3   Authorization and Contravention                            32
            6.4   Binding Effect                                             32
            6.5   Fiscal Year                                                33
            6.6   Current Financials                                         33
            6.7   Financial Condition                                        33
            6.8   Solvency                                                   33
            6.9   Litigation                                                 33
            6.10  Transactions with Affiliates                               33
            6.11  Taxes                                                      33
            6.12  Employee Plans                                             33
            6.13  Property                                                   34
            6.14  Intellectual Property                                      34
            6.15  Environmental Matters                                      34
            6.16  Government Regulations                                     34
            6.17  Insurance                                                  35
            6.18  Appraisals                                                 35
            6.19  Full Disclosure                                            35

SECTION 7.  AFFIRMATIVE COVENANTS                                            35
            7.1   Reporting Requirements                                     35
            7.2   Use of Proceeds                                            36
            7.3   Books and Records                                          36
            7.4   Inspections                                                36
            7.5   Taxes                                                      37
            7.6   Expenses                                                   37
            7.7   Maintenance of Existence, Assets, and Business             37
            7.8   Insurance                                                  38
            7.9   Take-Out Commitments                                       38
            7.10  Appraisals                                                 38
            7.11  Indemnification                                            38

            SECTION 8.  NEGATIVE COVENANTS                                   39
            8.1   Debt                                                       39
            8.2   Liens                                                      39
            8.3   Loans, Advances, and Investments                           39
            8.4   Distributions                                              39
            8.5   Merger or Consolidation                                    39
            8.6   Liquidations and Disposition of Assets                     39
            8.7   Use of Proceeds                                            40
            8.8   Transactions with Affiliates                               40
            8.9   Employee Plans                                             40




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

            8.10  Compliance with Laws and Documents                         40
            8.11  Government Regulations                                     40
            8.12  Fiscal Year Accounting                                     40
            8.13  New Businesses                                             40
            8.14  Assignment                                                 40

SECTION 9.  FINANCIAL COVENANTS                                              40
            9.1   Net Worth                                                  41
            9.2   Leverage                                                   41
            9.3   Servicing Portfolio                                        41

SECTION 10.  DEFAULTS AND REMEDIES                                           41
            10.1  Default                                                    41
            10.2  Remedies                                                   43
            10.3  Right of Offset                                            43
            10.4  Waivers                                                    44
            10.5  Performance by Agent                                       44
            10.6  No Responsibility                                          44
            10.7  No Waiver                                                  44
            10.8  Cumulative Rights                                          45
            10.9  Rights of Individual Lenders                               45
            10.10 Notice to Agent                                            45
            10.11 Costs                                                      46

SECTION 11. MISCELLANEOUS                                                    46
            11.1  Nonbusiness Days                                           46
            11.2  Communications                                             46
            11.3  Form and Number of Documents                               46
            11.4  Exceptions to Covenants                                    46
            11.5  Survival                                                   46
            11.6  Governing Law                                              47
            11.7  Invalid Provisions                                         47
            11.8  Conflicts Between Loan Documents                           47
            11.9  Discharge and Certain Reinstatement                        47
            11.10 Amendments, Consents, Conflicts, and Waivers               47
            11.11 Multiple Counterparts                                      48
            11.12 Parties                                                    48
            11.13 Participation                                              49
            11.14 Transfers                                                  49
            11.15 Jurisdiction; Venue; Service of Process; and Jury Trial    50
            11.16 Entire Agreement                                           51


                                     iii
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                            SCHEDULES AND EXHIBITS


Schedule 2     -    Lenders and Commitments
Schedule 4.1   -    Eligibility Conditions
Schedule 4.2   -    Borrowing-Base Calculations
Schedule 4.3   -    Collateral Procedures
Schedule 5     -    Closing Conditions
Schedule 6.2   -    Companies
Schedule 6.9   -    Litigation and Judgments
Schedule 6.10  -    Affiliate Transactions
Schedule 8.1   -    Permitted Debt
Schedule 8.2   -    Permitted Liens
Schedule 8.3   -    Permitted Loans/Investments

Exhibit A      -    Note
Exhibit B      -    [Intentionally Omitted]
Exhibit C-1    -    Security Agreement
Exhibit C-2    -    Financing Statement
Exhibit C-3    -    Shipping Request
Exhibit C-4    -    Bailee Letter for Investors
Exhibit C-5    -    Bailee Letter for Pool Custodian
Exhibit C-6    -    Trust Receipt and Agreement
Exhibit C-7    -    Release Request
Exhibit D-1    -    Borrowing Request
Exhibit D-2    -    Collateral-Delivery Notice
Exhibit D-3    -    Borrowing-Base Report
Exhibit D-4    -    Take-Out Report
Exhibit D-5    -    Management Report
Exhibit D-6    -    Compliance Certificate
Exhibit D-7    -    Collateral-Conversion Notice
Exhibit E      -    Opinion of Counsel
Exhibit F-1    -    Amendment
Exhibit F-2    -    Assignment and Assumption Agreement

                                 LOAN AGREEMENT


     THIS AGREEMENT is entered into as of September 3, 1996, between MCA FINANCIAL CORP., a Michigan corporation, MCA MORTGAGE CORPORATION, a Michigan corporation, and MORTGAGE CORPORATION OF AMERICA, a Michigan corporation (collectively "BORROWERS"), the Lenders described below, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Agent for Lenders, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Collateral Agent for Lenders.

                     (See SECTION 1.1 for defined terms)

                                    RECITALS

     Borrowers originate, acquire, market, sell and service mortgage loans. Borrowers have jointly and severally requested Lenders to provide Borrowings as may be requested from time to time by Borrowers to finance their mortgage lending business by warehousing loans until they are sold in the secondary market. Lenders have agreed to extend those Borrowings subject to the terms and conditions of the Loan Documents, including that the total Borrowings may never exceed the total Commitments and that a Borrowing Excess may never exist. Borrowers are granting to Collateral Agent for Lenders first priority Liens upon, among other things, the Collateral delivered to Collateral Agent under the Loan Documents.

     ACCORDINGLY, for adequate and sufficient consideration, Borrowers, Lenders, Agent, and Collateral Agent agree as follows:

SECTION 1. DEFINITIONS AND REFERENCES. Unless stated otherwise, the following provisions apply to each Loan Document and annexes, exhibits, and schedules to, and certificates, reports, and other writings delivered under, the Loan Documents.

     1.1  Definitions.

     AFFILIATE means, for any Person, any other individual or entity that, directly or indirectly through ownership, voting securities, contract, or otherwise, controls, is controlled by, or under common control with that Person.

     AGENT means, at any time, Texas Commerce Bank National Association, or its successor appointed under the Lenders' Agreement, acting as agent for Lenders under the Loan Documents.

     APPLICABLE COVERED RATE means, for each Borrowing Purpose Category in the table below, the annual interest rate stated beside that category:

BORROWING PURPOSE CATEGORY   APPLICABLE COVERED RATE
- ----------------------------  -----------------------
Gestation Borrowings                  0.850%
- --------------------          -----------------------
Repurchase Borrowings                 2.500%
- ---------------------         -----------------------
B/C Paper Borrowings                  1.750%
- --------------------          -----------------------
Land Contract Borrowings              2.250%
- ------------------------      -----------------------
Construction Loan Borrowings          2.250%
- ----------------------------  -----------------------
Other Borrowings                      1.500%
- ----------------              -----------------------

     APPLICABLE MARGIN means, for each Borrowing Purpose Category and relevant Borrowing Price Category in the table below, the interest margin beside those categories:


                                              BORROWING PRICE
BORROWING PURPOSE CATEGORY                      CATEGORY      APPLICABLE MARGIN
- ---------------------------                   ---------------  -----------------
Gestation Borrowings                          Base Rate             0.000%
- --------------------                          ---------        -----------------
                                              LIBOR Rate            0.850%
                                              ----------       -----------------
Repurchase Borrowings                         Base Rate             1.000%
- ---------------------                         ---------        -----------------
                                              LIBOR Rate            2.500%
                                              ----------       -----------------
B/C Paper Borrowings                          Base Rate             0.250%
- --------------------                          ---------        -----------------
                                              LIBOR Rate            1.750%
                                              ----------       -----------------
Land Contract Borrowings                      Base Rate             0.750%
- ------------------------                      ---------        -----------------
                                              LIBOR Rate            2.250%
                                              ----------       -----------------
Construction Loan Borrowings                  Base Rate             0.750%
- ----------------------------                  ---------        -----------------
                                              LIBOR Rate            2.250%
                                              ----------       -----------------
Other Warehouse Borrowings                    Base Rate             0.000%
- --------------------------                    ---------        -----------------
                                              LIBOR Rate            1.500%
                                              ----------       -----------------

     APPRAISAL means, for any Mortgage Loan or other item of Collateral, a written appraisal report as that term is defined in the Code of Professional Ethics of the American Institute of Appraisers, meeting the requirements of all Appraisal Laws, prepared by a professional appraiser who is a member of the Appraisal Institute and who is acceptable to Collateral Agent, and in form, scope and substance satisfactory to Collateral Agent, setting forth such appraiser's determination of the market value of the real property securing the Mortgage Loan or other item of Collateral.

     APPRAISAL LAW means any Law that is applicable to appraisals of mortgaged residential property in connection with transactions involving that property, including Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, 12 C.F.R. Chapter I, Part 34, Subpart C, 12 C.F.R. Chapter II, Subchapter A. Part 225, Subpart G, and 12 C.F.R. Chapter III, Subchapter B,
Part 323.

     APPROVED INVESTOR means (a) FHLMC, FNMA, and GNMA and (b) any other Person from time to time named on a list agreed to by Agent and Borrowers, which list Agent shall furnish to Collateral Agent or any Lender upon request, as that list may be amended from time to time (i) by Borrowers and Agent to remove or add other names as Agent and Borrowers may agree, (ii) by either Agent or Determining Lenders to remove any such other Person after Agent has or Determining Lenders have, given to Borrowers notice of, and an opportunity to discuss, the proposed removal of that Person, or (iii) automatically, without signing by any party, to remove any such Person who then (A) is not Solvent,
(B) fails to pay its debts generally as they become due, (C) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (D) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of any Company, Agent, Collateral Agent, or any Lender in connection with the transactions contemplated in the Loan Documents.

     ASSIGNMENT means an Assignment and Assumption Agreement executed by a selling Lender and a Purchaser under SECTIONS 11.12(b) and 11.14(b) and delivered to Agent in substantially the form of EXHIBIT F-2.

     AVERAGE ADJUSTED BASE RATE means, for any period, an annual interest rate equal to the quotient of (a) the sum of the Base Rate plus the Applicable Margin for each calendar day during that period divided by (b) the number of days in that period.

     AVERAGE ADJUSTED LIBOR RATE means, for any period, an annual interest rate equal to the quotient of (a) the sum of the LIBOR Rate plus the Applicable Margin for each calendar day during that period divided by (b) the number of days in that period.

     AVERAGE DEPOSITARY BALANCES means, for any period and for any Depositary,
(a) the quotient of (i) the sum of that Depositary's Eligible Balances as of the close of business for each calendar day (which for any day that is not a Business Day are deemed for this definition to be those balances for the preceding Business Day) during that period divided by (ii) the number of calendar days during that period minus (b) amounts necessary to satisfy any deposit insurance,

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reserve, special deposit, Tax (other than that Depositary's general corporate income or franchise Taxes), duty, or other imposition (in each case at the applicable rates) requirements applicable to that Depositary for those accounts, minus (c) amounts required to compensate that Depositary for direct processing and transaction costs and other services rendered in connection with those accounts in accordance with that Depositary's system of charges for similar accounts, minus (d) unless otherwise paid directly to that Depositary, any amounts in those accounts utilized as of that day in the calculation of interest on any other Debt payable by any Company to that Depositary or any other Person.

     AVERAGE PRINCIPAL DEBT means, for any period and for any Lender, the quotient of (a) the sum of the Principal Debt owed to that Lender as of the close of business for each calendar day (which for any day that is not a Business Day is deemed for this definition to be the Principal Debt as of the close of business for the preceding Business Day) divided by (b) the number of days in that period.

     B/C PAPER BORROWING means a Borrowing that is (a) subject to the B/C Paper Sublimit and (b) supported by the Borrowing Base for Eligible B/C Paper Loans.

     B/C PAPER SUBLIMIT means Thirty Million Dollars ($30,000,000).

     BAILEE LETTER means, as applicable under the circumstances, one of the letters executed and delivered by Collateral Agent in substantially the form of EXHIBIT C-4 or EXHIBIT C-5.

     BASE RATE means an annual interest rate equal from day to day to the floating annual interest rate established by Agent from time to time as its prime rate of interest, which may not be the lowest interest rate charge by Agent on loans similar to Borrowings.

     BASE RATE BORROWING means any Borrowing bearing interest at the Average Adjusted Base Rate.

     BORROWER is defined in the preamble to this agreement.

     BORROWING means any amount disbursed (a) by Lenders to Borrowers, or any of them, under the Loan Documents as an original disbursement of funds or (b) by Agent, Collateral Agent, or any Lender in accordance with, and to satisfy a Company's obligations under, any Loan Document.

     BORROWING BASE is defined in, and calculated under, SCHEDULE 4.2.

     BORROWING BASE REPORT means a report executed by Collateral Agent and delivered to Borrowers, Agent, and Lenders in substantially the form of EXHIBIT D-3.

     BORROWING DATE means, for any Borrowing, the date it is disbursed.

     BORROWING EXCESS means, at any time, the amount by which any of the limitations of SECTION 2.1 or SCHEDULE 4.2 are exceeded.

     BORROWING PRICE CATEGORY means any category of Borrowing determined with respect to the applicable interest option, e.g., a Base Rate Borrowing or LIBOR Borrowing.

     BORROWING PURPOSE CATEGORY means any category of Borrowing determined with respect to its purpose, e.g., a Dry Borrowing, Wet Borrowing, Gestation Borrowing, Repurchase Borrowing, B/C Paper Borrowing, Construction Loan Borrowing or Land Contract Borrowing.

     BORROWING REQUEST means a request executed by Borrowers and delivered to Collateral Agent in substantially the form of EXHIBIT D-1.

     BUSINESS DAY means for all purposes, any day other than Saturday, Sunday, or any other day that commercial banks are authorized or obligated by Law to be closed in Texas or Michigan.

     CALENDAR MONTH means that portion of a calendar month that occurs at any time from the date of this agreement to the date that the Obligation is paid in full and all commitments to lend under this agreement have terminated or been cancelled.

     CALENDAR QUARTER means that portion of any calendar quarter that occurs at any time from the date of this agreement to the date that the Obligation is paid in full and all commitments to lend under this agreement have terminated or been cancelled.

     CLOSING DATE means the date agreed upon by Borrowers and Agent, which must be on or before the date of the initial Borrowing under this agreement.

     COLLATERAL means all collateral defined in the Security Agreement.

     COLLATERAL AGENT means, at any time, Texas Commerce Bank National Association, or its successor appointed under the Lenders' Agreement, acting as custodian for Lenders under the Loan Documents.

     COLLATERAL CONVERSION NOTICE means a notice executed by Borrowers and delivered to Collateral Agent in substantially the form of EXHIBIT D-7.

     COLLATERAL DELIVERY NOTICE means a notice executed by Borrowers and delivered to Collateral Agent in substantially the form of EXHIBIT D-2.

     COLLATERAL DOCUMENTS means the documents and other items described on
SCHEDULE 4.3 and required to be delivered to Collateral Agent under SECTION
4.3.

     COMMITMENT means, at any time and for any Lender, the amount stated beside its name and so designated on SCHEDULE 2, as that schedule may be amended and as that amount may be cancelled or terminated under this agreement.

     COMMITMENT PERCENTAGE means, at any time for any Lender, the proportion (stated as a percentage) that its Commitment bears to the total Commitments. Until there are other Lenders, Texas Commerce Bank National Association's Percentage is one hundred percent (100%), because initially its Eighty Million Dollar ($80,000,000) Commitment is the only Commitment hereunder.

     COMPANIES means, at any time, Borrowers and all of their Subsidiaries, if any, including MCAI-Ohio.

     COMPLIANCE CERTIFICATE means a certificate executed by a Responsible Officer of Borrowers and delivered to Agent in substantially the form of EXHIBIT D-6.

     CONSTRUCTION LOAN means a loan that would qualify as a Mortgage Loan except only for the fact that it is a one-time closing loan to the homeowner (and not to his or her contractor) to finance the new construction of residential improvements.

     CONSTRUCTION LOAN BORROWING means a Borrowing that is (a) subject to the Construction Loan Sublimit and (b) supported by the Borrowing Base for Eligible Construction Loans.

     CONSTRUCTION LOAN SUBLIMIT means Five Million Dollars ($5,000,000).

     CORRECTION PERIOD means twenty-one (21) calendar days for any Collateral Documents for any Collateral shipped under SECTION 4.6 for correction.

     CURRENT FINANCIALS means either (a) the Companies' Financials for the year ended January 31, 1995, as supplemented by the quarterly financials for the period through April 30, 1996, as delivered to Agent prior to the Closing Date or (b) at any time after the Companies' annual Financials are first delivered under SECTION 7.1, the Companies' annual Financials then most recently delivered to Agent and subsequent quarterly Financials then most recently delivered to Agent.

     DEBT, for any Person and without duplication, means (a) all obligations required by GAAP to be classified upon that Person's balance sheet as liabilities, (b) liabilities secured (or for which the holder of the liabilities has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (c) obligations that under GAAP should be capitalized for financial reporting purposes, and (d) all guaranties, endorsements, and other contingent obligations with respect to Debt of others or in respect of any Employee Plan.

     DEBTOR LAWS means all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, or similar Laws from time to time in effect and generally affecting creditors' Rights.

     DEFAULT is defined in SECTION 10.1.

     DEFAULT RATE means, for any day, an annual interest rate equal to the lesser of either (a) the Base Rate plus three percent (3% )or (b) the Maximum Rate.

     DEPOSITARY means any Lender with whom any Borrower maintains non-interest bearing demand deposit accounts in its name.

     DETERMINING LENDERS means, at any time, any combination of Lenders whose
(a) Termination Percentages total at least sixty-six and two-thirds percent (66-2/3%) at any time on or after the Termination Date, or (b) Commitment Percentages total at least sixty-six and two-thirds percent (66-2/3%) at all other times.

     DISTRIBUTION, with respect to any shares of any capital stock or other equity securities issued by a Person, means (a) the retirement, redemption, purchase, or other acquisition for value of those securities, (b) the declaration or payment of any dividend with respect to those securities, (c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

     DRY BORROWING means a Borrowing for which all of the Collateral Documents have been delivered to Collateral Agent in accordance with SECTION 4.3.

     ELIGIBLE BALANCES means, for any calendar day and any Depositary, the sum (which for any day that is not a Business Day is deemed for this definition to be that sum as determined as of the close of business on the preceding Business
Day) of collected balances as of the close of business on that day in all identified non-interest bearing demand deposit accounts or money market zero reserve accounts of or maintained by Borrowers with that Depositary.

     ELIGIBLE B/C PAPER LOAN means, at any time, a Mortgage Loan for which the applicable conditions for eligibility described in SCHEDULE 4.1 are satisfied.

     ELIGIBLE COLLATERAL means, at any time, Collateral for which the applicable conditions for inclusion in the Borrowing Base are satisfied.

     ELIGIBLE CONSTRUCTION LOAN means, at any time, a Mortgage Loan for which the applicable conditions for eligibility described in SCHEDULE 4.1 are satisfied.

     ELIGIBLE GESTATION COLLATERAL means, at any time, an Eligible Mortgage Loan for which the applicable conditions for eligibility described in SCHEDULE
4.1 are satisfied.

     ELIGIBLE LAND CONTRACT means, at any time, a Land Contract for which the applicable conditions for eligibility as described in SCHEDULE 4.1 are satisfied.

     ELIGIBLE MORTGAGE COLLATERAL means, at any time, all Eligible Mortgage Loans, all Eligible Land Contracts, all Eligible Construction Loans and all Eligible Mortgage Securities.

     ELIGIBLE MORTGAGE LOAN means, at any time, a Mortgage Loan for which the applicable conditions for eligibility described in SCHEDULE 4.1 are satisfied.

     ELIGIBLE MORTGAGE SECURITY means, at any time, a Mortgage Security for which the applicable conditions for eligibility described in SCHEDULE 4.1 are satisfied.

     ELIGIBLE REPURCHASED LOAN means, at any time, a Mortgage Loan for which the applicable conditions for eligibility described in SCHEDULE 4.1 are satisfied.

     EMPLOYEE PLAN means an employee pension benefit plan covered by Title IV of ERISA and established or maintained by any Company.

     ENVIRONMENTAL LAW means any Law that relates to pollution, the protection of human health and the environment, health and safety, or to Hazardous Substances, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), the Solid Waste Disposal Act, as amended (42 U.S.C. Section 6901 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Clean Air Act, as amended (42 U.S.C. Section 7401, et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601 et seq.), the Safe Drinking Water Act, as amended (42 U.S.C. Section 300f et seq.), the Atomic Energy Act, as amended (42 U.S.C. Section 2014 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act, as amended (7 U.S.C.
Section 136, et seq.), the Oil Pollution Act of 1990, as amended (33 U.S.C.
Section 2701, et seq.), the Emergency Planning and Community Right-to-Know Act of 1986, as amended (42 U.S.C. Section 11001. et seq.), the Occupational Safety and Health Act, as amended (29 U.S.C. Section 651 et seq.), the Texas Water Code, as amended, and the Texas Health and Safety Code, as amended, as well as the regulations adopted and publications promulgated pursuant to the above.

     ERISA means the Employee Retirement Income Security Act of 1974.

     ERISA AFFILIATES means Borrowers and every trade or business (whether or not incorporated) that, together with any Company, would be treated as a single
employer under Section   of ERISA.

     FED FUNDS RATE means, for any day, the annual interest rate, rounded upwards, if necessary, to the nearest 0.01%, determined by Agent to be either
(a) the weighted average of the rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers for that day (or, if not a Business Day on the preceding Business Day) as published by the Federal Reserve Bank of New York (as published by Knight-Ridder, page 73, utilizing the Fed Effective Rate), or (b) if not so published for any day, the average of the quotations for that day on those transactions received by Agent from three (3) federal funds brokers of recognized standing it may select.

     FHA means the Federal Housing Administration within the United States Department of Housing and Urban Department.

     FHA LOAN means a Mortgage Loan which is either (a) fully or partially insured by FHA under the National Housing Act or the Housing Act of 1949, (b) subject to a current, binding, and enforceable commitment issued by FHA for that insurance, or (c) eligible for direct endorsement under the FHA Direct Endorsement Program.

     FHLMC means the Federal Home Loan Mortgage Corporation.

     FINANCIALS means balance sheets, profit and loss statements, statements of cash flow, and any other financial statements, reports, or information specified by any Lender.

     FNMA means the Federal National Mortgage Association.

     FUNDING ACCOUNT means a non-interest bearing deposit account established by Borrowers with Collateral Agent, styled and numbered MCA Funding Account, Account No. __________, for deposit of Borrowings.

     GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

     GESTATION BORROWING means a Borrowing that is (a) subject to the Gestation Sublimit and (b) supported by the Borrowing Base for Eligible Gestation Collateral.

     GESTATION SUBLIMIT means, at anytime, fifty percent (50%) of the total Commitments.

     GNMA means the Government National Mortgage Association.

     GUIDE means the following, as applicable under the circumstances, for (a) FHLMC, the Freddie Mac Sellers' & Servicers' Guide dated September 17, 1984,
(b) FNMA, the Fannie Mae Servicing Guide dated June 30, 1990, and (c) GNMA, as applicable, either (i) the GNMA I Mortgage Securities Guide, Handbook GNMA 5500.1REV-6, or (ii) the GNMA II Mortgage Securities Guide, Handbook GNMA 5500.2.

     HAZARDOUS SUBSTANCE means any substance, material or waste (a) the presence or Release of which requires reporting, investigation or remediation under any Environmental Law, (b) which is defined listed as a hazardous waste, hazardous substance, extremely hazardous waste, restricted hazardous waste, hazardous material, toxic substance, or other similar or related term under any Environmental Law, (c) which is toxic, radioactive, or otherwise classified as hazardous or toxic and is or becomes regulated by any governmental authority as a threat to human health or the environment, (d) the presence of which causes or threatens to cause a nuisance upon the property or to adjacent property, (e) the presence of which on adjacent properties could constitute a trespass, (f) which is asbestos, (g) which is polychlorinated biphenyls, or (h) which contains petroleum or any petroleum derived product.

     INTEREST PERIOD is determined in accordance with Section 3.8.

     IRC means the Internal Revenue Code of 1986.

     JUMBO LOAN means a Mortgage Loan (other than a FHA Loan or VA Loan) that complies with all applicable requirements for purchase under the FNMA or FHLMC standard form of conventional mortgage purchase contract then in effect except that the amount of it exceeds the maximum loan amount under those requirements.

     JUMBO SUBLIMIT, at any time, means, except as otherwise approved by Agent
(a) for all Jumbo Loans, twenty percent (20%) of the total Commitments, and (b) for any Jumbo Loan in excess of Seven Hundred Fifty Thousand Dollars ($750,000), only the first Seven Hundred Fifty Thousand Dollars ($750,000).

     LAND CONTRACT means a contract pursuant to which a seller has agreed to sell residential land to a purchaser on an installment sales basis with a promise to deliver a deed to the purchaser when the entire installment sales price is paid.

     LAND CONTRACT SUBLIMIT means Four Million Dollars ($4,000,000).

     LAWS means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Tribunal.

     LENDER LIEN means any present or future first priority (except as otherwise specifically provided in the Loan Documents) Lien securing the Obligation and assigned, conveyed, and granted to or created in favor of Collateral Agent for the benefit of Lenders under the Loan Documents.

     LENDERS means (a) the financial institutions named on the attached
SCHEDULE 2 or on the most recently amended SCHEDULE 2, if any, prepared by Agent under this agreement, and (b) subject to this agreement, their respective successors and permitted assigns, but (c) not any Participant who is not otherwise a party to this agreement.

     LENDERS' AGREEMENT means the Lenders' Agreement executed by Agent, Collateral Agent, and Lenders in connection with this agreement.

     LIBOR means, for any day, the rate of interest per annum which is equal to the arithmetic mean of the rates appearing on the Reuters Screen LIBO Page as of 11:00 a.m. London time for that day for the offering by such institutions as are named therein to prime banks in the interbank dollar market in London, England, of One Million Dollar ($1,000,000) deposits in United States dollars for a one (1) month period. If Agent cannot determine that rate for any day, then LIBOR for that day shall be the rate that deposits in United States dollars in that amount and for that period are offered to Texas Commerce Bank National Association at approximately 11:00 a.m., London, England, on that day or, if that information is not reasonably available to Agent, on the next later day for which such information is so available. Agent's determination of LIBOR for each day shall be conclusive and binding, absent manifest error. For purposes of this Agreement and each Note, LIBOR shall fluctuate upward and downward automatically and concurrently with day-to-day changes in such arithmetic mean, and in the amount of the change.

     LIBOR BORROWING means any Borrowing that bears interest at the LIBOR Rate.

     LIBOR RATE means, for any day, the sum of LIBOR for that day plus the Applicable Margin.

     LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

     LITIGATION means any action by or before any Tribunal.

     LOAN DOCUMENTS means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement,
(b) all agreements, documents, and instruments in favor of Agent, Collateral Agent, or Lenders (or Agent or Collateral Agent on behalf of Lenders) ever delivered under this agreement or otherwise delivered in connection with any of the Obligation, (c) the Lenders' Agreement, if any, and (d) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

     MANAGEMENT REPORT means a report delivered by a Responsible Officer of Borrowers to Agent in substantially the form of EXHIBIT D-5.

     MARKET VALUE means, at any time (a) for Mortgage Loans, except as provided in CLAUSE (b) below, a market value based upon the then most recent posted net yield for 30-day mandatory future delivery furnished by FNMA and published and distributed by Telerate Mortgage Services or Knight-Ridder or (if that posted net yield is not available from these services) obtained by Agent from FNMA,
(b) for Jumbo Loans or any other Mortgage Loan for which for any reason the posted rate is not available from FNMA, the value reasonably determined by Agent, and (c) for Mortgage Securities, the applicable Take-Out Prices, as detailed in the then most recent Take-Out Report delivered by Borrowers under this agreement of all Take-Out Commitments relating to Mortgage Securities.

     MATERIAL ADVERSE EVENT means any circumstance or event that, individually or collectively, is reasonably expected to result in any (a) impairment of any Borrower's ability to perform any of its payment or other material obligations under any Loan Document or Agent's, Collateral Agent's, or any Lender's ability to enforce any of those obligations or any of its Rights under any Loan Document, (b) material adverse effect on any Borrower's individual financial condition or the Companies' consolidated financial condition represented to Lenders in the Current Financials delivered to Lenders as of the date of this agreement, (c) material adverse effect on any Collateral, or (d) Default.

     MATERIAL AGREEMENT means, for any Person, any agreement to which that Person is a party, by which that Person is bound, or to which any assets of that Person may be subject, and that is not cancelable by that Person upon less than thirty (30) days notice without liability for further payment other than nominal penalty, and the default under which or cancellation or forfeiture of which would be a Material Adverse Event.

     MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for any day and for any Lender, the maximum nonusurious amount and the maximum nonusurious rate of interest that, under applicable Law, the Lender is permitted to contract for, charge, take, reserve, or receive on its portion of the Obligation.

     MCAI-OHIO means Mortgage Corporation of America, Inc., an Ohio corporation and a wholly-owned Subsidiary of MCA Financial Corp.

     MORTGAGE COLLATERAL means all Mortgage Loans, Construction Loans, Land Contracts, Mortgage Securities, and related Collateral Documents offered as Collateral under the Loan Documents.

     MORTGAGE LOAN means a loan that is not a construction or non-residential commercial loan, is evidenced by a valid promissory note, and is secured by a mortgage, deed of trust, or trust deed that grants a perfected first priority Lien on the underlying residential real property.

     MORTGAGE POOL means (a) a "group" or "grouping" of Mortgage Loans assembled in accordance with, and as that term is used in, the FHLMC Guide, (b) a "pool" of Mortgage Loans assembled in accordance with, and as that term is used in, the FNMA Guide or the GNMA I Guide, (c) a "pool" of Mortgage Loans of a "loan package" consisting of Mortgage Loans assembled in accordance with, and as those terms as used in, the GNMA II Guide, or (d) any other pool of Mortgage Loans assembled by an Approved Investor securing, and providing for pass-through payments of principal and interest on, its Mortgage Securities.

     MORTGAGE SECURITY means a security in respect of an underlying pool of related Mortgage Loans that provides for payment by the issuer to the holder of specified principal installments and a fixed interest rate on the unpaid balance, with all prepayments being passed through to the holder, and is issued in certificate or book entry form.

     MULTIEMPLOYER PLAN means a multiemployer plan as defined in Section
Section 3(37) or 4001(a)(3) of ERISA of Section 414(f) of the IRC to which any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

     NET WORTH means, for any Person, its stockholder's equity as determined under GAAP.

     NOTE means a promissory note executed and delivered by Borrowers, payable to a Lender's order, in the stated principal amount of that Lender's Commitment, and substantially in the form of EXHIBIT A, as renewed, extended, amended, or replaced.

     OBLIGATION means all (a) present and future indebtedness, obligations, and liabilities of any Borrower to Agent, Collateral Agent, or any Lender and related to any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (b) amounts that would become due but for operation of 11 U.S.C. Section Section 502 and 503 or any other provision of Title 11 of the United States Code, (c) pre- and post-maturity interest on any of the foregoing, including all post-petition interest if any Company voluntarily or involuntarily files for protection under any Debtor Law, and (d) all renewals, extensions, and modifications of any of the foregoing.

     PARTICIPANT is defined in SECTION 11.13.

     PBGC means the Pension Benefit Guaranty Corporation.

     PERMITTED DEBT means Debt described on SCHEDULE 8.1.

     PERMITTED LIENS means Liens described on SCHEDULE 8.2.

     PERMITTED LOANS/INVESTMENTS means loans, advances, and investments described on SCHEDULE 8.3.

     PERSON means any individual, entity, or Tribunal.

     POTENTIAL DEFAULT means the occurrence of any event or existence of any circumstance that would, upon notice, time lapse, or both, become a Default.

     PRINCIPAL DEBT means, at any time, the outstanding principal balance of all Borrowings.

     PURCHASER is defined in SECTION 11.14.

     REGULATION U means Regulation U promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221.

     RELEASE REQUEST means a Release Request executed and delivered by Borrowers to Collateral Agent in substantially in the form of EXHIBIT C-7.

     REPRESENTATIVES means representatives, officers, directors, employees, attorneys, and agents.

     REPURCHASE BORROWING means a Borrowing that is (a) subject to the Repurchase Sublimit and (b) supported by the Borrowing Base for Eligible Repurchased Loans.

     REPURCHASE SUBLIMIT means Two Million Dollars ($2,000,000).

     REUTERS SCREEN LIBO PAGE means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service or such other internationally recognized service as the Bank shall select from time to time, or such other page, if any, as shall replace the LIBO page on any such selected service for the purpose of displaying London interbank offered rates of major banks.

     RESPONSIBLE OFFICER means the chairman, president, vice president, chief executive officer, chief financial officer, or any other officer designated as a "Responsible Officer" by any of the above in writing to Agent and Collateral Agent.

     RIGHTS means rights, remedies, powers, privileges, and benefits.

     SECURITY AGREEMENT means the Security Agreement executed by Borrowers and Collateral Agent in substantially the form of EXHIBIT C-1.

     A "SERVICER" means variously a "seller," "service," "issuer," or "lender," as defined or used in the applicable Guide in respect of a Person having Servicing Rights.

     SERVICING PORTFOLIO means, at any time, the total unpaid principal amount of Mortgage Loans service by any Borrower for a fee other than any Mortgage Loans serviced by Borrowers under a subservicing agreement or a master servicing agreement.

     SETTLEMENT ACCOUNT means a non-interest bearing deposit account established by Borrowers with Collateral Agent, styled and numbered "MCA Settlement Account," Account No. _______________, for deposit of payments from investors, the settlement of collections from Mortgage Securities in connection with Mortgage Collateral, and deposit of payments on the Obligation.

     SHIPPING PERIOD means forty-five (45) calendar days for the Collateral Documents for any Collateral shipped to or for an investor under SECTION 4.5.

     SHIPPING REQUEST means a Shipping Request executed and delivered by Borrowers to Collateral Agent in substantially the form of EXHIBIT C-3.

     SOLVENT means, for any Person, that (a) the fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

     STATED TERMINATION DATE means September 3, 1997.

     SUBORDINATED DEBT means any Debt (which must be Permitted Debt) in which MCA Financial Corporation is the debtor that is expressly subordinated, in form and substance acceptable to Agent in its sole discretion, to the Obligation.

     SUBSIDIARY of any Person means any entity of which at least fifty percent (50%) (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person.

     TAKE-OUT COMMITMENT means a binding commitment from an Approved Investor to purchase items of Collateral, acceptable in form and substance to Agent, in favor of any Borrower with respect to which there is no condition which cannot be reasonably anticipated to be satisfied or complied with before its expiration.

     TAKE-OUT PRICE means, at any time, the amount described and calculated as provided on SCHEDULE 4.2.

     TAKE-OUT REPORT means a report delivered by Borrowers to Collateral Agent substantially in the form of EXHIBIT D-4, or in another form approved by Collateral Agent.

     TAXES means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises, or assets.

     TERMINATION DATE means the earlier of either (a) the Stated Termination Date or (b) the date on which all Commitments have otherwise terminated or been cancelled.

     TERMINATION PERCENTAGE means, at anytime for any Lender, the proportion (stated as a percentage) that its Principal Debt bears to the total Principal Debt.

     TRIBUNAL means any (a) local, state, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

     TRUST RECEIPT means a Trust Receipt and Agreement executed and delivered by Borrowers to Collateral Agent in substantially the form of EXHIBIT C-6.

     UCC means the Uniform Commercial Code as enacted in Texas or other applicable jurisdictions.

     VA means the U.S. Department of Veterans Affairs.

     VA LOAN means a Mortgage Loan either (a) full or partial payment of which is guaranteed by VA under the Servicemen's Readjustment Act of 1944 or Chapter 37 of Title 38 of the United States Code, (b) for which VA has issued a current binding and enforceable commitment for such a guaranty, or (c) which is subject to automatic guarantee by VA, which in each case, the applicable guaranty, commitment to guarantee, or automatic guaranty is for the maximum amount permitted by Law.

     WET BORROWING means a Borrowing, other than a Gestation Borrowing, Repurchase Borrowing or Construction Loan Borrowing, for which all of the Collateral Documents have not been delivered to Collateral Agent in accordance with SECTION 4.3.

     WET PERIOD means seven (7) Business Days for the Collateral Documents for any Mortgage Loan that supports a Wet Borrowing.

     WET SUBLIMIT means thirty percent (30%) of the total Commitments except that Wet Borrowings that are also B/C Paper Borrowings shall not exceed (x) twenty-five percent (25%) of the total Commitments at any time or (y) fifteen percent (15%) of the total Commitments on any day other than one of the last three, or first four, calendar days of a Calendar Month.

     WIRE INSTRUCTIONS means, for any Person, the information for wire transfers of funds to that Person, which (until changed by written notice to all other parties to this agreement) are stated for (a) Borrowers, Agent, and Collateral Agent beside their names on the signature pages below, and (b) each Lender, beside its name on SCHEDULE 2.

     1.2 Time References. Unless otherwise specified, in the Loan Documents (a) time references (e.g., 10:00 a.m.) are to time in Houston, Texas, and (b) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

     1.3 Other References.  Unless otherwise specified, in the Loan Documents
(a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (d) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmission,
(f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items as being limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and
(j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

     1.4 Accounting Principals. Unless otherwise specified, in the Loan Documents (a) GAAP determines all accounting and financial terms and compliance with financial covenants, (b) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, and (c) while Borrowers have any consolidated Subsidiaries (i) all accounting and financial terms and compliance with reporting covenants must be on a consolidating and consolidated basis, as applicable and (ii) compliance with financial covenants must be on a consolidated basis.

SECTION .  BORROWING PROVISIONS.

     2.1 Commitments. Subject to the Loan Documents, on Business Days before the Termination Date, on a revolving basis and in a minimum amount of One Hundred Thousand Dollars ($100,000) and in Ten Thousand Dollar ($10,000) increments, each Lender severally, but not jointly, commits to provide Borrowings to Borrowers, provided that:

                 * The total Principal Debt may never exceed the lesser of
                   either the total Commitments or the Borrowing Base.

                 * The Principal Debt of all Wet Borrowings may never exceed the Wet Sublimit.

                 * The Principal Debt of all Gestation Borrowings may never exceed the lesser of either the Gestation Sublimit or the Borrowing Base for Eligible Gestation Collateral.

                 * The Principal Debt for all Repurchase Borrowings may never exceed the lesser of either the Repurchase Sublimit or the Borrowing Base for Eligible Repurchased Loans.

                 * The Principal Debt for all B/C Paper Borrowings may never exceed the lesser of either the B/C Paper Sublimit or the Borrowing Base for Eligible B/C Paper Loans.

                 * The Principal Debt for all Construction Loan Borrowings may
                   never exceed the lesser of either the Construction Loan Sublimit or the Borrowing Base for Eligible Construction Loans.

                 * The Principal Debt for all Land Contract Borrowings may
                   never exceed the lesser of either the Land Contract Sublimit or the Borrowing Base for Eligible Land Loans.

                 * No Lender's direct or indirect portion of the Principal Debt may ever exceed either its Commitment or its Commitment Percentage of the foregoing limitations.

     2.2 Borrowing Request. Borrowers may only request a Borrowing by timely delivering to Collateral Agent a Collateral Delivery Notice and required Collateral Documents under SECTION 4.3 and by delivering to Collateral Agent a Borrowing Request for the Borrowing before 11:00 a.m. on the Borrowing Date. A Borrowing Request is irrevocable and binding on Borrowers when delivered. Collateral Agent shall use its best efforts to promptly, but at least by 1:00 p.m. on the day it timely receives a Borrowing Request, send a copy of it to Agent and each Lender by fax and confirm it by telephone.

     2.3 Fundings.

         (a) Remittance by Lenders. Each Lender shall remit its Commitment Percentage of any Borrowing requested in a Borrowing Request to Collateral Agent's principal office in Houston, Texas by wire transfer according to Collateral Agent's Wire Instructions, in funds that are available for immediate use by Collateral Agent by 2:00 p.m. on the Borrowing Date.

         (b) Funding by Collateral Agent. Subject to receipt of those funds, Collateral Agent shall, for any Borrowing on the Borrowing Date, unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrowers or waived by the requisite Lenders, either (i) deposit those funds into the Funding Account for a Dry Borrowing, or (ii) wire transfer those funds in accordance with wire instructions accompanying the Borrowing Request for a Wet Borrowing.

         (c) Non-remittance. Absent contrary written notice from a Lender received by Collateral Agent by 2:00 p.m. on the Borrowing Date, Collateral Agent may assume that each Lender has made its Commitment Percentage of a Borrowing under a Borrowing Request available to Collateral Agent on the Borrowing Date and may, but is not obligated to, make available to Borrowers a corresponding amount. If a Lender fails to make its Commitment Percentage of that Borrowing available to Collateral Agent on the Borrowing Date, whether because of that Lender's default, because that Lender is not open for business on that Business Day, or otherwise, then Collateral Agent may recover that amount on demand (i) from that Lender, together with interest at the Fed Funds Rate plus one and one-half percent (1.50%), during the period from the Borrowing Date to the date Collateral Agent recovers that amount from that Lender, which payment is then deemed to be that Lender's Commitment Percentage of that Borrowing, or (ii) if that Lender fails to pay that amount upon demand, then from Borrowers together with interest at an annual interest rate equal to the rate applicable to the requested Borrowing during the period from the Borrowing Date to the date Collateral Agent recovers that amount from Borrowers. Notwithstanding these provisions, each Lender remains obligated to lend its Commitment Percentage of that Borrowing, assumes the credit risk for that amount when the Borrowing is made available to or for Borrowers, and, after Collateral Agent has recovered the amount of interest provided for in CLAUSE (I) above, is entitled to interest on that amount from the Borrowing Date.

         (d) Other Lender. Although no Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing, that failure does not excuse any other Lender from making its Commitment Percentage of that Borrowing.

     2.4 Wet Borrowing Procedures. The conditions and procedures of Section 2.2 and Section 2.3 apply to Wet Borrowings except a Wet Borrowing may be funded before delivery to Collateral Agent of all of the required Collateral Documents supporting that Wet Borrowing. The Collateral Delivery Notice delivered to Collateral Agent for a Wet Borrowing may be sent to Collateral Agent by fax but must identify and describe each Mortgage Loan that supports that Wet Borrowing and the amount of the Borrowing Base applicable to it. By delivering the Collateral Delivery Notice, Borrowers confirm their grant under this agreement of Lender Liens, from the Borrowing Date for each Wet Borrowing, on each Collateral Document offered as Collateral in that Collateral Delivery Notice that is perfected subject to the delivery of the related promissory notes for those Mortgage Loans to Collateral Agent or its bailee.

     2.5 Terminations. All Commitments automatically terminate in full on the Termination Date. After giving written and irrevocable notice to Agent and each Lender at least thirty (30) Business Days before the effective date of any termination, Borrowers jointly may (fully or partially) terminate the Commitments before the Termination Date, and any partial termination must be ratable in accordance with each Lender's Commitment Percentage. Once terminated, no part of any Commitment may be reinstated except by an amendment to this agreement.

     2.6 Multiple Borrowers; MCAI-Ohio's Collateral.

         (a) Borrowers. Each representation and warranty in the Loan Documents by a Borrower is deemed to be its separate representation and warranty and the joint and several representation and warranty of all Borrowers. Each covenant and agreement by any Borrower under the Loan documents is the joint and several covenant and agreement of all Borrowers. Any communication under the Loan Documents to any one Borrower is deemed to have been concurrently received by each other Borrower.

         (b) Basis for Structure. The Companies that execute this agreement (the Borrowers and, in the capacity and for the purposes stated in the paragraph immediately above its signature block below, MCAI-Ohio) desire to utilize their borrowing potential on a combined basis to the same extent possible if they were merged into a single corporate entity (although MCAI-Ohio has no right to borrow hereunder from the Lenders). Each such Company has determined that it will specifically and materially benefit from all Borrowings.
Borrowers intend and Lenders have required that all Borrowers jointly and severally execute and deliver this agreement, the Notes, and certain other Loan Documents and -- although MCAI-Ohio cannot borrow hereunder from the Lenders, as aforesaid -- MCAI-Ohio joins in this agreement so that Collateral owned by MCAI-Ohio (provided that it would otherwise qualify as Eligible Collateral) may be considered Eligible Collateral and so that its value may be included in any relevant Borrowing Base. Borrowers and MCAI-Ohio have requested and bargained for the structure and terms of, and security for, all Borrowings.

         (c) Joint and Several Obligation. Each Borrower irrevocably and unconditionally agrees (i) that it is jointly and severally liable to Agent, Collateral Agent, and Lenders for full payment and performance on the Obligation and all obligations of Borrowers under the Loan Documents, (ii) to full pay and perform the Obligation and all of those obligations of Borrowers, and (iii) TO INDEMNIFY, AS A PRIMARY OBLIGOR, AGENT, COLLATERAL AGENT, AND ANY LENDER AGAINST ANY LOSS AGENT, COLLATERAL AGENT, OR ANY LENDER MAY INCUR AS A RESULT OF ANY OBLIGATIONS OF ANY BORROWER BEING OR BECOMING VOID, VOIDABLE, UNENFORCEABLE, OR INEFFECTIVE FOR ANY REASON WHATSOEVER, WHETHER KNOWN TO AGENT, COLLATERAL AGENT, ANY LENDER, OR ANY OTHER PERSON, THE AMOUNT OF THAT LOSS BEING THE AMOUNT WHICH AGENT, COLLATERAL AGENT, OR THAT LENDER, AS THE CASE MAY BE, WOULD OTHERWISE HAVE BEEN ENTITLED TO RECOVER FROM ANY BORROWER. THIS INDEMNITY SURVIVES

THE PAYMENT AND PERFORMANCE OF THE OBLIGATION AND TERMINATION OF THE LOAN DOCUMENTS.

     (d) Contribution Rights. Borrowers each intend that their joint and several obligations under the Loan Documents, and Borrowers and MCAI-Ohio intend that the Liens therein granted in their Collateral, are not subject to challenge or repudiation on any basis. Therefore, as of the date any transfer is deemed to occur under the Loan Documents, each such Company's liabilities under the Loan Documents (including, in MCAI-Ohio's case, the liabilities secured by its Collateral, irrespective of whether MCAI-Ohio is personally liable for payment thereof) and all of such Company's other liabilities, calculated in each case to the full extent of that Company's probable net exposure when and if those liabilities become absolute and mature (i.e., "DATED LIABILITIES"), are intended by that Company to be less than the fair valuation of all of its assets as of that date (i.e., "DATED ASSETS"). To that end, each such Company (i) grants to and recognizes in each other Borrower (and, in the case of each Borrower, in MCAI-Ohio) ratable Rights of subrogation and contribution in the amount, if any, by which the granting Companu's dated assets (but for the total subrogation and contribution in its favor under this section) would exceed the granting Company's dated liabilities, and (ii) acknowledges receipt of and recognizes its ratable Rights to subrogation and contribution from each such other Company in the amount that the other such Company's dated assets (but for the total subrogation and contribution in its favor under this section) would exceed the other such Company's dated liabilities. Each such Company will recognize Rights of subrogation and contribution at least equal to its obligations under the Loan Documents (including, in MCAI-Ohio's case, the obligations secured by its Collateral, irrespective of whether MCAI-Ohio is personally liable therefor). It is a material objective of this section that each such Compaany recognize Rights to subrogation and contribution rather than be deemed not to be Solvent by reasons of an arbitrary interpretation of its joint and several obligations under the Loan Documents.

     (e) MCAI-Ohio's Consent to Pledge of its Collateral by MCA Financial Corp.; Borrowers' Promise to Make Loan Proceeds Proportionately Available to
MCAI-Ohio; Further Assurances Concerning Collateral. MCAI-Ohio hereby irrevocably appoints MCA Financial Corp. as its agent to pledge to the Collateral Agent, as secured party for the Lenders, all of MCAI-Ohio's right, title and interest in and to any and all Collateral from time to time pledged to secure or otherwise securing the Obligation, or any portion of it, and agrees that MCA Financial Corp.'s pledge of any thereof from time to time so made to the Collateral Agent shall automatically constitute the pledge of all of MCAI-Ohio's right, title and interest therein, whether or not that (or that MCA Financial Corporation is acting as agent for MCAI-Ohio) is stated in (or in connection with) the pledge, to the exact same effect as if MCAI-Ohio had itself pledged such Collateral, and (iii) acknowledges and agrees that MCAI-Ohio has received and will receive reasonably equivalent value for all such past, concurrent and future pledges thereof by reason of the Borrowers' joint and several promise and agreement to and with MCAI-Ohio, hereby made and confirmed, to make that share of the proceeds of each Advance (or an equal amount in cash or cash equivalents) which is proportionate to the value of MCAI-Ohio's Collateral in the

Borrowing Base against which such Advance is made, available to MCAI-Ohio (either by relending such proceeds or lending, or by MCA Financial Corp.'s contributing as new cash capital, an equal amount of cash or cash equivalents, to MCAI-Ohio) before, at or within a reasonable time after each such Advance shall have been funded. In furtherance of the foregoing provisions of this
SECTION 2.6(E), MCA Financial Corp. and MCAI-Ohio hereby agree to (i) perform, or cause to be performed, such acts and (ii) duly to authorize, execute, acknowledge, deliver, file and record (or cause such actions to be taken with respect to) such financing statements, assignments, security agreements, deeds of trust, mortgages, and supplements, modifications or amendments to any of them, and such other papers as the Agent or the Collateral Agent may reasonably request from time to time in order to establish and preserve the priority of, perfect and protect the Liens granted or intended to be granted to the Collateral Agent in and to any and all such Collateral and to preserve and protect the Collateral Agent's rights in respect of all present and future Collateral for the Obligations.

SECTION 3.  PAYMENT TERMS.

     3.1 Notes. The Principal Debt (and related interest) of Borrowings are evidenced by the Notes. Notwithstanding any sale of participating interests under SECTION 11.13 or any contrary notice, Borrowers and Agent may deem and treat each Lender as the absolute owner of its respective Note for all purposes.

     3.2   Payment Procedures.

          (a) Payments. Borrowers shall jointly and severally make each payment and prepayment on the Obligation (other than interest) to Collateral Agent, on behalf of Lenders, in accordance with Collateral Agent's Wire Instructions in funds that are available for immediate use by Collateral Agent. Each Lender may directly invoice Borrowers for its portion of interest under the Loan Documents. Payments that are received by 3:00 p.m. on a Business Day are deemed received on that Business Day. Payments that are received after 3:00 p.m. on a Business Day are deemed received on the next Business Day. Subject to
SECTION 3.7(f), applicable interest continues to accrue through the calendar day immediately before the Business Day on which the payment is deemed received.

          (b) Distributions. When received under CLAUSE (a) above, Collateral Agent shall distribute each payment to each Lender, in accordance with SECTION
3.5 and each Lender's Wire Instructions, reasonably promptly after receipt but by no later than 4:00 p.m. on the Business Day the payment is deemed to be received by Collateral Agent under CLAUSE (a) above. If Collateral Agent fails to distribute any payment to any Lender as required by this clause, then Collateral Agent shall pay to that Lender on demand interest on that payment, from the date due under this clause until paid, at an annual interest rate equal from day to day to the Fed Funds Rate plus on and one-half percent (1.50%).

     3.3 Scheduled Payments. Unless otherwise provided in this agreement, Borrowers shall jointly and severally pay the Obligation in accordance with the following table:


Obligation                             Payable
- ----------                             -------
Interest on each Borrowing except at   On (a) the fifteenth (15th) day of each
the Default Rate                       Calendar Month as it accrued on the
                                       last day of the preceding Calendar
                                       Month and (b) on the Termination Date.

- -------------------------------------  --------------------------------------
Interest at the Default Rate           On demand as it accrues
regardless of Borrowing Price
Category
- -------------------------------------  --------------------------------------
Principal Debt of, and other           On the Termination Date
Obligation related to, Borrowing
- -------------------------------------  --------------------------------------

     3.4 Prepayments.

          (a) Commitment Termination. Borrowers shall jointly and severally, on the date that full or partial termination of a Lender's Commitment becomes effective under SECTION 2.5, pay to that Lender the full Obligation owed to it in respect of that commitment in the case of a full termination or the Principal Debt owed to it for the relevant Borrowings that exceed its reduced commitment, as the case may be.

          (b) Borrowing Excess. If at any time a Borrowing Excess exists, then, ON DEMAND, Borrowers shall take whichever one or more of the following actions that is applicable and eliminates that Borrowing Excess:

               (i) For a Borrowing Excess that is not capable of elimination by delivery of additional Collateral to increase the Borrowing Base, e.g., if the total Principal Debt were to exceed the total Commitments, or when a Default exists, prepay to Collateral Agent for distribution to the appropriate Lender(s) Principal Debt of the appropriate one or more Borrowing Purpose Categories (together with any related Funding Loss).

               (ii) For any other Borrowing Excess and only when no Default exists, either (A) deliver to Collateral Agent, in accordance with this agreement, additional Collateral that causes the Borrowing Base to increase, (B) prepay to Collateral Agent for distribution to the appropriate Lender(s) Principal Debt of the appropriate one or more Borrowing Purpose Categories (together with any related Funding Loss), or (C) any combination of the actions under clauses (A) or (B) above.

          (c) Voluntary Prepayments. Borrowers may voluntarily prepay all or any of the Obligation at any time without premium or penalty, but with any applicable Funding Loss.

     3.5 Order of Application. All payments and proceeds, whether voluntary, involuntary, through the exercise of any Right of set-off or other Right, realization against any Collateral, or otherwise, shall be applied in the following order:

          (a) No Default. While no Default exists, in the order and manner that Borrowers direct, subject in all respects to SECTION 3.6 and each Lender's right to receive its pro rata share of, among other things, all payments of principal.

          (b) Default or No Direction.   While a Default exists or if Borrowers
fail to give any direction, in the following order and manner:

               (i) All costs and expenses incurred by Agent in connection with its duties under the Loan Documents, including fees and expenses paid by Agent to any servicing companies retained by Agent to assist it in servicing any Collateral required to be serviced, to any attorneys, or to any agents, that have not been reimbursed by Lenders, together with interest at the Default Rate, payable solely to Agent.

               (ii) All costs and expenses incurred by Collateral Agent in connection with its duties under the Loan documents, including fees and expenses paid by Collateral Agent to any servicing companies retained by Agent or Collateral Agent to assist it in servicing any Collateral required to be serviced, to any attorneys, or to any agents, that have not been reimbursed by Lenders, together with interest at the Default Rate, payable solely to Collateral Agent.

               (iii) All costs and expenses incurred by any Lender in connection with the Loan Documents that are reimbursable to it under the Loan Documents and all amounts paid by that Lender to Agent or Collateral Agent as a reimbursement to it of costs and expenses incurred by Agent or Collateral Agent in connection with its duties under the Loan documents, together with interest at the Default Rate, payable ratably to Lenders in the proportion that each Lender's share of those costs and expenses bears to the total of those costs and expenses for all Lenders.

               (iv) Accrued and unpaid interest on the Obligation, payable ratably to Lenders in the proportion that the amount of interest owed to each Lender bears to the total of all interest owed to all Lenders.

               (v) Principal Debt payable ratably to each Lender in accordance with its Termination Percentage. Principal Debt shall be applied (A) to the Borrowing Purpose Category to the extent the collections or proceeds are from or arose in respect of the Collateral in its Borrowing Base and (B) then in the following order:

            *                 Repurchase Borrowings
            *                 Land Contract Borrowings
            *                 Construction Loan Borrowings
            *                 B/C Paper Borrowings (Wet Borrowings)
            *                 B/C Paper Borrowings (Dry Borrowings)
            *                 Wet Borrowings (other than above)
            *                 Dry Borrowings (other than above)
            *                 Gestation Borrowings


               (vi) All other portions of the Obligations, payable ratably to Lenders in the proportion that each Lender's share of those amounts bears to the total of those amounts for all Lenders.

               (vii) Either to any Borrower or to its successors or assigns on behalf of all Borrowers, to be divided between them as they may agree or as a court of competent jurisdiction may direct.

     3.6 Sharing. If any Lender obtains any amount, whether voluntary, involuntary, or otherwise, including as a result of exercising its Rights under
SECTION 10.3, that exceeds the portion of that amount it is otherwise entitled under the Loan Documents to receive, then that Lender shall purchase from the other Lenders participation that result in the purchasing Lender's sharing the excess amount ratably with each Lender in accordance with the portion it is entitled to receive under the Loan Documents. If all or any of that excess amount is subsequently recovered from that purchasing Lender, then the purchase of participation in it is automatically rescinded and the purchase price restored to that purchasing Lender to the extent of the recovery. Any Lender purchasing a participation from another Lender under this section may, to the extent lawful, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrowers in the amount of that participation.

     3.7 Interest Rates.

          (a) Rate Election. The relevant Borrower shall designate in writing to the Agent from time to time which Borrowings, if any, Borrower elects to be LIBOR Rate Borrowings or on or before the Business Day when such election is to become effective. All Borrowings not so designated shall be Base Rate Borrowings.

          (b) Non-Default Rate. Subject to CLAUSE (b) below, all Principal Debt bears an annual interest rate equal to the lesser of either the Maximum Rate or the rate made applicable by the following table:

PRINCIPAL DEBT                         RATE
- --------------                         ----
Average Principal Debt of all other    Applicable Covered Rate
Borrowings owed to a Depositary
during any Calendar Month that does
not exceed its Average Depositary
Balances for that Calendar Month
- -------------------------------------  ----------------------------------------
Average Principal Debt of all LIBOR    Average Adjusted LIBOR Rate for that
Rate Borrowings owed to a Depositary   Calendar Month
during any Calendar Month that
exceeds its Average Depositary
Balances for that Calendar Month
- -------------------------------------  ----------------------------------------
Average Principal Debt of all          Average Adjusted Base Rate for that
Borrowings owed to any Lender and      Calendar Month
not bearing interest under the above
rows of this table for any Calendar
Month
- -------------------------------------  ----------------------------------------

          (c) Default Rate. For all past due Principal Debt and past due interest on the Principal Debt from the date due (whether stated or by acceleration) until paid, whether or not payment is before or after entry of a judgment, the rate applicable in the following table:


PRINCIPAL DEBT AND PAST DUE INTEREST               RATE
- ------------------------------------               ----
Average Principal Debt owed to a Depositary        Five percent (5.0%) per annum
during a Calendar Month and all past due
accrued interest on that Principal Debt that
does not exceed its Average Depositary Balances
for that Calendar Month
- -------------------------------------------------  -----------------------------
Average Principal Debt owed to any Lender and      Default Rate
not bearing interest under the above section of
this table, and all past due interest on that
Principal Debt, for any Calendar Month
- -------------------------------------------------  -----------------------------

          (d) Rate Changes. Each change in the LIBOR Rate, Fed Funds Rate, Base Rate, and Maximum Rate is effective upon the effective date of change without notice to Borrowers or any other Person.

          (e) Calculations. Interest shall be calculated on the basis of actual days (including the first but excluding the last) over a 360-day year, unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest shall be calculated on the basis of the actual number of days in that year. All interest rate determinations and calculations by Lenders are conclusive and binding absent manifest error.

          (f) Recapture. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate. However, any subsequent reductions in the designated rate shall not become effective until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (whether stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rate had always been in effect, then, at that time and to the extent permitted by Law, Borrowers shall pay an amount equal to the difference of (i) the lesser or either the amount of interest that would have accrued if the designated rates had always been in effect or the amount of interest that would have accrued if the Maximum Rate had always been in effect, minus (ii) the amount of interest actually paid or accrued on the Notes.

          (g) Maximum Rate; Chapter 15 Inapplicable. Regardless of any Loan Document provision, no Lender is entitled to contract for, charge, take, reserve, receive or apply, as interest on all or any of the Obligation, any amount in excess of the Maximum Rate. If a Lender ever does so, then any excess is treated as a partial prepayment of principal, and any remaining excess shall be refunded to Borrowers. In determining if the interest paid or payable exceeds the Maximum Rate, Borrowers and Lenders shall, to the extent lawful, (i) treat all Borrowings as a single extension of credit, (ii) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest,
(iii) exclude voluntary prepayments and their effects, and (iv) amortize, prorate, allocate, and spread the total amount of interest throughout the full contemplated term of the Obligation. However, if the Obligation is paid in full before the end of that full contemplated term and the interest received for the Obligation's actual period of existence exceeds the Maximum Amount, then Lenders shall refund any excess without being subject to any penalties provided by any Laws. If Texas Laws are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms respectively mean the "indicated rate ceiling", and the amount calculated by applicable the "indicated rate ceiling" from time to time in effect under Article 1.04, Title 79, Texas Revised Civil Statute, as amended. Chapter 15, Subtitle 79, Texas Revised Civil Statutes, 1925 (which regulates certain revolving credit loan accounts and revolving triparty accounts), does not apply to the Obligation.

     3.8 Additional Costs. This section survives the full satisfaction of the Obligation and termination of the Loan Documents, and release of Lender Liens.

          (a) For any Borrowing, if (i) (A) any change after the date of this agreement in any present Law or any future Law regarding capital adequacy or compliance by any Lender with any request, directive, or requirement now or in the future imposed by any Tribunal regarding capital adequacy or any change in the risk category of this transaction reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (ii) that Lender (through Agent) shall notify Borrowers and deliver to Borrowers a certificate stating in reasonable detail the calculation of the amount necessary to compensate it (which certificate shall be conclusive and binding absent manifest error), and Borrowers shall pay that amount to Lender within ten (10) days after demand.

          (b) Any Taxes payable by Agent or any Lender or ruled (by a Tribunal) payable by Agent or any Lender in respect of any Loan Document shall, if permitted by Law and if deemed material by Agent or that Lender (who may, in determining the material nature of the amount payable, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), be paid by Borrowers, together with interest and penalties, if any (except for Taxes payable on the overall net income of Agent or that Lender and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of Agent or any Lender). Agent or that Lender (through Agent) shall notify Borrowers and deliver to Borrowers a certificate stating in reasonable detail the calculation of the amount of payable Taxes (which certificate shall be conclusive and binding absent manifest error), and Borrowers shall pay that amount to Agent for the account of Agent or that Lender, as the case may be, within ten (10) days after demand. If Agent or that Lender subsequently receives a refund of the Taxes paid to it by Borrowers, then the recipient shall promptly pay the refund to Borrowers.

     3.9 Change in Laws. If any change, after the date of this agreement, in any present Law or any future Law makes it unlawful for any Lender to make or maintain LIBOR Borrowings, then that Lender shall promptly notify Agent, who shall promptly notify Borrowers and (a) as to undisbursed funds, any requested Borrowing shall be made as a Base Rate Borrowing, (b) as to any outstanding Borrowing (i) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Base Rate Borrowing as of the date of notice, but Borrowers are not obligated to pay any related Funding Loss, or (ii) if not prohibited by Law, the Borrowing shall be converted to a Base Rate Borrowing as of the last day of the applicable Interest Period, or (iii) if any conversion will not resolve the unlawfulness, Borrowers shall promptly prepay the Borrowing, without penalty, and without payment of any related Funding Loss.

     3.10 Foreign Lenders, Participants and Purchasers. Each Lender, Participant (by accepting a participation interest under this agreement), and Purchaser (by executing an Assignment) that is not organized under the Laws of the United States of America or one of its states (a) represents to Agent and Borrowers that (i) no Taxes are required to be withheld by

Agent or Borrowers with respect to any payments to be made to it in respect of the Obligation and (ii) it has furnished to Agent and Borrowers two duly completed copies of either U.S. Internal Revenue Service Form 4224, form 1001, form W-8, or any other form acceptable to Agent that entitles it to exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents, and (b) covenants to (i) provide Agent and Borrowers a new Form 4224, Form 1001, Form W-8, or other form acceptable to Agent upon the expiration or obsolescence of any previously delivered form according to Law, duly executed and completed by it, and (ii) comply from time to time with all Laws with regard to the withholding Tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then Borrowers and Agent (without duplication) may deduct and withhold from interest payments under the Loan Documents United States federal income Tax at the full rate applicable under the IRC.

     3.11 Fees. The following are not compensation for the use, detention, or forbearance of money, are in addition to and not in lieu of interest and expenses otherwise described in the Loan Documents, are non-refundable, bear interest if not paid when due at the Default Rate, and are calculated on the basis of actual days (including the first but excluding the last) elapsed over a year of 360 days (or actual days during that year, if the calculation would otherwise result in exceeding the Maximum Amount and the payment were deemed to be interest notwithstanding the above provisions to the contrary):

          (a) Agent's Fees. Borrowers shall pay to Agent, for its sole account, agency fees in amounts and upon such payment terms as may be separately agreed upon by Borrowers and Agents in writing.

          (b) Collateral Agent's Fees. Borrowers shall pay to Collateral Agent, for its sole account, custodial fees in amounts and upon such payment terms as may be separately agreed upon by Borrowers and Collateral Agent in writing.

          (c) Commitment Fee. On the Closing Date and on the first day of each ensuing Calendar Quarter until the Commitments have been fully terminated, Borrowers shall pay to Agent a commitment fee for Lenders. Each payment of that commitment fee is calculated for the period from that payment date until the next payment date as one-eighth percent (0.125%) (divided by four) multiplied by the total Commitments. From payments of that commitment fee received, Agent shall pay to each Lender that Lender's pro rata share, based on the Lender's pro rata share of the total Commitments, as reduced pro rata for any period for which such commitment fee has accrued that is prior to that Lender's becoming a Lender.

SECTION 4.  COLLATERAL PROCEDURES.

     4.1 Eligible Collateral. The eligibility requirements for Collateral to be included in the Borrowing Base are listed on Schedule 4.1. If at any time any item of Collateral ceases to meet those requirements, then that item then and thereafter shall be automatically excluded from all calculations of the Borrowing Base.

     4.2 Borrowing Base. The elements for calculating the Borrowing Base are listed on SCHEDULE 4.2. By 2:00 p.m. on the date of any Borrowing, any payment of Principal Debt, or removal of any Collateral, Collateral Agent shall deliver to Borrowers and Lenders a Borrowing Base Report prepared on the basis of the information provided by Borrowers in the most recent Take-Out Report and other information then available to Collateral Agent as provided in this agreement.

     4.3 Collateral Delivery. Borrowers must comply with all the required procedures in SCHEDULE 4.3 for Collateral offered in connection with this agreement by no later than 11:00 a.m. on (a) the Borrowing Date for Collateral supporting any Borrowing other than a Wet Borrowing and (b) the seventh (7th) Business Day after the Borrowing Date of any Wet Borrowing for Collateral supporting that Borrowing. By 11:00 a.m. on the Business Day that Borrowers are converting any Dry Borrowing to a Gestation Borrowing, Borrowers shall execute and deliver to Collateral Agent a Collateral Conversion Notice.

     4.4 Bailee and Agent. Agent, Collateral Agent, and Lenders appoint Borrowers, and Borrowers shall act, as their (a) special agent for the sole and limited purpose of obtaining and maintaining Appraisals for collateral as required by the Loan Documents and (b) bailee to (i) hold in trust for Collateral Agent (A) the original recorded mortgage, deed of trust, or trust deed securing each item of Collateral, (B) a mortgagee policy of title insurance (or binding unexpired and unconditional commitment to issue such insurance if the policy has not yet been delivered to Borrowers) insuring Borrowers' perfected, first priority Lien created by that mortgage, deed of trust, or trust deed, (C) any related original insurance policies, and (D) all other original documents, including any undelivered Take-Out Commitments, promissory notes, and Mortgage Securities, (ii) specifically identify those items in the appropriate Collateral Delivery Notice, and (iii) deliver to Collateral Agent any of the foregoing items as soon as reasonably practicable upon Collateral Agent's request.

     4.5 Shipment for Sale.

          (a) Shipment of Collateral. If no Default, Potential Default, or Borrowing Excess exists and if shipment would not result in any Approved Investor (other than FNMA, FHLMC, and GNMA, or any other investor that Agent has approved in writing) or its servicers and custodians holding Collateral Documents for Collateral with more than a total Five Million Dollars ($5,000,000) face amount, then Borrowers may, by a Shipping Request delivered to Collateral Agent by 11:00 a.m. on the Business Day of shipment, request Collateral Agent to ship Collateral Documents to an Approved Investor or its servicer or custodian for purchase or pooling of the related Collateral. If Collateral Agent has no actual knowledge that any of the above conditions have not been satisfied, then Collateral Agent shall ship the Collateral Documents it holds for that Collateral to that Approved Investor or its servicer or custodian under the appropriate Bailee letter.

          (b) Ineligible Collateral. Collateral shipped under clause (a) above, unless returned to Collateral Agent, ceases to be Eligible Collateral (i) to the extent that collateral Documents for collateral with more than a total face amount of Five Million Dollars ($5,000,000) are held by or for any Approved Investor (other than FNMA, FHLMC, and GNMA, or any other investor that Agent has approved in writing) and (ii) upon the earlier of either the release of the Lender Liens in that Collateral under clause (c) below or the expiration of the Shipping Period for that Collateral.

          (c) Release of Liens. The Lender Liens on any Collateral shipped under clause (a) above continue on that Collateral until either (i) Collateral Agent receives payment in the Settlement Account in an amount at least equal to the price paid by the purchaser for each item of Eligible Collateral so sold or
(ii) in the case of Collateral being sold or exchanged for Mortgage Securities, Eligible Mortgage Securities are delivered to or for Collateral Agent in accordance with SCHEDULE 4.3 and other applicable provisions of the Loan Documents and become Collateral under this agreement for all purposes.

          (d) Certain Credits. Neither Agent, Collateral Agent, nor any Lender is obligated at any time to credit Borrowers for any amounts due from any purchase of any Collateral contemplated under this agreement until Collateral Agent has actually received immediately available funds for that Collateral in the amount required under this agreement. Neither Agent, Collateral Agent, nor any Lender is obligated at any time to collect any amounts or otherwise enforce any obligations due from any purchaser in respect of any such purchase.

     4.6 Shipment for Correction. If no Default, Potential Default, or Borrowing Excess exists or occurs as a result of the shipment and if shipment would not result in any Collateral Documents for Collateral with more than a total face amount of One Million Dollars ($1,000,000) being outstanding for correction, then Borrowers may, by a Trust Receipt delivered to Collateral Agent, request that Collateral Agent ship to Borrowers the entire mortgage loan file of Collateral Documents for any item of Collateral so that certain of those Collateral Documents may be corrected or replaced for clerical or other non-substantive mistakes. If Collateral Agent has no actual knowledge that any of the above conditions have not been satisfied, then and subject to the limitations below, then Collateral Agent shall ship to Borrowers the entire mortgage loan file of Collateral Documents to be corrected or replaced. Borrowers shall redeliver to Collateral Agent the corrected Collateral Documents (meeting the requirements of SCHEDULE 4.3) before the expiration of the Correction Period for that collateral. Collateral shipped under this section, unless returned to Collateral Agent, ceases to be Eligible Collateral (a) to the extent that Collateral Documents for Collateral with more than a total face amount of One Million Dollars ($1,000,000) are outstanding for correction at any time and (b) upon the expiration of the Correction Period for that Collateral. The Lender Liens on any Collateral shipped under this section continue in full force and effect.

     4.7 Release of Collateral.

          (a) Excess Collateral. If no Default or Potential Default exists and no Borrowing Excess exists or would occur (after taking into account any corresponding payment on the Obligation) as a result of the release, Borrowers may, by a Release Request delivered to Collateral Agent by 11:00 a.m. on the Business Day of the release, request that Collateral Agent release the Lender Liens on any Collateral.

          (b) Satisfaction of Obligation. If the Obligation is fully paid and performed and all commitments by each Lender to extend credit under the Loan Documents are terminated or cancelled, Borrowers may, by written request to Collateral Agent, request that Collateral Agent release the Lender Liens on all of the Collateral, return to Borrowers or its designee all Collateral Documents then held by Collateral Agent, and execute a release of any financing statements or other documents filed or recorded to perfect the Lender Liens.

          (c) Releases. If Collateral Agent has no actual knowledge that any of the above conditions for a release have not been satisfied, then Collateral Agent shall effect those releases..

SECTION 5. CONDITIONS PRECEDENT. No Lender is obligated to fund its part of any Borrowing unless Agent has received all of the documents and items described on Schedule 5, provided that the Lenders may elect to fund before all of such documents shall have been furnished (although no such election shall be construed as a waiver of the requirement that all such documents and items be furnished, and the Lenders may elect to cease funding at any time before all of
such documents and items shall have been furnished.)   In addition, no Lender is
obligated to fund its part of any Borrowing unless on the applicable Borrowing Date (and after giving effect to the requested Borrowing): (a) Collateral Agent has timely received a Borrowing Request; (b) all of the representations and warranties of Borrowers in the Loan Documents are true and correct in all materials respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or permitted by this agreement);
(c) no Default or Potential Default exists; (d) the funding of the Borrowing is permitted by Law and does not cause a borrowing Excess; and (e) if reasonably requested by Agent, it has received evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrowers, as the case may be, to qualify for the Borrowing. Each condition precedent in this agreement (including those on Schedule 5) is material to the transactions contemplated by this agreement, and time is of the essence with respect to each. Subject to first obtaining the approval of all lenders, Agent or any Lender may fund any Borrowing without all conditions being satisfied. However, to the extent lawful, that funding is not a waiver of the requirement that each condition precedent be satisfied as a prerequisite for any subsequent funding, unless all Lenders specifically waive an item in writing.

SECTION 6. REPRESENTATIONS AND WARRANTIES. Borrowers jointly and severally represent and warrant to Agent and Lenders as follows:

     6.1 Purpose of Credit. Borrowings are to be used as stated in the recitals of this agreement. No Company is engaged principally (or as one of its important activities) in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. No part of the proceeds of any Borrowing is to be used, directly or indirectly, for a purpose that violates any Law, including the provisions of Regulation U.

     6.2    About the Companies.

            (a) Subsidiaries and Trade Names.  Except as described on Schedule
6.2 (i) no Borrower has any Subsidiaries and (ii) no Borrower has used or transacted business under any other corporate or trade name in the six-month period preceding the date of this agreement.

            (b) Existence, Qualification, and Compliance. Each Company is duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated as stated on Schedule 6.2. Except where failure is not a Material Adverse Event, each Company (i) is duly qualified to transact business and is in good standing as a foreign corporation or other entity in each jurisdiction where nature and extent of its business and properties require due qualification and good standing (as described on Schedule 6.2), (ii) possesses all requisite authority, permits, and power to conduct its business as it now being, or is contemplated by this agreement to be, conducted, and (iii) is in compliance with all applicable Laws.

            (c) Offices. Each Company's chief executive office and other principal offices are described on Schedule 6.2. The present and foreseeable location of each Company's books and records concerning accounts and accounts receivable is at its chief executive office, and all of its books, and records are in its possession.

     6.3 Authorization and Contravention. The execution and delivery by each Company of each Loan Document to which it is a party and the performance by it of its related obligations (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action, (c) except for any action or filing that has been taken or made on or before the date of this agreement, require no action by or filing with any Tribunal, (d) do not violate any provision of its articles of incorporation, charter or bylaws, (e) except where not a material Adverse Event, do not violate any provision of law applicable to it or any material agreements to which it is a party, and (f) except for Lender Liens, do not result in the creation or imposition of any Lien on any asset of any Company.

     6.4 Binding Effect. Upon execution and delivery by all parties to it, each Loan Document will constitute a legal and binding obligation of each Company party to it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Laws and general principles of equity.

     6.5 Fiscal Year.  The Companies' fiscal year ends each January 31.

     6.6 Current Financials. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respect and to the extent required by GAAP, the financial condition, results of operations, and cash flows of the Companies as of, and for the portion of the fiscal year ending on their date or dates (subject only to normal year-end adjustments). All material liabilities of the Companies as of the date or dates of the Current Financials are reflected in them or notes to them. Except for transactions directly related to, or specifically contemplated by, the Loan Documents, no subsequent material adverse changes have occurred in the financial condition of the Companies from that shown in the Current Financials, nor has any Company incurred any subsequent material liability.

     6.7 Financial Condition. The Companies satisfy each of the covenants set out in Section 9.

     6.8 Solvency. On the date of each Borrowing, each Company is, and after giving effect to the requested Borrowing will be, Solvent.

     6.9 Litigation. Except as disclosed on Schedule 6.9 (a) no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it or, if so adversely determined, would be a Material Adverse Event, and (b) no outstanding or unpaid judgments against any Company exists.

     6.10 Transactions with Affiliates. No Company is a party to a material transaction with any of its Affiliates except (a) transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate, and (b) transactions described on Schedule 6.610.

     6.11 Taxes. All Tax returns for each Company required to be filed have been filed (or extensions have been granted) before delinquency, except for returns for which the failure to file is not a Material Adverse Event, and all Taxes imposed upon each Company that are due and payable have been paid before delinquency.

     6.12 Employee Plans. Except where occurrence or existence is not a Material Adverse Event, (a) no Employee Plan has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the IRC), (b) no Company has incurred liability under ERISA to the

PBGC in connection with any Employee Plan, (c) no Company has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) no Company has engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the IRC), and (e) no "reportable event" (as defined in Section 4043 of ERISA) has occurred in respect of any Employee Plan, excluding events for which the notice requirement is waived under applicable PBGC regulations.

     6.13 Property. Each Company has good and marketable title to all its property reflected on the Current Financials except for property that is obsolete or that has been disposed of in the ordinary course of business or, after the date of this agreement, as otherwise permitted by this agreement.

     6.14 Intellectual Property. Each Company owns all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its businesses as presently conducted and proposed to be conducted immediately after the date of this agreement. Each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property right of others, other than any infringements or claims that, if successfully asserted against or determined adversely to any Company, are not a Material Adverse Event. No Company has knowledge of any infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property of Company.

     6.15 Environmental Matters. Except where not a Material Adverse Event, no Company (a) knows of any environmental condition or circumstance adversely affecting any Company's properties or operations or any material portion of the properties underlying the Collateral, (b) has received any report of any Company's violation of any Environmental law, or (c) knows that any Company is under any obligation to remedy any violation of any Environmental law. Each Company has taken prudent steps to determine that its properties and operations and that substantially all of the properties underlying the Collateral do not violate any Environmental Law except violations that are not a Material Adverse Event.

     6.16 Government Regulations.

          (a) Inapplicable Regulations. No Company is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

          (b) Borrower's Eligibility. Each Borrower is approved and qualified and in good standing as an issuer, mortgagee, or seller/servicer, as described below, and meets all requirements applicable to it status as such: (i) GNMA approved issuer of Mortgage Securities guaranteed by GNMA; (ii) FNMA approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FNMA; (iii) FHLMC approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to FHLMC; (iv) FHA approved mortgagee, eligible to originate, purchase, hold, sell and service FHA Loans; and (v) approved mortgagee, eligible to originate, purchase, hold, sell and service VA Loans.

     6.17 Insurance. Each Company maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

     6.18 Appraisals. With respect to the property the subject of any Collateral, Borrowers have obtained Appraisals in material compliance with all Appraisal Laws.

     6.19 Full Disclosure. Each material fact or condition relating to the Loan Documents or the financial condition, business, or property of the Companies that is a Material Adverse Event has been disclosed in writing to Agent, Collateral Agent, and Lenders. All information previously furnished by any Company to Agent, Collateral Agent, or any Lender in connection with the Loan Documents was, and all information furnished in the future by any Company to Agent, Collateral Agent, or any Lender will be, true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified.

SECTION 7. AFFIRMATIVE COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been cancelled or terminated and the Obligation is fully paid and performed, Borrowers jointly and severally covenant and agree with Agent and Lenders as follows:

     7.1 Reporting Requirements. Borrowers shall cause to be furnished to Agent (except as otherwise required below) the following, all in form and detail reasonably satisfactory to Agent:

         (a) Annual Financials. Promptly when available but at least within ninety (90) days after each fiscal year end of Borrowers, Financials of the Companies (on both a consolidated and a consolidating basis) as of that year end, each reflecting the corresponding figures for the preceding fiscal year in comparative form, accompanied by (i) the related report prepared by independent certified public accountants acceptable to Agent and stating that those statements were prepared in accordance with GAAP applied on a basis consistent with prior periods except for such changes in GAAP concurred in by Borrowers' independent public accountants, and (ii) a Compliance Certificate.

         (b) Quarterly Financials. Promptly when available but at least within forty-five (45) days after the last day of each Calendar Quarter, Financials of the Companies (on both a consolidated and a consolidating basis) as of the end of that Calendar Quarter, accompanied by a Compliance Certificate.

          (c) Management Report. Promptly when available but at least within thirty (30) calendar days of the last day of each Calendar Month, a monthly Management Report.

          (d) Take-Out Report. By 5:00 p.m. on each Monday (or, if any Monday is not a Business Day, then by that time on the next Business Day) but only to the extent that Borrowers have elected not to deliver specifically designated Take-Out Commitments to Collateral Agent under Schedules 4.2 and 4.3, a Take-Out Report that is prepared as of the close of business on the preceding Business Day, delivered solely to Collateral Agent, and reports the Take-Out Prices of the Mortgage Collateral Groups comprising the Collateral for which specifically designated Take-Out Commitments have not been delivered.

          (e) Investor Information. Promptly after the request by Agent or Determining Lenders, financial information about any investor (other than FNMA, FHLMC, and GNMA) for purposes of determining whether that investor should be or remain an Approved Investor.

          (f) Servicing Portfolio Information. Promptly when available, but at least twice a year, an appraisal of the Servicing Portfolio as required to be prepared by Borrowers under the Credit Enhancement Umbrella Agreement among Borrowers and the Board of Trustees of the Policeman's and Firemen's Retirement System of the City of Detroit dated April 30, 1993, as amended.

          (g) Notices. Notice, promptly after any Company knows or has reason to know, of (i) the existence and status of any Litigation that, if determined adversely to any Company, would be a Material Adverse Event, (ii) any change in any material fact or circumstance represented or warranted by any Company in any Loan Document that constitutes a Material Adverse Event, (iii) the receipt by any Company of notice of any violation or alleged violation of ERISA or any Environmental Law or other Law if that violation is a Material Adverse Event, or
(iv) a Default or Potential Default specifying the nature thereof and what action the Companies have taken, are taking, or propose to take with respect to it.

          (h) Other Information. Promptly upon reasonable request by Agent or Determining Lenders (through Agent), information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets, and liabilities of any Company and opinions, certifications, and documents in addition to those mentioned in this agreement.

     7.2 Use of Proceeds. Borrowers shall use the proceeds of Borrowings only for the purposes stated in the recitals of this agreement.

     7.3 Books and Records. Each Company shall maintain books, records, and accounts necessary to prepare Financials in accordance with GAAP.

     7.4 Inspections. Upon reasonable request, each Company shall allow Agent, any Lender, or their respective Representatives to inspect any of its properties, to review reports, files, and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its directors, officers, employees, representatives, or accountants from time to time during reasonable business hours.

     7.5 Taxes. Each Company shall promptly pay when due any and all Taxes other than Taxes of which the failure to pay is not a Material Adverse Event or which are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien have been and continue to be stayed.

     7.6 Expenses. Borrowers shall pay (a) all reasonable legal fees and expenses incurred by Agent and Collateral Agent in connection with the preparation, negotiation, and execution of the Loan Documents, (b) all reasonable legal fees and expenses incurred by Agent in connection with each separate future amendment, consent, waiver, or approval executed in connection with any Loan Document, (c) all fees, charges, or Taxes for the recording or filing of any Loan Document to create or perfect Lender Liens, (d) all other reasonable out-of-pocket expenses of Agent or any Lender in connection with the preparation, negotiation, execution, or administration of the Loan Documents, including courier expenses incurred in connection with the Collateral, (e) all amounts expended, advanced, or incurred by Agent or any Lender to satisfy any obligation of an Company under any Loan Document, to collect the obligation, or to enforce the Rights of Agent or any Lender under any Loan Document, including all court costs, attorneys' fees (whether for trial, appeal, other proceedings, or otherwise), fees of auditors and accountants, and investigation expenses reasonably incurred by Agent or any Lender in connection with any such matters,
(f) interest at an annual interest rate equal to the Default Rate on each item specified in clauses (a) through (e) above from thirty (30) days after the date of written demand or request for reimbursement to the date of reimbursement, and
(g) any and all stamp and other Taxes payable or determined to be payable in connection with the execution, delivery, or recordation of any Loan Document, IN CONNECTION WITH WHICH BORROWERS SHALL INDEMNIFY AND SAVE AGENT AND EACH LENDER HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES WITH RESPECT TO OR RESULTING FROM ANY DELAY IN PAYING OR OMISSION TO PAY THOSE TAXES TO THE EXTENT THOSE LIABILITIES ARISE SOLELY BECAUSE BORROWERS FAILED TO PAY THE TAXES UPON DEMAND BY AGENT OR ANY LENDER, WHICH INDEMNITY SURVIVES THE PAYMENT AND PERFORMANCE OF THE OBLIGATION AND TERMINATION OF THE LOAN DOCUMENTS.

     7.7 Maintenance of Existence, Assets, and Business. Each Company shall (a) except as permitted by Section 8.5, maintain its corporate existence and good standing in its state of incorporation and its authority to transact business in all other states where failure to maintain its authority to transact business is a Material Adverse Event, and (b) maintain all licenses, permits, and franchises necessary for its business where failure to do so is a Material Adverse Event, including each Borrower's eligibility as a lender, seller/servicer, and issuer as described in Section 6.16(b).

     7.8 Insurance. Each Company shall (a) maintain with financially sound and reputable insurers, insurance with respect to its assets and business against such liabilities, casualties, risks, and contingencies and in such types and amounts, including a fidelity bond or bonds in form and with coverage, with a company, and with respect to such individuals or groups of individuals, as satisfy prevailing FNMA, FHLMC, and GNMA requirements applicable to a qualified mortgage institution and otherwise as is customary in the case of Persons engaged in the same or similar businesses and similarly situated, and (b) upon Agent's request, furnish to Agent from time to time (i) a summary of its insurance coverage in form and substance satisfactory to Agent, and (ii) originals or copies of the applicable policies.

     7.9 Take-Out Commitments. Borrowers shall perform and observe in all material respects each of the provisions of each Take-Out Commitment on their part to be performed or observed and cause all things to be done that are necessary to have each item of Mortgage Collateral and the Collateral Documents covered by a Take-Out Commitment comply with its requirements.

     7.10 Appraisals. Borrowers shall promptly (a) permit Agent's and any Lender's authorized Representatives to discuss with Borrowers' officers or with the appraisers furnishing Appraisals the procedures for preparation, review, and retention of, and to review and obtain copies of, all Appraisals pertaining to any Collateral, and (b) upon Agent's or any Lender's request, cooperate with it to ascertain that the Appraisals comply with all Appraisal Laws.

     7.11 Indemnification. IN CONSIDERATION OF THE COMMITMENTS BY AGENT AND LENDERS UNDER THE LOAN DOCUMENTS, BORROWERS SHALL INDEMNIFY AND DEFEND AGENT, COLLATERAL AGENT, EACH LENDER, AND THEIR RESPECTIVE AFFILIATES AND REPRESENTATIVES (COLLECTIVELY, THE "INDEMNIFIED PARTIES"), AND DEFEND THEM AND HOLD EACH OF THEM HARMLESS, AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, DEFICIENCIES, INTEREST, JUDGMENTS, COSTS OR EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, INCURRED BY ANY OF THEM ARISING FROM OR BECAUSE OF
(A) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING BROUGHT OR THREATENED IN CONNECTION WITH ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, INCLUDING ANY USE BY ANY COMPANY OF THE PROCEEDS OF BORROWINGS, (B) ANY IMPOUNDMENT, ATTACHMENT, RETENTION OF ANY COLLATERAL OR ANY FAILURE OF ANY INVESTOR TO PAY THE ENTIRE PURCHASE PRICE OF ANY COLLATERAL UNDER ANY TAKE-OUT COMMITMENT, (C) ANY ALLEGED VIOLATION OF ANY FEDERAL OR STATE LAW RELATING TO USURY IN CONNECTION WITH ANY COLLATERAL, AND (D) ANY REPRESENTATION MADE BY ANY COMPANY UNDER ANY LOAN DOCUMENT. ALTHOUGH EACH INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION FOR ANY

INDEMNIFIED PARTY'S ORDINARY NEGLIGENCE, NO INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION FOR ITS OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR FRAUD. THIS INDEMNITY SURVIVES THE PAYMENT AND PERFORMANCE OF THE OBLIGATION AND TERMINATION OF THE LOAN DOCUMENTS.

SECTION 8. NEGATIVE COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been cancelled or terminated and the Obligation is fully paid and performed, Borrowers jointly and severally covenant and agree with Agent and Lenders as follows:

     8.1 Debt. No Company may directly or indirectly create, incur, or suffer to exist (a) any Debt except Permitted Debt, (b) any Wet Borrowings except in connection with this agreement or in connection with any Permitted Debt whose description on SCHEDULE 8.1 specifically allows for Wet Borrowings,
(c) any warehouse-type Debt except as specifically allowed by this agreement or as approved by Agent in writing, or (d) any mortgage loan repurchase agreements (except in connection with any Permitted Debt whose description on SCHEDULE 8.1 specifically allows for mortgage loan repurchase agreements or as otherwise permitted by Agent in writing).

     8.2 Liens. No Company may directly or indirectly (a) create, incur, or suffer to exist any Lien on any of its assets except Permitted Liens or (b) enter into or permit to exist any arrangement or agreement (except the Loan Documents) that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets.

     8.3 Loans, Advances, and Investments. No Company may make any loan, advance, extension of credit, or capital contribution to, make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person except Permitted
Loans/Investments.

     8.4 Distributions. Borrowers may not directly or indirectly pay or declare any Distribution during any fiscal year except (a) dividends payable solely in the form of capital stock, (b) cash distributions in an amount not to exceed that needed to service Permitted Debt in which MCA Financial Corp. is the debtor so long as no Default or Potential Default exists or would be created by the Distribution, (c) required preferred stock dividends so long as no Default or Potential Default exists or would be created by the Distribution, or (d) Distributions otherwise approved in writing by Agent.

     8.5 Merger or Consolidation. No Company may directly or indirectly merge or consolidate with or into any other Person except that any Company may merge into or be consolidated with any other Company so long as any Borrower involved is the surviving corporation.

     8.6 Liquidations and Disposition of Assets. No Company may directly or indirectly dissolve or liquidate or sell, transfer, lease, or otherwise dispose of any material portion of its assets or business except for sales or other dispositions by any Company, in the ordinary course of business, of (a) subject to SECTION 9.3, any part of its Servicing Portfolio, or (b) subject to SECTION 4, any Collateral.

     8.7 Use of Proceeds. Borrowers may not directly or indirectly use the proceeds of Borrowings (a) for any purpose other than as represented in this agreement, (b) for the funding or acquisition of commercial loans, (c) for wages of employees, unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made, or (d) in violation of Regulation U or Section 7 of the Securities Exchange Act of 1934.

     8.8 Transactions with Affiliates. No Company may directly or indirectly enter into any transaction with any of its Affiliates other than transactions in the ordinary course of business or upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a person that was not its Affiliate.

     8.9 Employee Plans. Except where a Material Adverse Event would not result, no Company may directly or indirectly permit any of the events or circumstances described in Section 6.12 to exist or occur.

     8.10 Compliance with Laws and Documents. No Company may directly or indirectly (a) violate the provisions of any Laws applicable to it or of any Material Agreement to which it is a party if that violation alone or with all other violations is a Material Adverse Event or (b) violate the provisions of its articles of incorporation, charter or bylaws or repeal, replace or amend any provision of its articles of incorporation, charter or bylaws if any such action is a Material Adverse Event.

     8.11 Government Regulations. No Company may directly or indirectly conduct its business in a way that it becomes regulated under the Investment Company Act of 1940.

     8.12 Fiscal Year Accounting. No Company may directly or indirectly change its fiscal year nor use any accounting method other than GAAP.

     8.13 New Businesses. No Company may directly or indirectly engage in any business except the businesses in which it or any of its Affiliates is presently engaged and any other reasonably related business.

     8.14 Assignment. No Company may directly or indirectly assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

SECTION 9. FINANCIAL COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been cancelled or terminated and the Obligation is fully paid and performed, Borrowers jointly and severally covenant and agree with Agent and Lenders as follows:

     9.1    Net Worth.

            (a) The sum of MCA Financial Corporation's consolidated Net worth plus its Subordinated Debt may never be less than the sum of Sixteen Million Dollars ($16,000,000).

            (b) MCA Mortgage Corporation's Net Worth may never be less than Eight Million Five Hundred Thousand Dollars ($8,500,000) plus ninety percent (90%) of all capital contributions directly or indirectly made to it by or on behalf of its corporate parent, MCA Financial Corporation, on or after thirty
(30) days before the effective date of this Agreement.

            (c) Mortgage Corporation of America's Net Worth may never be less than Five Million Dollars ($5,000,000) plus ninety percent (90%) of all capital contributions directly or indirectly made to it by or on behalf of its corporate parent, MCA Financial Corporation, on or after thirty (30) days before the effective date of this Agreement.

     9.2    Leverage.

            (a) MCA Financial Corporation's ratio of (i) its total Debt to (ii) the sum of its consolidated Net Worth plus its Subordinated Debt may never exceed 10.0 to 1.0.

            (b) MCA Mortgage Corporation's ratio of its total Debt to its Net Worth may never exceed 10.0 to 1.0.

            (c) Mortgage Corporation of America's ratio of its total Debt to its Net Worth may never exceed 10.0 to 1.0.

     9.3 Servicing Portfolio. The Servicing Portfolio may never be less than One Billion Two Hundred Million Dollars ($1,200,000,000) at any time on or after the Closing Date.

SECTION 10. DEFAULTS AND REMEDIES.

     10.1 Default. The term "DEFAULT" means the existence or occurrence of any one or more of the following:

            (a) Obligation. Borrowers fail to pay (i) any interest on the Obligation when due under the Loan Documents and that failure continues for five
(5) days or (ii) any other part of the Obligation when due under the Loan Documents.

          (b) Covenants. Any Company fails to punctually and properly perform, observe, and comply with any (i) any covenant, agreement, or condition under SECTIONS 8 or 9 or (ii) any covenant, agreement, or condition contained in any of the Loan documents, other than covenants to pay the Obligation and the covenants listed in CLAUSE (I) above, and that failure continues for a period of fifteen (15) calendar days after any Company has, or, with the exercise of reasonable investigation, should have, notice of it.

          (c) Misrepresentation. Any material statement, warranty, or representation by or on behalf of any Company in any Loan Document or other writing authored by or on behalf of any Company and furnished in connection with the Loan Documents, proves to have been incorrect or misleading in any material respect as of the date made or deemed made.

          (d) Debtor Law. Any Company (i) is not Solvent, (ii) fails to pay its Debts generally as they become due, (iii) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (iv) becomes a party to or is made the subject of any proceeding provided for by any affect the Rights of Agent, Collateral Agent, or any Lender granted in the Loan Documents unless, if the proceeding is involuntary, the applicable petition is dismissed within sixty
(60) days after its filing.

          (e) Other Debt. Any Company fails to make any payment due on any Debt or security (with respect to which any Company has redemption, sinking fund, or other purchase obligations) or any event occurs or any condition exists in respect of any Debt or security of any Company, the effect of which is (i) to cause or to permit any holder of that Debt or security to become due before its stated maturity or its regularly scheduled payment dates, or (ii) to permit a trustee or the holder of any security (other than common stock of any Company) to elect (whether or not it does elect) a majority of the directors on the board of directors of that Company.

          (f) Judgments. Any Company fails to pay any money judgment against it at least ten (10) days prior to the date on which any of the assets of that Company may be lawfully sold to satisfy that judgment.

          (g) Attachment. The failure to have discharged within a period of thirty (30) days after the commencement of any attachment, sequestration, or similar proceeding against any of the assets of any Company.

          (h) Unenforceability. Any material provision of any Loan Document for any reason ceases to be in full force and effect or is fully or partially declared null and void or unenforceable or the validity or enforceability of any Loan Document is challenged or denied by any Company.

          (i) Change of Control. Any (i) material change in the ownership or management of any Borrower from that ownership and management as it exists on the date of this agreement or (ii) failure to provide advance notice of any material change in ownership or management.

          (j) Agency Qualifications. (i) Any Borrower fails to meet any GNMA seller or servicing standard or requirement that is a Material Adverse Event,
(ii) GNMA revokes or terminates any Borrowers' Right to service for GNMA, (iii) GNMA issues a letter of extinguishment under any GNMA guaranty agreement, (iv) any Borrower ceases to be an eligible issuer or servicer for either FNMA or FHLMC, (v) FNMA or FHLMC impose any sanctions upon any Borrower resulting in a Material Adverse Event, (vi) FNMA or FHLMC terminate or revoke any Borrower's Right to service for FNMA or FHLMC, or (vii) FNMA or FHLMC initiate any transfer of servicing from any Borrower.

     10.2 Remedies.

          (a) Debtor Law. Upon the occurrence of a Default under SECTION 10.1(D), the commitments of Lenders to extend credit under this agreement automatically terminate and the full Obligation is automatically due and payable, without presentment, demand, notice of default, notice of the intent to accelerate, notice of acceleration, or other requirements of any kind, all of which are expressly waived by Borrowers.

          (b) Other Defaults. While a Default exists, other than those described in CLAUSE (A) above, Agent may and, upon the direction of Determining Lenders, shall declare the obligation to be immediately due and payable, whereupon it shall be due and payable, whereupon the commitments of Lenders to extend credit under this agreement are then automatically terminated.

          (c) Other Remedies. Following the termination of the commitments of Lenders to extent credit under this agreement and the acceleration of the Obligation, Agent may (and, at the direction of Determining Lenders, shall) do any one or more of the following: Reduce any claim to judgment; foreclose upon or otherwise enforce any Lender Liens; and exercise any other Rights in the Loan Documents, at Law, in equity, or otherwise that Determining Lenders may direct. Should any Default continue that, in Agent's opinion, materially and adversely affects the Collateral or the interests of the Lenders under this agreement, Agent may, in a notice to the lenders of that Default set forth one or more actions that Agent, in its opinion, believes should be taken. Unless otherwise directed by Determining Lenders (excluding the Lender serving as Agent) within ten (10) days following the date of the notice setting forth the proposed action or actions, Agent may, but shall not be obligated to, take the action or actions set forth in that notice.

     10.3 Right of Offset. Borrowers hereby grant to Agent, collateral Agent, and to each Lender a right of offset, to secure the repayment of the Obligation, upon any and all monies, securities, or other property of Borrowers, and the proceeds therefrom now or hereafter held or received by or in transit to Agent, Collateral Agent, or such Lender from or for the account of Borrowers, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposits (general or special, time or demand, provisional or final) and credits of Borrowers, and any and all claims of Borrowers against Agent, collateral Agent, or such Lender, at any time existing. Upon the occurrence of any Default, Agent, collateral Agent, and each Lender are authorized at any time and from time to time, without notice to any Company, to offset, appropriate, and apply any and all of those items against the Obligation, subject to SECTION 3.6. Notwithstanding anything in this section or elsewhere in this agreement to the contrary, neither Agent, Collateral Agent, nor any other Lender shall have any right to offset, appropriate, or apply any accounts of Borrowers which consist of escrowed funds (except and to the extent of any beneficial interest which Borrowers have in such escrowed funds) which have been so identified by any Company in writing at the time of deposit thereof.

     10.4 Waivers. Borrower waive any right to require Agent to (a) proceed against any Person, (b) proceed against or exhaust any of the Collateral or pursue its Rights and remedies as against the collateral in any particular order, or (c) pursue any other remedy in its power. Agent shall not be required to take any steps necessary to preserve any Rights of any Company against any Person from which any Company purchased an Collateral or to preserve Rights against prior parties. Borrowers and each surety, endorser, guarantor, pledgor, and other party ever liable or whose property is ever liable for payment of any of the Obligation jointly and severally waive presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agree that their or their property's liability with respect to the Obligation, or any part thereof, shall not be affected by any renewal or extension in the time of payment of the Obligation, by any indulgence, or by any release or change in any security for the payment of the Obligation, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number thereof.

     10.5. Performance by Agent. Should any covenant, duty, or agreement of any Company fail to be performed in accordance with the terms of this agreement or of any document delivered under this agreement, Agent may, at its option, after notice to Borrowers perform, or attempt to perform, such covenant, duty, or agreement on behalf of that Company and shall notify each Lender that it has done so. In such event, Borrowers shall jointly and severally, at the request of Agent, promptly pay any amount expended by Agent in such performance or attempted performance to Agent at its principal place of business, together with interest thereon at the Maximum Rate from the date of such expenditure by Agent until paid. Notwithstanding the foregoing, it is expressly understood that Agent does not assume and shall never have, except by express written consent of Agent, any liability or responsibility for the performance of any duties of any Company under this agreement or under any other document delivered under this agreement.

     10.6 No Responsibility. Except in the case of fraud, gross negligence, or willful misconduct, neither Agent nor any of its officers, directors, employees, or attorneys shall assume, or ever have any liability or responsibility for, any diminution in the value of the collateral or any part of the Collateral.

     10.7 No Waiver. The acceptance by Agent or any Lender at any time and from time to time of partial payment or performance by any company of any of their respective obligations under this agreement or under any Loan Document shall not be deemed to be a waiver of any Default then existing. No waiver by Agent or any Lender shall be deemed to be a waiver of any other then existing or subsequent Default. No delay or omission by Agent or any Lender in exercising any right under this agreement or under any other document required to be executed under or in connection with this agreement shall impair such right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof, or the exercise of any other right under this agreement or otherwise.

     10.8 Cumulative Rights. All Rights available to Agent and the Lenders under this agreement or under any other document delivered under this agreement shall be cumulative of and in addition to all other Rights granted to Agent and the Lenders at Law or in equity, whether or not the Notes be due and payable and whether or not Agent shall have instituted any suit for collection, foreclosure, or other action in connection with this agreement or any other document delivered under this agreement.

     10.9 Rights of Individual Lenders. No Lender shall have any right by virtue of, or by availing itself of, any provision of this agreement to institute any actions or proceedings at Law, in equity, or otherwise (excluding any actions in bankruptcy), upon or under or with respect to this agreement, or for the appointment of a receiver, or for any other remedy under this agreement, unless (a) Determining Lenders previously shall have given to Agent written notice of a Default and the continuance thereof, including a written request upon Agent to institute such action or proceedings in its own name and offering to indemnify Agent against the costs, expenses and liabilities to be incurred therein or thereby, (b) Agent, for ten (10) Business Days after its receipt of such notice, shall have failed to institute any such action or proceeding, and
(c) no direction inconsistent with such written request shall have been given to Agent by Determining Lenders. It is understood and intended, and expressly covenanted by the taker and holder of every Note with every other taker and holder and Agent, that no one or more holders of Notes shall have any right in any manner whatever by virtue, or by availing itself, of any provision of this agreement to affect, disturb or prejudice the Rights of any other Lenders, or to obtain or seek to obtain priority over or preference to any other such Lender, or to enforce any right under this agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Lenders. For the protection and enforcement of the provisions of this SECTION 10.9, each and every Lender and Agent shall be entitled to such relief as can be given either at law or in equity.

     10.10 Notice to Agent. Should any Default or Potential Default occur and be continuing, any Lender having actual knowledge thereof shall notify Agent and Borrowers of the existence thereof, but the failure of any Lender to provide that notice shall not prejudice that Lender's Rights under this agreement.

     10.11 Costs. All court costs, reasonable attorneys' fees, other costs of collection, and other sums spent by Agent or any Lender in the exercise of any Right provided in any Loan Document is payable to Agent or that Lender, as the case may be, on demand, is part of the Obligation, and bears interest at the Default Rate from the date paid by Agent or any Lender to the date repaid by Borrowers.

SECTION 11. MISCELLANEOUS.

     11.1 Nonbusiness Days. Any action that is due under any Loan Document on a non- Business Day may be delayed until the next Business Day. However, interest accrues on any payment until it is made.

     11.2 Communications. Unless otherwise stated, a communication under any Loan Document to a party to this agreement must be written to be effective and is deemed given:

        *   For Borrowing Requests, Collateral Delivery Notices,
            Shipping Requests, and Release Requests, only when actually received by Agent or collateral Agent, as applicable.

        * Otherwise, if by fax, when transmitted to the appropriate fax number, but, without affecting the date deemed given, the fax must be promptly confirmed by telephone.

        * Otherwise, if by mail, on the third Business Day after enclosed in a properly addressed, stamped, and sealed envelope deposited in the appropriate official postal service.

        *   Otherwise, when actually delivered.

Until changed by written notice to each other party to this agreement, the address and fax number are stated for (a) Borrowers Agent, and collateral Agent beside their names on the signature pages below, and (b) each Lender, beside its name on SCHEDULE 2.

     11.3 Form and Number of Documents. The form, substance, and number of counterparts of each writing to be furnished under the Loan Documents must be satisfactory to Agent and its counsel.

     11.4 Exceptions to Covenants. An exception to any Loan Document covenant does not permit violation of any other Loan Document covenant.

     11.5 Survival. All Loan Document provisions survive all closings and are not affected by any investigation made by any party.

     11.6 Governing Law. Unless otherwise stated, each Loan Document must be construed, and its performance enforced, under the Laws of the State of Texas and the United States of America.

     11.7 Invalid Provisions. If any provision of a Loan Document is judicially determined to be unenforceable, all other provisions of it remain enforceable. If the provision determined to be unenforceable is a material part of that Loan Document, then, to the extent lawful, it shall be replaced by a judicially construed provision that is enforceable but otherwise as similar in substance and content to the original provision as the context of it reasonably allows.

     11.8 Conflicts Between Loan Documents. The provisions of this agreement control if in conflict (i.e., the provisions contradict each other as opposed to a Loan Document containing additional provisions not in conflict) with the provisions of any other Loan Document.

     11.9 Discharge and Certain Reinstatement. Borrowers' obligations under the Loan Documents remain in full force and effect until no Lender has any commitment to extend credit under the Loan documents and the Obligation is fully paid (except for provisions under the Loan Documents which by their terms expressly survive payment of the Obligation and termination of the Loan Documents). If any payment under any Loan Document is ever rescinded or must be restored or returned for any reason, then all Rights and obligations under the Loan Documents in respect of that payment are automatically reinstated as though the payment had not been made when due.

     11.10 Amendments, Consents, Conflicts, and Waivers. An amendment (which may be in substantially the form of EXHIBIT F-1) of, or an approval, consent, or waiver by Agent or by one or more Lenders under, any Loan Document must be in writing and must be:

           (a) Executed by Borrowers and Agent if it purports to reduce or increase any fees payable to Agent by Borrowers.

           (b) Executed by Borrowers and collateral Agent if it purports to reduce or increase any fees payable to Collateral Agent by Borrowers.

           (c) Executed by Borrowers and Agent and executed or approved in writing by all Lenders in action of all Lenders is specifically provided in any Loan document or if it purports to (i) except as otherwise stated in this
Section 11.10, extend the due date or decrease the scheduled amount of any payment under, or reduce the rate or amount of interest, fees, or other amounts payable to Agent or any Lender under, any Loan Document, (ii) change the definition of BORROWING BASE (or any component of it), COMMITMENT PERCENTAGE, DETERMINING LENDERS, ELIGIBLE B/C PAPER LOAN, ELIGIBLE CONSTRUCTION LOAN, ELIGIBLE GESTATION COLLATERAL, ELIGIBLE LAND CONTRACT, ELIGIBLE MORTGAGE COLLATERAL, ELIGIBLE MORTGAGE LOAN, ELIGIBLE MORTGAGE SECURITY, ELIGIBLE REPURCHASED LOAN, MARKET VALUE, STATED TERMINATION DATE, OR TERMINATION PERCENTAGE, or (iii) partially or fully release or any collateral except releases of collateral contemplated in this agreement.

          (d) Otherwise (i) for this agreement, executed by Borrowers, Agent, and Determining Lenders, or (ii) for other Loan Documents, approved in writing by Determining Lenders and executed by Borrowers, Agent, and any other party to that Loan Document.

     No course of dealing or any failure or delay by Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Agent or any Lender under the Loan Documents operates as a waiver of that Right. An approval, consent, or waiver is only effective for the specific instance and purpose for which it is given. The Loan Documents may only be supplemented by agreements, documents, and instruments delivered according to their respective express terms.

     11.11 Multiple Counterparts. Any Loan Document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document; but in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart. This agreement is effective when counterparts of it have been executed and delivered to Agent by each Lender, Agent, and Borrowers, or, in the case only of those Lenders, when Agent has received faxed or other evidence satisfactory to it that each Lender has executed and is delivering to Agent a counterpart of it.

     11.12 Parties. This agreement binds and inures to Borrowers, each Lender, Agent, Collateral Agent, and their respective successors and permitted assigns. Only those Persons may rely upon or raise any defense about this agreement.

          (a) Assignment by Companies. No Company may assign any rights or obligations under any Loan Document without first obtaining the written consent of Agent and all Lenders.

          (b) Assignment by Lender. Any Lender may assign, pledge, and otherwise transfer all or any of its Rights and obligations under the Loan Documents either (i) to a Federal Reserve Bank without the consent of any party to this agreement so long as that Lender is not released from its obligations under the Loan documents, or (ii) otherwise in the ordinary course of its lending business and in accordance with all Laws, with the Lenders' Agreement, and with

SECTION 11.13 or 11.14 so long as (A) except for assignments, pledges, and other transfers by a Lender to its Affiliates, the written consent of Borrowers and Agent, which may not be unreasonably withheld, must be first obtained, (B) the assignment or transfer (other than a pledge) does not involve a purchase price that directly or indirectly reflects a discount from face value unless that Lender first offered that assignment or transfer to the other Lenders on ratable basis according to their Commitment Percentages, (C) neither Borrowers nor Agent are required to incur any cost or expense incident to any assignment, pledge, or other transfer by any Lender, all of which are for the account of the assigning, pledging, or transferring Lender and its assignee, pledgee, or transferee as they may agree, and (D) if the Participant or Purchaser is organized under the Laws of any jurisdiction other than the United States of America or any of its states, it complies with SECTION 3.13.

          (c) Otherwise Void. Any purported assignment, pledge, or other transfer in violation of this section is void from the beginning and not effective.

     11.13 Participation. Subject to SECTION 11.12(B) and this section and only if no Default exists, a Lender may at any time sell to one or more Persons (each a "PARTICIPANT") participating interests in its commitment and its share of the Obligation.

          (a) Additional Conditions. For each participation (i) the selling Lender must remain, and the Participant may not become, a "Lender" under this agreement, (ii) the selling Lender's obligations under the Loan Documents must remain unchanged, (iii) the selling Lender must remain the holder of its one or more Notes and its share of the Obligation for all purposes under the Loan Documents, and (v) Borrowers Agent and Collateral Agent may continue to deal solely and directly with the selling Lender in connection with those Rights and obligations.

          (b) Participant Rights. The selling Lender may obtain for each of its Participants the benefits of the Loan Documents related to participation in its share of the Obligation, but Borrowers are never obligated to pay any greater amount that would be due to the selling Lender under the Loan Documents calculated as though no participation had been made. Otherwise, Participants have no Rights under the Loan Documents except certain permitted voting Rights described below.

          (c) Participation Agreements. An agreement for a participating interest (i) may only provide to a Participant voting Rights in respect of any amendment of or approval, consent, or waiver under any Loan Document related to the matters in Section 11.10(c) if it also provides for a voting mechanism that a majority of that selling Lender's Commitment Percentage or Termination Percentage, as the case may be (whether directly held by that selling Lender or participated) controls the vote for that selling Lender, and (ii) may not permit a Participant to assign, pledge, or otherwise transfer its participating interest in the Obligation to any Person except any Lender or its Affiliates.

     11.14 Transfers. Subject to SECTION 11.12(B) and this section and only if no Default exists, a Lender may at any time sell to one or more financial institutions (each a "PURCHASER") all or part of this Rights and obligations under the Loan Documents.

          (a) Additional Conditions. The sale (i) must be accomplished by the selling Lender and Purchaser executing and delivering to Agent and Borrowers an Assignment and (ii) may not occur until the selling Lender pays to Agent an administrative transfer fee of Two Thousand Five Hundred Dollars ($2,500).

          (b) Procedures. Upon satisfaction of the foregoing conditions and as of the Effective Date in the Assignment, which may not be before delivery of that Assignment to Agent and Borrowers, then (i) a Purchaser is for all purposes a Lender party to, with all the Rights and obligations of a Lender under, this agreement, with a commitment as stated in the Assignment, (ii) the selling Lender is released from its obligations under the Loan Documents to a corresponding extent, (iii) SCHEDULE 2 is automatically deemed to reflect the name, address, and Commitment of the Purchaser and the reduced commitment of the selling Lender, and Agent shall deliver to Borrowers and Lenders an amended
SCHEDULE 2 reflecting those changes, (iv) Borrowers shall execute and deliver to each of the selling Lender and the Purchaser a Note, each based upon their respective Commitments following the transfer, (v) upon delivery of the one or more Notes under CLAUSE (IV) above, the selling Lender shall return to Borrowers all notes previously delivered to it under this Agreement, and (vi) the Purchaser is subject to all the provisions in the Loan Documents, the same as if it were a Lender that executed this agreement on its original date.

     11.15 Jurisdiction; Venue; Service of Process; and Jury Trial. EACH PARTY, IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS (AND IN THE CASE OF EACH BORROWER, FOR EACH OF ITS SUBSIDIARIES), (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TEXAS, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY TEXAS LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BROUGHT IN ANY SUCH COURT,
(C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM, (D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN DALLAS, TEXAS, IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER TO AGENT EVIDENCE THEREOF, IF REQUESTED, (E) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE

PREPAID AT ITS ADDRESS SET FORTH HEREIN, (F) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION SHALL BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS, AND (G) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrowers (for themselves and on behalf of each of their Subsidiaries) and each other party to this agreement acknowledge that this waiver is a material inducement to the agreement of each party hereto to enter into a business relationship, that each has already relied on this waiver in entering into this agreement, and each will continue to rely on each of such waivers in related future dealings. Borrowers (for themselves and on behalf of each of their Subsidiaries) and each other party to this agreement warrant and represent that they have reviewed these waivers with their legal counsel, and that they knowingly and voluntarily agree to each such waiver following consultation with legal Counsel. THE WAIVERS IN THIS SECTION 11.15 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, AND REPLACEMENTS TO OR OF THIS OR ANY OTHER LOAN DOCUMENT. In the event of Litigation, this agreement may be filed as a written consent to a trial by the court.

     11.16 Entire Agreement. THE LOAN DOCUMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first stated in this agreement.


(address)                                   MCA FINANCIAL CORP.,
23999 Northwestern Highway, Suite 230       MCA MORTGAGE CORPORATION, and
Southfield, MI  48075                       MORTGAGE CORPORATION OF
Attn: Tom Cronin                            AMERICA, as Borrowers
Tel: (810) 358-0606
Fax: (810) 358-7526
                                        By:___________________________________
(Wire Instructions)                        Tom Cronin, Vice Chairman


(address)                                   TEXAS COMMERCE BANK NATIONAL
712 Main Street                             ASSOCIATION, as Agent and a Lender
Houston, TX  77002
Attn: Pamela E. Skinner
Vice President                         By:____________________________________
Tel: (713) 216-5382                       Pamela E. Skinner, Vice President
Fax: (713) 216-2082

(Wire Instructions)


(address)                                   TEXAS COMMERCE BANK NATIONAL
712 Main Street                             ASSOCIATION, as Collateral Agent
Houston, TX 77002
Attn: Pamela E. Skinner
Vice President                         By:____________________________________
Tel: (713) 216-5382                       Pamela E. Skinner, Vice President

Fax: (713) 216-5382

(Wire Instructions)


              Unnumbered signature page to Loan Agreement among
                MCA Financial Corp., MCA Mortgage Corporation
                     and Mortgage Corporation of America,
              Texas Commerce Bank National Association, as Agent
                and as Collateral Agent, and Certain Lenders,
               joined by Mortgage Corporation of America, Inc.

     MORTGAGE CORPORATION OF AMERICA, INC. joins the Borrowers, the Agent, the Collateral Agent and the Lenders in executing this agreement for the purposes of making the agreements stated in SECTION 2.6 of this Agreement.


       (address)
       23999 Northwestern Highway, Suite 230
       Southfield, MI  48075                  MORTGAGE CORPORATION OF
       Attn: Lee P. Wells                     AMERICA, INC.
       Tel: (810) 358-5555
       Fax: (810) 358-7507
                                              By:___________________________
       (Wire Instructions)                          Lee P. Wells

                                              Title:________________________




              Unnumbered signature page to Loan Agreement among
                MCA Financial Corp., MCA Mortgage Corporation
                     and Mortgage Corporation of America,
              Texas Commerce Bank National Association, as Agent
                and as Collateral Agent, and Certain Lenders,
               joined by Mortgage Corporation of America, Inc.

                                   SCHEDULE 2

                            LENDERS AND COMMITMENTS



LENDER                                                   COMMITMENT
- --------------------------------------------------------------------
Texas Commerce Bank National Association                 $80,000,000
712 Main Street
Houston, Texas  77002
Attn: Pamela E. Skinner, Vice President
Fed. Tax I.D. No. 74-0800980
Tel. (713) 216-5382
Fax (713) 216-2082

(Wire Instructions)

___________________________________
___________________________________
___________________________________

- --------------------------------------------------------------------
TOTAL                                                    $80,000,000
- --------------------------------------------------------------------

                                  SCHEDULE 4.1

                             ELIGIBILITY CONDITIONS


     A. ELIGIBLE MORTGAGE LOAN means a Mortgage Loan:

        1. For which, if a Wet Borrowing was made for it, the applicable Wet Period has not expired.

        2.    That is an FHA Loan, VA Loan, Jumbo Loan, or other Mortgage
              Loan that complies with all applicable requirements for purchase under the FHLMC Guide or the FNMA Guide.

        3. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Collateral Agent, (b) has a maturity within 30 years of its origination, (c) is payable or endorsed (without restrictions or limitation) to a Borrower's order, (d) is endorsed in blank by that Borrower, (e) is fully funded, and (f) is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor
              Laws.

        4. For which no default in the payment of principal or interest or any other default has continued uncured for thirty (30) calendar days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

        5. That is secured by a mortgage, deed of trust, or trust deed that has been or will be sent for recording and that (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Collateral Agent and (b) grants a first priority Lien on residential real property described below that will be perfected upon recording.

        6. For which the underlying residential real property (a) consists of land and (i) a one- to four-family dwelling, (ii) a condominium unit, or (iii) a manufactured home unit, but not (iv) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard extended coverage insurance (including flood insurance if the property is in a federally designated flood plain) in accordance with the Collateral Documents for it and the appropriate Borrower is named as a loss-payee for that insurance.




                                                                    SCHEDULE 4.1

        7. That conforms in all respects with all of the requirements of a valid and enforceable Take-Out Commitment held by the appropriate Borrower as reported on Take-Out Reports delivered under the Loan Agreement.

        8. The Collateral Documents for which (a) are delivered to Collateral Agent within ninety (90) calendar days after the date of the related promissory note, (b) are in compliance with all Laws, (c) are otherwise in compliance with the requirements of the Loan Documents and otherwise in form and substance acceptable to Collateral Agent, and (d) are subject to Lender Liens.

        9. That has been held by Collateral Agent for Lenders as an Eligible Mortgage Loan for one hundred eighty (180) calendar days or less.

        10. That has not, and no Collateral Document for which has, been (a) sold to an investor and repurchased by any Borrower, (b) rejected by an investor, (c) delivered to an investor or any Person for more than the Shipping Period, or (d) delivered to any Borrower for correction for more than the Correction Period.

        11. That is (a) not an Eligible Repurchased Loan, (b) not an Eligible B/C Paper Loan, and (c) not subject to a repurchase agreement.

     B. ELIGIBLE GESTATION COLLATERAL means an Eligible Mortgage Loan:

        1. For which Collateral Agent has issued its certification or initial certification for inclusion of that Mortgage Loan in a Mortgage Pool.

        2. For which a Borrower has delivered to Collateral Agent a valid and enforceable Take-Out Commitment for that Mortgage Loan that is issued by a Person, and is in form and substance, acceptable to Collateral Agent.

        3. That has been held by Collateral Agent as Eligible Gestation Collateral for no more than thirty (30) calendar days.

     C. ELIGIBLE MORTGAGE SECURITY means a Mortgage Security:

        1. That is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind.

        2.  That is guaranteed or issued by either (a) FNMA, FHLMC, or GNMA or
            (b) any other Person if (i) Borrowers first obtain Determining Lenders' written approval in their sole discretion and (ii) that other Person has not later been rejected by Determining Lenders in their sole discretion.

        3.  Under which no default exists.

                                                                    SCHEDULE 4.1

       4. That conforms in all respects with all of the requirements of a valid and enforceable Take-Out Commitment held by the appropriate Borrower to which it has been allocated for purchase as reported on Take-Out Reports delivered under the Loan Agreement.

       5. Issued in connection with a Mortgage Pool composed of Mortgage Loans that were, before the issuance of that Mortgage Security, Eligible Mortgage Loans constituting part of the Collateral.

       6. The Collateral Documents for which (a) have been delivered to Collateral Agent, (b) are in compliance with all Laws, (c) are otherwise in form and substance acceptable to Collateral Agent, and
            (d) are subject to Lender Liens.

       7. That has been held by Collateral Agent for Lenders as an Eligible Mortgage Security for a time period that, when added to the longest time period any Mortgage Loan to which it relates was included in the Collateral as an Eligible Mortgage Loan, is one hundred eighty
            (180) calendar days or less.

    D. ELIGIBLE CONSTRUCTION LOAN means a loan:

       1. that is evidenced by a valid promissory note and is secured by a mortgage, deed of trust, or trust deed that grants a perfected first priority Lien on the underlying residential real property and all improvements constructed and to be constructed thereon, and that is given to evidence and secure advances of loan proceeds to or for account of the owner of such real property who intends to reside in it upon completion of such construction, to pay the costs of construction of new residential improvements to such underlying real property and/or the acquisition cost of such underlying real property.

       2. That is an FHA Loan, VA Loan, Jumbo Loan, or other Mortgage Loan that complies, or after construction is substantially completed will comply, with all applicable requirements for purchase under the FHLMC Guide or the FNMA Guide.

       3. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Collateral Agent, (b) has a maturity within 30 years (plus a reasonable period for construction of such improvements) of its origination, (c) is payable or endorsed (without restrictions or limitation) to a Borrower's order, (d) is endorsed in blank by that Borrower, (e) is fully funded, or will be upon completion of construction of such improvements, and (f) is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

                                                                    SCHEDULE 4.1

       4. Whose loan-to-value ratio does not exceed eighty percent (80%) and the total amount of which does not exceed ninety percent (90%) of the hard construction costs for such improvements, including land cost.

       5. In respect of the underlying real property or improvements no mechanic's lien claim for nonpayment of any labor or materials for such construction has been asserted that has been outstanding for more than thirty (30) days and has not been satisfied and released.

       6. For which no default in the payment of principal or interest or any other default has continued uncured for thirty (30) calendar days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

       7. That is secured by a mortgage, deed of trust, or trust deed that has been or will be sent for recording and that (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Collateral Agent and (b) grants a first priority Lien on residential real property described below that will be perfected upon recording.

       8. For which the underlying residential real property (a) consists of land and (i) a one- to four-family dwelling, or (ii) a manufactured home unit, but not (iii) a mobile home, a condominium unit, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard extended coverage insurance (including flood insurance if the property is in a federally designated flood plain) in accordance with the Collateral Documents for it and the appropriate Borrower is named as a loss-payee for that insurance (which coverage may be provided through an appropriate builder's risk insurance policy during construction of such improvements).

       9. That conforms in all respects with all of the requirements of a valid and enforceable Take-Out Commitment held by the appropriate Borrower as reported on Take-Out Reports delivered under the Loan Agreement, or is otherwise hedged in a fashion and by a device that is acceptable to and approved by the Agent.

       10. The Collateral Documents for which (a) are delivered to Collateral Agent within ninety (90) calendar days after the date of the related promissory note, (b) are in compliance with all Laws, (c) are otherwise in compliance with the requirements of the Loan Documents and otherwise in form and substance acceptable to Collateral Agent, and (d) are subject to Lender Liens.

                                                                    SCHEDULE 4.1

     11. That has been held by Collateral Agent for Lenders as an Eligible Mortgage Loan for two hundred seventy (270) calendar days or less.

     12.   That has not, and no Collateral Document for which has, been
           (a) sold to an investor and repurchased by any Borrower, (b) rejected by an investor, (c) delivered to an investor or any Person for more than the Shipping Period, or (d) delivered to any Borrower for correction for more than the Correction Period.

     13. That is (a) not an Eligible Repurchased Loan, (b) not an Eligible B/C Paper Loan, and (c) not subject to a repurchase agreement.

  E. ELIGIBLE REPURCHASED LOAN means a Mortgage Loan:

     1. That has been repurchased by a Borrower from an investor, or out of a Mortgage Pool, pursuant to such Borrower's obligation or right to do so as servicer of that Mortgage Loan.

     2.    That is an FHA Loan, VA Loan, Jumbo Loan, or other Mortgage
           Loan that complies with all applicable requirements for purchase under the FHLMC Guide or the FNMA Guide.

     3. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Collateral Agent, (b) has a maturity within 30 years of its origination, (c) is payable or endorsed (without restriction or limitation) to a Borrower's order, (d) is endorsed in blank by that Borrower, (e) is fully funded, and (f) is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

     4. For which no claim for any credit, allowance, or adjustment exists.

     5. That is secured by a mortgage, deed of trust, or trust deed that (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Collateral Agent and (b) grants a first priority Lien on residential real property described below that has been or will be perfected upon recording.

     6. For which the underlying residential real property (a) consists of land and (i) a one-to-four-family dwelling, (ii) a condominium unit, or (iii) a manufactured home unit, but not (iv) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard extended coverage insurance (including flood insurance if the property is in a federally designated flood plain) in accordance with the Collateral

                                                                    SCHEDULE 4.1

            Documents for it, and the appropriate Borrower is named as a loss-payee for that insurance.

      7. The Collateral Documents for which (a) are in compliance with all Laws, (b) are otherwise in compliance with the requirements of the Loan Documents and otherwise in form and substance acceptable to Collateral Agent, and (c) are subject to Lender Liens.

      8. That has been held by Collateral Agent for Lenders as an Eligible Repurchased Loan for ninety (90) calendar days or less.

      9. That has not, and no Collateral Document for which has, been (a) delivered to an investor or any Person for more than the Shipping Period, or (b) delivered to any Borrower for correction for more than the Correction Period.

      10. That is (a) not an Eligible B/C Paper Loan and (b) not subject to a repurchase agreement.

      F.    ELIGIBLE B/C PAPER LOAN means a Mortgage Loan:

      1. For which, if a Wet Borrowing was made for it, the applicable Wet Period has not expired.

      2. That has been assigned a rating of "B" or "C" by the relevant Borrower pursuant to underwriting standards acceptable to the Agent, and based upon such Mortgage Loan's status as not complying with all applicable requirements for purchase under either the FHLMC Guide or the FNMA Guide, and therefore being saleable only to investors other than FHLMC or FNMA.

      3. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Collateral Agent, (b) has a maturity within 30 years of its origination, (c) is payable or endorsed (without restriction or limitation) to a Borrower's order, (d) is endorsed in blank by that Borrower, (e) is fully funded, and (f) is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

      4. For which no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists, and for which no default in the payment of principal or interest or any other default has continued uncured for sixty (60) calendar days -- or, in the case of any Eligible B/C Paper Loan that conforms in all respects with all of the requirements of a valid and enforceable Take-Out Commitment held by such Borrower as reported on Take-Out Reports

                                                                    SCHEDULE 4.1
            delivered under the Loan Agreement, for which no such default has continued uncured for ninety (90) calendar days.

      5.    That is secured by a mortgage, deed of trust, or trust deed that
            (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Collateral Agent and (b) grants a first priority Lien on residential real property described below that will be perfected upon recording.

      6. For which the underlying residential real property (a) consists of land and (i) a one-to-four-family dwelling, (ii) a condominium unit, or (iii) a manufactured home unit, but not (iv) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard extended coverage insurance (including flood insurance if the property is in a federally designated flood plain) in accordance with the Collateral Documents for it, and the appropriate Borrower is named as a loss-payee for that insurance.

      7. The Collateral Documents for which (a) are delivered to Collateral Agent within ninety (90) calendar days after the date of the related promissory note, (b) are in compliance with all laws, (c) are otherwise in compliance with the requirements of the Loan Documents and otherwise in form and substance acceptable to Collateral Agent, and (d) are subject under the Loan Agreement.

      8. That has been held by Collateral Agent for Lenders as an Eligible B/C Paper Loan for ninety (90) calendar days or less, except that for Eligible B/C Paper Loans that conform in all respects with all of the requirements of a valid and enforceable Take-Out Commitment held by the appropriate Borrower as reported on Take-Out reports delivered under the Loan Agreement, the applicable limit is one hundred eighty (180) calendar days.

      9. That has not, and no Collateral Document for which has, been (a) sold to an investor and repurchased by any Borrower, (b) rejected by an investor, (c) delivered to an investor or any Person for more than the Shipping Period, or (d) delivered to any Borrower for correction for more than the Correction Period.

      10. That is (a) not an Eligible Repurchased Loan and (b) not subject to a repurchase agreement.

G.    ELIGIBLE LAND CONTRACT means a Land Contract:

      1. Which (a) is in form acceptable to Collateral Agent, (b) has a maturity within twenty (20) years of its origination, (c) has a Borrower as the original "Seller" or is properly assigned (without restriction or limitation) to a Borrower and is

                                                                    SCHEDULE 4.1
            collaterally assigned to Collateral Agent, (d) is fully funded, and
            (f) is valid and enforceable without offset, counterclaim, defense or right of recision or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

      2. For which no default in the payment of principal or interest or any other default has continued uncured for sixty (60) calendar days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance or adjustment exists.

      3. For which the underlying residential real property (a) consists of land and (i) a one-to-four family dwelling, (ii) a condominium unit or (iii) a manufactured home unit, but not (iv) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard extended coverage insurance (including without limitation, flood insurance if the property is in a federally designated flood plain) in accordance with the Collateral Documents for it, and the appropriate Borrower is named as a loss payee for that insurance.

      4. The Collateral Documents for which (a) are delivered to Collateral Agent within ninety (90) calendar days after the date of the related Land Contract, (b) are in compliance with all Laws, (c) are otherwise in compliance with the requirements of the Loan Documents and otherwise in form and substance acceptable to Collateral Agent, and (d) are subject to Lender Liens.

      5. That has been held by Collateral Agent for Lenders as an Eligible Land Contract for one hundred eighty (180) calendar days or less.

      6. That has not, and no Collateral Document for which has, been (a) sold to an investor and repurchased by any Borrower, (b) rejected by an investor, (c) delivered to an investor or any Person for more than the Shipping Period, or (b) delivered to any Borrower for correction for more than the Correction Period.

      7.    That is not subject to a repurchase agreement.


                                      8                            SCHEDULE 4.1

                                  SCHEDULE 4.2

                          BORROWING BASE CALCULATIONS


A.     BORROWING BASE means the sum of:

       1. For Eligible Mortgage Collateral, ninety-eight percent (98%) of the least of its (i) face amount, (ii) only in respect of Eligible Mortgage Loans, face amount less discounts, (iii) Take-Out Price; or (iv) at the election of Agent or Determining Lenders' at any time, Market Value; and

       2. For Eligible Gestation Collateral, ninety-nine percent (99%) of the Take-Out Price for Eligible Gestation Collateral matched either to a security settlement or to a whole loan settlement; and

       3. For Eligible Repurchased Loans, eighty-five percent (85%) of the lesser of (i) the face amount of the underlying promissory note or
            (ii) its unpaid principal balance;

       4. For Eligible B/C Paper Loans, ninety-eight percent (98%) of the lesser of (i) the face amount of the underlying promissory note or
            (ii) the Take-Out Price;

       5. For Eligible Construction Loans, ninety-five percent (95%) of the lesser of (i) the appraised value of the underlying real estate and the residential improvements being constructed on it or (ii) the purchase price committed to be paid by a buyer under an executed real estate purchase and sale agreement or earnest money contract for the purchase of such property upon (or before) completion of the construction of such improvements; and

       6. For Eligible Land Contracts, ninety-five percent (95%) of the lesser of (i) the appraised value of the subject property, (ii) the contract purchase price, or (iii) the actual amount funded by Borrowers with respect to the Land Contract.

  B.   TAKE-OUT PRICE.  For the Mortgage Collateral for which Borrowers elect:

       1. To deliver to Collateral Agent a Take-Out Commitment designating specific Mortgage Collateral for purchase, the amount that the Approved Investor has committed to pay for that Mortgage Collateral.

       2. Not to deliver to Collateral Agent a Take-Out Commitment designating a specific item of Mortgage Collateral for purchase, an amount determined by Mortgage Collateral Group as follows:

              (a) MORTGAGE COLLATERAL GROUP means all Mortgage Collateral bearing the same interest rate without regard to whether that Mortgage Collateral consists of Mortgage Loans or Mortgage Securities. In determining any such grouping, Mortgage Securities are grouped with other Mortgage Collateral in accordance with the interest rates of the underlying and related pools of Mortgage Loans and not by the interest rates appearing on the face of any of the Mortgage Securities.

              (b) The Take-Out Price for each Mortgage Collateral Group
                  shall be the corresponding weighted average Take-Out Price, expressed as a percentage, determined from all of the respective Take-Out Commitments for the sale of the items comprising that Mortgage Collateral Group held by Borrowers at that time, and not designated for specific Mortgage Collateral under PART B.1. above, calculated as follows:

                  - All Take-Out Commitments are first grouped to correspond to each related Mortgage Collateral Group, with the result that for each Mortgage Collateral Group there will be a corresponding group of Take-Out Commitments;

                  - The aggregate principal balance of Take-Out Commitments in each Mortgage Collateral Group is then determined; and

                  - The principal balance of each Take-Out Commitment in each Mortgage Collateral Group is then multiplied by the related percentage of par and the sum of the products thereof is divided by the aggregate principal balance of Take-Out Commitments in that Mortgage Collateral Group to determine the weighted average Take-Out Price for that Mortgage Collateral Group.

              (c) For all Mortgage Collateral, the weighted average Take-Out
                  Price, expressed as a percentage, shall be is determined by dividing (i) the total Take-Out Price for all Mortgage Collateral Groups determined above by (ii) the total principal amount of all Take-Out Commitments determined above.

If the price in a Take-Out Commitment is stated as a yield and not as a percentage of par, a yield so stated shall be converted to a percentage price by the use of the "Net Yield Tables for GNMA Mortgage Securities" published by Financial Publishing Company or the "Mortgage Yield Conversion Tables" published by FNMA, as applicable and acceptable to Agent.



                                      2


                                                                    SCHEDULE 4.2

                                  SCHEDULE 4.3

                             COLLATERAL PROCEDURES


   A. MORTGAGE LOAN OR CONSTRUCTION LOAN FOR DRY BORROWING. Delivery of a Mortgage Loan or a Construction Loan to support a Dry Borrowing requires delivery to Collateral Agent of the following Collateral Documents, each of which must be in form and substance satisfactory to Collateral Agent, in the following manner:

         1. A Collateral Delivery Notice that, among other things, identifies the documents being delivered to Collateral Agent for that Dry Borrowing.

         2. The original promissory note evidencing that Mortgage Loan or Construction Loan, properly payable or endorsed to the appropriate Borrower, and endorsed in blank by that Borrower.

         3. An assignment from that Borrower of the mortgage, deed of trust, or trust deed securing that Mortgage Loan or Construction Loan, executed in blank by that Borrower, and in recordable form.

         4. A certified copy of each intervening assignment to that Borrower of that mortgage, deed of trust, or trust deed sent for recording and copies of all previous intervening assignments.

         5. A certified copy of that original mortgage, deed of trust, or trust deed sent for recording in the jurisdiction where the property is located.

         6. Except in the case of a Repurchase Borrowing, a Construction Loan Borrowing or a B/C Paper Borrowing for Eligible B/C Paper Loans that have not been held by the Collateral Agent for more than one hundred eighty (180) calendar days, either (i) a Take-Out Commitment specifically designating that Mortgage Loan or Construction Loan for purchase or (b) Take-Out Commitments with the take-out prices indicated (unless a master Take-Out Commitment has already been delivered to, and is on file with, Collateral Agent).

         7. Except in the case of a Repurchase Borrowing, and unless Collateral Agent has initiated the wire transfer for originating the Mortgage Loan or Construction Loan, a copy of the check evidencing that origination.

         8. A data processing printout reflecting that Mortgage Loan's or Construction Loan's loan number, mortgagor, origination date, original amount, outstanding principal balance, interest rate, type of loan, and requested advance amount.



                                                                    SCHEDULE 4.3

         9. Any and all other files, documents, instruments, certificates, correspondence, or other records that are requested by Collateral Agent.

B. MORTGAGE LOAN FOR WET BORROWING. Delivery of a Mortgage Loan for a Wet Borrowing requires delivery to Collateral Agent of the following Collateral Documents, each of which must be in form and substance satisfactory to Collateral Agent, in the following manner:

      1. A Collateral Delivery Notice that, among other things, identifies the documents that must be delivered to Collateral Agent before the expiration of the Wet Period for that Wet Borrowing.

      2. Unless Collateral Agent has approved a wire transfer initiated by a Borrower for originating that Mortgage Loan, either a copy of the check evidencing that origination or (b) evidence that the check for that origination is held by a title company pending disbursement.

      3. A data processing print-out reflecting that Mortgage Loan's loan number, mortgagor, origination date, original amount, outstanding principal balance, interest rate, type of loan, and requested advance amount.

C. MORTGAGE SECURITY FOR DRY BORROWING. Delivery of a Mortgage Security for a Dry Borrowing requires delivery to Collateral Agent of the following Collateral Documents, each of which must be in form and substance satisfactory to Collateral Agent, in the following manner:

      1. A Collateral Delivery Notice that, among other things, identifies the documents being delivered to Collateral Agent for that Dry Borrowing.

      2.   For a Mortgage Security that is not in book entry form:

           (a)  The Original Mortgage Security.


           (b) An updated bond power endorsed, or another appropriate instrument of assignment executed by the appropriate Borrower in blank.

      3. For a Mortgage Security that is in book entry form, conformation of either:

           (a)  The appropriate entry (i) in records of a Federal
                Reserve Bank of the nominal ownership by Collateral Agent (n behalf of Lenders) of any FNMA Mortgage Security that constitutes a "FNMA BOOK ENTRY SECURITY,", as defined in the Book Entry Procedures for FNMA Securities, 24 C.F.R. Section
                Section 81.41-81.49 (the "FNMA BOOK ENTRY PROCEDURES"), or a FHLMC Mortgage Security that constitutes a "FHLMC BOOK ENTRY SECURITY," as defined in the Federal Home Loan Mortgage Corporation Book Entry

                                                                    SCHEDULE 4.3

                  Regulations, 1 C.F.R. Section Section 462.1-462.8 (the "FHLMC BOOK ENTRY REGULATIONS"), and (ii) by Collateral Agent in its records of the appropriate Borrower's ownership of that book entry Mortgage Security subject to a Lender Lien; or

              (b) The (i) appropriate entry by Chemical Bank, in its
                  capacity as custodian for Participants Trust Company ("PTC"), GNMA's central depositary, in its records of the nominal ownership by Collateral Agent (on behalf of Lenders) of any GNMA-guaranteed Mortgage Security, (ii) the appropriate entry by Collateral Agent in its records of the appropriate Borrower's ownership of that book entry Mortgage Security subject to a Lender Lien, and (iii) receipt by Collateral Agent of a confirmation of transaction in the form of a written advice specifying the amount and description of that book entry Mortgage Security subject to that Lien.

       4. Either (a) a Take-Out Commitment specifically designating that Mortgage Security for purchase or (b) Take-Out commitments with the take-out prices indicated (unless a master Take-Out Commitment has already been delivered to, and is on file with, Collateral Agent).

D. LAND CONTRACT BORROWING. Delivery of a Land Contract to support a Land Contract borrowing requires delivery to Collateral Agent of the following Collateral Documents, each of which must be in form and substance satisfactory to Collateral Agent, in the following manner:

      1. A Collateral Delivery Notice that, among other things, identifies the documents being delivered to Collateral Agent for that Land Contract Borrowing.

      2. The original Land Contract properly collaterally assigned to Collateral Agent for Lenders.

      3. A copy of a deed or title policy showing a Borrower as owner of the underlying real property.

      4. A data processing printout reflecting that Land Contract's loan number, mortgagor, origination date, original amount, outstanding principal balance, interest rate, type of loan and requested advance amount.

      5. Any and all other files, documents, instruments, certificates, correspondence or other records that are requested by Collateral Agent.

                                                                    SCHEDULE 4.3

                                   SCHEDULE 5

                               CLOSING CONDITIONS

                  Unless otherwise specified, all dated as of
                 the Closing Date or a date (a "CURRENT DATE")
                    within 30 days before the Closing Date.



LSZ  [1.]  LOAN AGREEMENT dated as of September 3, 1996, between Borrowers,
           Agent, Collateral Agent, and certain Lenders, all of the
           terms in which have the same meanings when used in this schedule, accompanied by:

           Schedule 2    -  Lenders and Commitments
           Schedule 4.1  -  Eligibility Conditions
           Schedule 4.2  -  Borrowing-Base Calculations
           Schedule 4.3  -  Collateral Procedures
           Schedule 5    -  Closing Conditions
           Schedule 6.2  -  Companies
           Schedule 6.9  -  Litigation and Judgments
           Schedule 6.10 -  Affiliate Transactions
           Schedule 8.1  -  Permitted Debt
           Schedule 8.2  -  Permitted Liens
           Schedule 8.3  -  Permitted Loans/Investments

           Exhibit A     -  Note
           Exhibit B     -  [Intentionally Omitted]
           Exhibit C-1   -  Security Agreement
           Exhibit C-2   -  Financing Statement
           Exhibit C-3   -  Shipping Request
           Exhibit C-4   -  Bailee Letter for Investors
           Exhibit C-5   -  Bailee Letter for Pool Custodian
           Exhibit C-6   -  Trust Receipt and Agreement
           Exhibit C-7   -  Release Request
           Exhibit D-1   -  Borrowing Request
           Exhibit D-2   -  Collateral Delivery Notice
           Exhibit D-3   -  Borrowing Base Report
           Exhibit D-4   -  Take-Out Report
           Exhibit D-5   -  Management Report
           Exhibit D-6   -  Compliance Certificate
           Exhibit D-7   -  Collateral Conversion Notice
           Exhibit E     -  Opinion of Counsel
           Exhibit F-1   -  Amendment
           Exhibit F-2   -  Assignment and Assumption Agreement



                                                                      SCHEDULE 5

LSZ  [2.]  NOTE in the original principal amount of Eighty Million Dollars
           ($80,000,000), executed by Borrowers, payable to the order of Texas Commerce Bank National Association, and in substantially in the form of EXHIBIT A to the Loan Agreement.

LSZ  [3.]  SECURITY AGREEMENT executed by Borrowers as debtor and Collateral
           Agent as secured party, and in substantially the form of EXHIBIT C-1 to the Loan Agreement.

LSZ  [4.]  FINANCING STATEMENTS executed by Borrowers as debtor and Collateral
           Agent as secured party, for filing with the following
           UCC offices, and in substantially the form of EXHIBIT C-2 to the Loan Agreement:



NAME                                             JURISDICTION       NUMBER  DATE
- --------------------------------------------------------------------------------
MCA Financial Corp.                              Sec. of State, TX
- --------------------------------------------------------------------------------
                                                 Sec. of State, MI
- --------------------------------------------------------------------------------
                                                 Sec. of State, IL
- --------------------------------------------------------------------------------
MCA Mortgage Corporation                         Sec. of State, TX
- --------------------------------------------------------------------------------
                                                 Sec. of State, MI
- --------------------------------------------------------------------------------
                                                 Sec. of State, IL
- --------------------------------------------------------------------------------
Mortgage Corporation of America                  Sec. of State, TX
- --------------------------------------------------------------------------------
                                                 Sec. of State, MI
- --------------------------------------------------------------------------------
                                                 Sec. of State, IL
- --------------------------------------------------------------------------------
Mortgage Corporation of America, Inc.            Sec. of State, TX
- --------------------------------------------------------------------------------
                                                 Sec. of State, MI
- --------------------------------------------------------------------------------
                                                 Sec. of State, IL
- --------------------------------------------------------------------------------

LSZ [5.] UCC SEARCH REPORTS for financing statements filed against Borrowers as Debtor with the following UCC filing offices as of Current Dates:


DEBTOR                              FILE NO.                FILE DATE           DESCRIPTION
- ------------------------------------------------------------------------------------------------------
Mortgage Corp. of America          C379437                  07/24/90     Land contracts
                           (Manufacturers Nat'l Bank
                                 of Detroit)
- ------------------------------------------------------------------------------------------------------
Mortgage Corp. of America          C464681                  04/04/91     Fixtures, goods, inventory,
                           (Mortgage Corp. of America)                   equipment, personal property,
                                                                         accounts, & contract rights.
- ------------------------------------------------------------------------------------------------------




                                                                      SCHEDULE 5

DEBTOR                     FILE NO.                        FILE DATE   DESCRIPTION
- ----------------------------------------------------------------------------------------------------------
Mortgage Corp. of America  C488600                          06/11/91  Computer equipment, leased.
                           (NBA Equipment Finance, Inc.)
- ----------------------------------------------------------------------------------------------------------
First American Mortgage    C500463                          07/19/91  Assets contributed to capital.
Associates, Inc.           (Mortgage Corp. of America)
- ----------------------------------------------------------------------------------------------------------
Mortgage Corp. of America  C518773                          09/16/91  Equipment lease filing.
                           (U.S. Financial Services, Inc.)
- ----------------------------------------------------------------------------------------------------------
Mortgage Corp of America   C550908                          12/30/91  (1) Konica 3035 Copier
                           (Ervin Leasing Co.)
- ----------------------------------------------------------------------------------------------------------
Mortgage Corporation of    17754B                           01/31/92  FHLMC & FNMA & GNMA Servicing
America                    (IBJ Schroder Bank & Trust Co.)            Contracts
- ----------------------------------------------------------------------------------------------------------
Mortgage Corp. of America  C565309                          02/12/92  Rights to accounts, general
                           (Huntington Banks of Michigan)             intangibles, & contract
                                                                      rights relating to land
                                                                      contract dated December 23,
                                                                      1988.
- ----------------------------------------------------------------------------------------------------------
Mortgage Corporation of    C565310                          02/12/92  Rights to accounts, general
America                    (Huntington Banks of Michigan)             intangibles, & contract
                                                                      rights relating to land
                                                                      contract dated September 12,
                                                                      1988.
- ----------------------------------------------------------------------------------------------------------
Mortgage Corp. of America  C565311                                    Rights to accounts, general
                           (Huntington Banks of Michigan)             intangibles, & contract
                                                                      rights relating to land
                                                                      contract dated September 2,
- ----------------------------------------------------------------------------------------------------------
Mortgage Corp. of America  C571939                          03/04/92  Fixture filing.
                           (Huntington Banks of Michigan)
- ----------------------------------------------------------------------------------------------------------
Mortgage Corp. of America  C571940                          03/04/92  Fixture filing.
                           (Huntington Banks of Michigan)
- ----------------------------------------------------------------------------------------------------------
Mortgage Corp. of America  C571941                          03/04/92  Fixture filing.
                           (Huntington Banks of Michigan
- ----------------------------------------------------------------------------------------------------------
Mortgage Corp. of America  C590779                          04/28/92  (1) Konica 4045 Copying
                           (Ervin Leasing Company)                    System with 20 Bin Sorter
- ----------------------------------------------------------------------------------------------------------
Mortgage Corp. of America  C659102                          11/23/92  All moneys due and to become
                                                                      due
- ----------------------------------------------------------------------------------------------------------
Mortgage Corp. of America  30157B                           04/19/93  Telecommunications and data
                           (Ameritech Credit Corp.)                   equipment.
- ----------------------------------------------------------------------------------------------------------
Mortgage Corp. of America  30158B                           04/19/93  Telecommunications and data
                           (Ameritech Credit Corp.)                   equipment.
- ----------------------------------------------------------------------------------------------------------


                                                                  SCHEDULE 5
                                       3

DEBTOR                     FILE NO.                     FILE DATE   DESCRIPTION
- ---------------------------------------------------------------------------------------
First American Mortgage    30780B                        05/03/93  Servicing rights,
Associates, Inc. (d/b/a    (Comerica Bank)                         contracts,
Mortgage Corp. of                                                  accounts, contract
America)                                                           rights, general
                                                                   intangibles, and
                                                                   business records.
- ---------------------------------------------------------------------------------------
Mortgage Corp. of          30781B                        05/03/93  Servicing rights,
America (a trade name of   (Comerica Bank)                         contracts,
First American Mortgage                                            accounts, contract
Associates, Inc.)                                                  rights, general
                                                                   intangibles, and
                                                                   business records.
- ---------------------------------------------------------------------------------------
First American Mortgage    30790B                        05/03/93  Servicing
Associates, Inc., d/b/a    (Board of Trustees                      collateral,
Mortgage Corp. of          Policemen & Fireman                     supplies,
America                    Retirement)                             receivables, and
                                                                   related contracts,
                                                                   certain
                                                                   intellectual
                                                                   property, general
                                                                   intangibles, &
                                                                   credit facility
                                                                   collateral.
- ---------------------------------------------------------------------------------------
MCA Mortgage Corporation   33549B                        07/21/93  Servicing rights,
(f/k/a Mortgage            (Comerica Bank)                         contracts,
Corporation of America)                                            accounts, contract
                                                                   rights, general
                                                                   intangibles, &
                                                                   business records.
- ---------------------------------------------------------------------------------------
MCA Mortgage Corporation   33550B                        07/21/93  Servicing rights,
(f/k/a Mortgage            (Comerica Bank)                         contracts,
Corporation of America)                                            accounts, contract
                                                                   rights, general
                                                                   intangibles, &
                                                                   business records.
- ---------------------------------------------------------------------------------------
MCA Mortgage Corporation   33552B                        07/21/93  Servicing
(f/k/a Mortgage            (Board of Trustees                      collateral,
Corporation of America)    Policemen & Fireman                     supplies,
                           Retirement)                             receivables, and
                                                                   related contracts,
                                                                   certain
                                                                   intellectual
                                                                   property, general
                                                                   intangibles, &
                                                                   credit facility
                                                                   collateral.
- ---------------------------------------------------------------------------------------
MCA Mortgage Corporation   33553B                        07/21/93  Servicing
(f/k/a Mortgage            (Board of Trustees)                     collateral,
Corporation of America)                                            supplies,
                                                                   receivables, and
                                                                   related contracts,
                                                                   certain
                                                                   intellectual
                                                                   property, general
                                                                   intangibles, &
                                                                   credit facility
                                                                   collateral.
- ---------------------------------------------------------------------------------------
Mortgage Corp. of America  C801709                       01/25/94  (1) Refurbished
                           (Leasetec Systems Credit                Prime 2950 CPU &
                           Corp.)                                  accessories.
- ---------------------------------------------------------------------------------------
MCA Mortgage Corporation   42065B                        04/22/94  Mortgage loans &
                           (DLJ Mortgage Capital, Inc.)            Custody Agreement
                           RELEASE REQUIRED
- ---------------------------------------------------------------------------------------
MCA Mortgage Corporation   L835137                       04/28/94  Mortgage insurance
                           (PNC Mortgage Bank, N.A.)               & commitments
                           RELEASE REQUIRED                        issues, right,
                                                                   title, & interest
                                                                   to files, surveys,
                                                                   & property.
- ---------------------------------------------------------------------------------------




                                       4                         SCHEDULE 5

- ------------------------------------------------------------------------------------------
    DEBTOR                      FILE NO.                 FILE DATE       DESCRIPTION
- ------------------------------------------------------------------------------------------
MCA Mortgage Corporation         C839591                  05/09/94    Mortgage insurance &
                           (PNC Mortgage Bank, N.A.)                  commitments issues,
                             RELEASE REQUIRED                         right, title, &
                                                                      interest to files,
                                                                      surveys, & property.
- ------------------------------------------------------------------------------------------
MCA Mortgage Corporation         C892961                  10/07/94    Servicing rights &
                           (Washington Square Mortgage                escrow account related
                                   Co.)                               to mortgage loans.
- ------------------------------------------------------------------------------------------
MCA Mortgage Corporation         C898147                  10/20/94    Servicing rights &
                           (Washington Square Mortgage                escrow account related
                                   Co.)                               to mortgage loans.
- ------------------------------------------------------------------------------------------
Mortgage Corp. of America        52567B                   02/15/95    Servicing rights,
                           (First Fidelity Bank, N.A.)                contracts, accounts,
                                                                      contract rights, &
                                                                      general intangibles,
                                                                      loan collateral &
                                                                      business records.
- ------------------------------------------------------------------------------------------
MCA Mortgage Corporation         53568B                   02/15/95    Servicing rights,
(f/k/a Mortgage            (First Fidelity Bank, N.A.)                contracts, accounts,
Corporation of America)                                               contract rights,
                                                                      general intangibles, &
                                                                      loan collateral.
- ------------------------------------------------------------------------------------------
Mortgage Corp. of America        C991172                  07/13/95    Equipment lease filing.
                           (U.S. Financial Services, Inc.)
- ------------------------------------------------------------------------------------------
MCA Mortgage Corporation         59316B                   08/09/95    Payments due from
                           (Dona Ana Savings Bank FSB)                purchase consideration
                                                                      withheld pursuant to
                                                                      purchase of mortgage
                                                                      loan servicing rights.
- ------------------------------------------------------------------------------------------
MCA Mortgage Corporation         D003171                  08/16/95    Copier (1) Canon Fax
                           (Hovinga Business Systems)
- ------------------------------------------------------------------------------------------
Mortgage Corp. of America        D014338                  09/21/95    Equipment lease filing.
                             (Huntington Bank)
- ------------------------------------------------------------------------------------------
Mortgage Corp. of America        D022321                  10/16/95    Equipment lease filing.
                           (Monroe Bank & Trust)
- ------------------------------------------------------------------------------------------
MCA Mortgage Corporation         D022811                  10/17/95    Equipment.
                           (Hovinga Business Systems)
- ------------------------------------------------------------------------------------------
Mortgage Corp. of America        D023373                  10/18/95    Equipment lease filing.
                           (U.S. Financial Services, Inc.)
- ------------------------------------------------------------------------------------------
Mortgage Corp. of America        D047652                  12/28/95    Equipment lease filing.
                           (Monroe Bank & Trust)
- ------------------------------------------------------------------------------------------
MCA Financial Corp.              17753B                   01/31/93    FHLMC, FNMA, & GNMA
                           (IBJ Schroder Bank & Trust)                Servicing Contracts.
- ------------------------------------------------------------------------------------------


                                       5                              SCHEDULE 5

  DEBTOR                        FILE NO.             FILE DATE              DESCRIPTION
- -----------------------------------------------------------------------------------------------------

MCA Financial Corp.             C640136              09/28/92         Inventory, equipment,
                          (Sterling Savings Bank)                     furniture, fixtures, goods,
                                                                      accounts, contract rights.
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             C640137              09/28/92         Machinery, apparatus,
                          (Sterling Savings Bank)                     equipment, fittings,
                                                                      fixtures, and articles of
                                                                      personal property.
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             C660961              11/30/92         Equipment lease filing.
                                (BankOne)
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             C668445              12/28/92         (1) Konica 955 Facsimile.
                            (Ervin Leasing Co.)
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             C668446              12/28/92         (1) Konica 955 Facsimile.
                            (Ervin Leasing Co.)
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             C668447              12/28/92         Konica 955 Facsimile System.
                          (Ervin Leasing Company)
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             C672755              01/08/93         Equipment lease filing.
                         (First Independence Nat'l
                             Bank of Detroit)
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             C688058              02/23/93         Equipment lease filing.
                               (BankOne)
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             C702325              04/05/93         Equipment lease filing.
                               (BankOne)
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             30156B               04/19/93         Telecommunications & data
                     (Ameritech Credit Corporation)                   equipment.
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             C732012              06/28/93         (1) Konica 6090 Copier with
                         (Ervin Leasing Company)                      20-bin Stapling Sorter.
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             C732013              06/28/93         (1) Konica 955 Facsimile.
                         (Ervin Leasing Company)
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             C732014              06/28/93         (1) Konica 4045 Copier with
                         (Ervin Leasing Company)                      20-bin Stapling Sorter.
- -----------------------------------------------------------------------------------------------------

MCA Financial Corp.             C733795              07/02/93         (1) Konica 5080 Copier with
                         (Ervin Leasing Company)                      20-bin Stapling Sorter.
- -----------------------------------------------------------------------------------------------------
MCA Financial Corp.             33548B               07/21/93         Servicing rights,
                             (Comerica Bank)                          contracts, accounts,
                                                                      contract rights, general
                                                                      intangibles, business
                                                                      records.
- -----------------------------------------------------------------------------------------------------


                                        6                             SCHEDULE 5

   DEBTOR              FILE NO.                 FILE DATE                       DESCRIPTION
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.        33551B                 07/21/93               Servicing collateral,
                     (Board of Trustees                                  supplies, receivables, &
                     Policemen & Firemen                                 related contracts,
                         Retirement)                                     intellectual property
                                                                         general intangibles, &
                                                                         credit facility
                                                                         collateral.
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C742080               07/29/93               (1) Konica 6090 Copier
                     (Ervin Leasing Company)                             with bin Stapling Sorter.
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C750391               08/24/93               (1) Konica 4185 Copier
                     (Ervin Leasing Company)                             with bin Stapling Sorter.
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C750393               08/24/93               (1) Konica 825 Fax.
                     (Ervin Leasing Company)
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C753214               08/31/92               Equipment lease filing.
                     (Old Kent Bank & Trust Co.)
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         34959B                09/09/93               Telecommunications & data
                     (Ameritech Credit Corp.)                            equipment.
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C756885               09/13/93               (1) Konica 955 Facsimile.
                     (Ervin Leasing Company)
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C758494               09/17/93               Equipment lease filing.
                           (BankOne)
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C759954               09/22/93               (1) Konica 825 Facsimile.
                     (Ervin Leasing Company)
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C761682               09/27/92               (1) Konica 825 Fax.
                     (Ervin Leasing Company)
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C761683               09/27/93               (1) Konica 4045 Copier
                     (Ervin Leasing Company)                             with 20-bin Stapling
                                                                         Sorter.
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C775564               11/08/93               (1) Konica 4155 Copying
                     (Ervin Leasing Company)                             System.
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C794626               01/05/94               (1) Konica 955 Facsimile.
                     (Ervin Leasing Company)
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C797855               01/13/94               (1) Konica 825L Facsimile.
                     (Ervin Leasing Company)
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C805065                02/04/94               (1) Konica 6090 Copier.
                     (Ervin Leasing Company)
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C807549                02/11/94               Equipment lease filing.
                           (BankOne)
- ---------------------------------------------------------------------------------------------------------
MCA Financial Corp.         C808165                02/14/94               Equipment lease filing.
                     (Monroe Bank & Trust)
- ---------------------------------------------------------------------------------------------------------





                                     7                               SCHEDULE 5

DEBTOR                     FILE NO.                        FILE DATE   DESCRIPTION
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C809004                          02/16/94  Equipment lease filing.
                     (BankOne)
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C821591                          03/23/94  Equipment lease filing.
                     (Old Kent Bank & Trust Company)
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C821989                          03/24/94  Equipment lease filing.
                     (BankOne)
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C833409                          04/25/94  (1) Konica 4065 Copying
                     (Ervin Leasing Company)                    System.
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C833463                          04/25/94  (1) Konica 825 Facsimile.
                     (Ervin Leasing Company)
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C854865                          06/20/94  Equipment lease filing.
                     (Comerica Leasing Corp.)
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C8577369                         06/27/94  Equipment lease filing.
                     (Comerica Leasing Corp.)
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C883210                          09/12/94  (1) Konica Fax 825.
                     (Ervin Leasing Company)
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C903302                          11/07/94  (1) Konica 2590 Copier
                     (Ervin Leasing Company)                    with RADF & cabinet.
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C903732                          11/08/94  Equipment lease filing.
                     (Huntington Bank of Michigan)
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C906690                          11/16/94  Equipment lease filing.
                     (Old Kent Bank & Trust Company)
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C914583                          12/12/94  (1) Konica 2590 (used)
                     (Ervin Leasing Company)                    Copying System.
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C916662                          12/19/94  (1) Konica 4155 Copier
                     (Ervin Leasing Company)                    with Sorter.
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C923941                          01/10/95  (1) Canon NP6060 Copier
                     (Hovinga Business Systems,                 System.
                     Inc.)
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  C935610                          02/10/95  Equipment lease filing.
                     (U.S. Financial Services, Inc.)
- ---------------------------------------------------------------------------------------
MCA Financial Corp.  52569B                           02/15/95  Servicing rights,
                     (First Fidelity Bank, N.A.)                contracts, accounts,
                                                                contract rights, general
                                                                intangibles, loan
                                                                collateral, & business
                                                                cards.
- ---------------------------------------------------------------------------------------



                                                                SCHEDULE 5
                                       8

- --------------------------------------------------------------------------------
        DEBTOR              FILE NO.         FILE DATE         DESCRIPTION
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
MCA Financial Corp.         C968448           05/09/95   Equipment lease filing.
                        (Dana Commercial
                          Credit Corp.)
- --------------------------------------------------------------------------------
MCA Financial Corp.         C989789           07/10/95    (1) Konica 825 Plain
                      (Ervin Leasing Company)             Paper Fax.
- --------------------------------------------------------------------------------
MCA Financial Corp.         C991171           07/13/95   Equipment lease filing.
                       (Huntington Bank)
- --------------------------------------------------------------------------------
MCA Financial Corp.         D010289           09/08/95   Equipment lease filing.
                      (Huntington Banks of
                           Michigan)
- --------------------------------------------------------------------------------
MCA Financial Corp.         D012586           09/15/95   Equipment lease filing
                       (Dana Commercial                   with attachments &
                          Credit Corp.)                   related chattel paper.
- --------------------------------------------------------------------------------
MCA Financial Corp.         D014339           09/21/95   Equipment lease filing.
                       (Huntington Bank)
- --------------------------------------------------------------------------------
MCA Financial Corp.         D034735           11/17/95   Equipment lease filing.
                        (Old Kent Bank)
- --------------------------------------------------------------------------------
MCA Financial Corp.         64247B            12/08/95   Equipment lease filing.
                      (Vanguard Financial
                         Service Corp.)
- --------------------------------------------------------------------------------
MCA Financial Corp.         D066724           02/26/96   Equipment lease filing.
                       (Huntington Bank)
- --------------------------------------------------------------------------------
MCA Financial Corp.         D074264           03/15/96   Equipment lease filing.
                        (Franklin Bank)
- --------------------------------------------------------------------------------


MCA  [6.]   TERMINATIONS OR AMENDMENTS OF FINANCING STATEMENTS reflected in the
            UCC Search Reports described above that, in the judgment of Agent and its special counsel, conflict with the priority of the Lender
            Liens contemplated by the Loan Documents, each executed by the appropriate secured party and (if necessary) debtor, and in form acceptable to Agent for filing with the applicable UCC filing officers, including those marked "release required" above.

TCB  [7.]   CONFIRMATION of the establishment of the Funding Account and the
            Settlement Account.

TCB  [8.]   LIST delivered by Borrowers and agreed to be Agent, identifying the non-FNMA, FHLMC and GNMA Approved Investors.

TCB  [9.]   AGENCY FEES AGREEMENT executed by Borrowers and Agent.

TCB  [10.]  CUSTODIAL FEES AGREEMENT executed by Borrowers and Collateral Agent.




                                      9                              SCHEDULE 5

     [11.] CORPORATE CHARTER for MCA Financial Corp., certified as of March 13, 1996, by the Michigan Department of Commerce.

MCA  [12.]  OFFICERS' CERTIFICATE for MCA Financial Corp., executed by the
            President and Secretary of MCA Financial Corp. as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, and (d) bylaws, accompanied by:

            Exhibit A - Resolutions
            Exhibit B - Charter
            Exhibit C - Bylaws

MCA  13.    CORPORATE CHARTER for MCA Mortgage Corporation, certified as of
            March 13, 1996, by the Michigan Department of Commerce.

MCA  [14.]  OFFICERS' CERTIFICATE for MCA Mortgage Corporation, executed by the
            President and Secretary of MCA Mortgage Corporation as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, and (d) bylaws, accompanied by:

            Exhibit A - Resolutions
            Exhibit B - Charter
            Exhibit C - Bylaws

MCA  15.    CORPORATE CHARTER for Mortgage Corporation of America, certified as of March 13, 1996, by the Michigan Department of Commerce.

MCA  [16.]  OFFICERS' CERTIFICATE for Mortgage Corporation of America, executed by the President and Secretary of Mortgage Corporation of America as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, and (d) bylaws, to which must be attached

            Exhibit A - Resolutions
            Exhibit B - Charter
            Exhibit C - Bylaws

MCA  [17.]  CERTIFICATES OF QUALIFICATION, GOOD STANDING, AND AUTHORITY for
            Borrowers, issued as of Current Dates by the appropriate Tribunals for the following jurisdictions:


                                                                     SCHEDULE 5

COMPANY                                        JURISDICTION  CERTIFICATE    DATE
- -------                                        ------------  -----------    ----
MCA Financial Corp.                            MI            Existence
- -------------------                            --            ---------
                                                             Good Standing
                                                             -------------
MCA Mortgage Corporation                       MI            Existence
- ------------------------                       --            ---------
                                                             Good Standing
                                                             -------------
Mortgage Corporation of America                MI            Existence
- -------------------------------                --            ---------
                                                             Good Standing
                                                             -------------

LSZ  [18.]  LENDERS' AGREEMENT executed by Texas Commerce Bank National
            Association, other Lenders, and consented to by Borrowers. (Not required until other Lenders join.)

MCA  [19.]  CERTIFICATE of the Chief Financial Officer of MCA Financial Corp.,
            certifying to a true and correct copy of the January 1, 1992, Indenture relating to the 11% Asset-Backed Subordinated Debentures Due March 15, 1997, accompanied by:

            Exhibit A - Indenture

MCA  [20.]  CERTIFICATE of the Chief Financial Officer of MCA Financial Corp.,
            certifying to a true and correct copy of the December 30, 1994, Indenture relating to the 11% Asset-Backed Subordinated Debentures, Series 1994, Due June 30, 2000, accompanied by:

            Exhibit A - Indenture

MCA  [21.]  EVIDENCE of the establishment of agent for service of process in
            Dallas, Texas.

MCA  [22.]  OPINION of Butzel Long, as counsel to Borrowers, addressed to
            Agent, Collateral Agent, and Lenders, and in substantially the form of Exhibit E.

      23. Such other documents and items as Agent, Collateral Agent, or any Lender may reasonably request.


                                                                     SCHEDULE 5

                                  SCHEDULE 6.2




- ---------------------------------------------------------------------------------------------------------------------------
                                                             COMPANIES
- ---------------------------------------------------------------------------------------------------------------------------
                                       STATE OF              STATES QUALIFIED AS   TRADE NAMES USED IN   STILL USING NAME?
NAME             OWNERSHIP             INCORPORATION         FOREIGN CORP.         LAST FOUR MONTHS      Y/N
- ---------------------------------------------------------------------------------------------------------------------------
MCA Financial    Approximately         Michigan              None                  None                  No
Corporation      459,355 shares
                 owned by various
                 individuals and
                 entities disclosed
                 to Agent on a
                 separate schedule
- ---------------------------------------------------------------------------------------------------------------------------
MCA Mortgage     MCA Financial Corp.   Michigan              Colorado, District    None                  No
Corporation                                                  of Columbia,
                                                             Florida, Georgia,
                                                             Idaho, Illinois,
                                                             Indiana, Kentucky,
                                                             Maryland,
                                                             Minnesota,
                                                             Missouri, New
                                                             Mexico, Ohio,
                                                             Pennsylvania, South
                                                             Carolina, Virginia,
                                                             Washington, West
                                                             Virginia, Wisconsin
- ---------------------------------------------------------------------------------------------------------------------------
Mortgage         MCA Financial Corp.   Michigan              Indiana               None                  No
Corporation of
America
- ---------------------------------------------------------------------------------------------------------------------------
Mortgage         MCA Financial Corp.   Ohio                  Ohio, Indiana,        None                  No
Corporation of                                               Michigan
America, Inc.
- ---------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------
                         OTHER PRINCIPAL
CHIEF EXECUTIVE OFFICE      OFFICES
- --------------------------------------------
23999 Northwest Hwy             None
Southfield, MI  48097
- --------------------------------------------
23999 Northwest Hwy             None
Southfield, MI  48097
- --------------------------------------------
23999 Northwestern Hwy.         None
Southfield, MI  48097
- --------------------------------------------
23999 Northwestern Hwy.         None
Southfield, MI  48097
- --------------------------------------------



                                                                    SCHEDULE 6.2

                                 SCHEDULE 6.9

                           LITIGATION AND JUDGMENTS



                                     None



                                                                  SCHEDULE 6.9

                                 SCHEDULE 6.10

                             AFFILIATE TRANSACTIONS



     1. MCA Financial Corp. purchases various real estate parcels from unrelated third parties which are subsequently sold to limited partnerships whose general partner is owned by two MCA Financial Corp. shareholders. Gains are recognized on these sales.

     2. Borrowers pay commissions for the acquisition of properties from unrelated third parties to a company owned by three shareholders of MCA Financial Corp.

     3. MCA Financial Corp. earns management fees for administrative services provided to U.S. Mutual Financial Corporation ("USMFC"). Certain shareholders of MCA
           Financial Corp. are directors or major shareholders of USMFC.

     4.    MCA Financial Corp. has made charitable
           contributions to a non-profit organization, Detroit Revitalization, Inc. ("DRI"), which is engaged in the business of acquiring, renovating and selling affordable homes in the City of Detroit to assist in reversing the trend toward deterioration of the housing stock within the city. Certain shareholders of MCA Financial Corp. are directors of DRI.

     5.    From time to time, Borrowers have retained
           Consulting Services America ("CSA") as consultants for specific strategic planning and organizational development projects. The major shareholder and chief executive officer of CSA is a brother of two shareholder/directors of MCA Financial Corp.




                                                                   SCHEDULE 6.10

                                  SCHEDULE 8.1

                                 PERMITTED DEBT


     1.    The Obligation.

     2.    Obligations to pay Taxes.

     3. Liabilities for accounts payable, non-capitalized equipment or operating leases, and similar liabilities if in each case incurred in the ordinary course of business.

     4. Accrued expenses, deferred credits, and loss contingencies that are properly classified as liabilities under GAAP.

     5. Existing Debt (but not increases of this Debt), as follows:


                                                                              MAXIMUM
                                                                               AMOUNT
                NAME                                                         AVAILABLE

           a.   Comerica Bank-Revolving Credit Agreement                    $28,500,000
           b.   Comerica Bank-Term Note secured by land contracts             1,500,000
           c.   Paine Webber Warehouse Facility                              25,000,000
           d.   MCA Funding Partnership                                       2,000,000
           e.   Funding Limited Partnership I                                 2,000,000
           f.   Funding Limited Partnership II                                2,000,000
           g.   11% Asset-Backed Subordinated Debentures
                due March 15, 1997                                            4,921,000
           h.   Sterling Bank & Trust - Real Estate Financing                 2,000,000
           i.   11% Asset-Backed Subordinated Debentures
                due June 30, 2000                                            10,000,000
           j.   Comerica Bank - Real Estate Financing                         1,500,000
           k.   Land Contract - Building Acquisition                            499,591
           l.   Capital Leases                                                      N/A
           m.   Comerica - Term Note secured by land contracts                  500,000

    6. Debt (other than above) incurred after the date of this agreement, never to exceed $250,000 unless approved by Agent in writing.




                                                                    SCHEDULE 8.1

                                  SCHEDULE 8.2

                                PERMITTED LIENS


     1. Any interest or title of a lessor in assets being leased under any noncapitalized equipment or operating lease.

     2. Pledges or deposits that (a) do not encumber any Collateral and (b) are made to secure payment of workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions, or other social security programs.

     3. Good faith pledges or deposits that (a) do not cover any Collateral and (b) are either (i) not in excess of ten percent (10%) (excluding deposits put down for servicing portfolio purchases in the ordinary course of business) of the amounts due under, and made to secure, either Company's performance of bids, tenders, contracts (other than for the repayment of borrowed money), or leases, or (ii) made to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds benefitting any Company in the ordinary course of its business.

     4. Zoning and similar restrictions on the use of real property that do not materially impair the use of the real property and that are not violated by existing or proposed structures or land use.

     5. The following if no Lien has been filed in any jurisdiction or agreed to: (a) Liens for Taxes not yet due and payable and (b) if, to the extent they cover any Collateral, they are subordinate to the Lender Liens in form and substance reasonably acceptable to Agent, (c) mechanic's Liens and materialman's Liens for services or materials for which payment is not yet due and payable and
           (d) landlord's Liens for rent not yet due and payable.

     6. The following if the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provision (if any) required by GAAP has been made, levy and execution continue to be stayed, any of which covering any Collateral must be subordinate to the Lender Liens in form and substance reasonably acceptable to Agent, and any of which do not in the aggregate materially detract from the value of the property of the Company in question, or materially impair the use of that property in the operation of its business: (a) claims and Liens for Taxes due and payable; (b) claims and Liens upon, and defects of title to, real or personal property (other than any Collateral), including any attachment of personal or real property or other legal process before adjudication of a dispute on the merits; (c) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens; and (d) adverse judgments or orders on appeal for the payment of money.


                                                                    SCHEDULE 8.2

     7.  Lender Liens.

     8. Liens (a) evidenced by any financing statements reflected in any UCC Search Reports described on SCHEDULE 5 to the extent they are not required to be terminated, partially released, amended, or subordinated as reflected in the conditions in
         SCHEDULE 5 or (b) securing Permitted Debt.


                                                                    SCHEDULE 8.2

                                  SCHEDULE 8.3

                          PERMITTED LOANS/INVESTMENTS


     1. Extensions of trade credit and other payables in the ordinary course of business.

     2. Loans and advances to officers or employees of any Company that are (a) in the ordinary course of business for travel, entertainment, commission advances, or relocation or (b) not in the ordinary course and are never more than a total outstanding of (i) One Hundred Twenty-five Thousand Dollars ($125,000) for any one officer, director, or employee or (ii) One Hundred Twenty-five Thousand Dollars ($125,000) in the aggregate for all of the Companies.

     3.    Advances to U.S. Mutual Financial Corporation
           ("USMFC") to the extent such advances are fully secured by USMFC's real estate located in Mt. Clemens, Michigan, and so long as the fair market value of such real estate exceeds the aggregate amount of the advances made by the Borrowers to USMFC.

     4. Mortgage Loans and Mortgage Securities originated or acquired by Borrowers in the ordinary course of business.

     5. Loans and advances on servicing obligations with regard to mortgage and land contract pools.

     6. Loans and advances for reasonable rehabilitation and for repair or maintenance expenses incurred from time to time by real estate limited partnerships in which the general partner is an affiliate of a Borrower.

     7. Acquisition of securities or evidences of Debt of others when acquired by Borrowers in settlement of accounts receivable or other Debts arising in the ordinary course of business so long as the total of all of those securities or evidences of Debt is not material to Borrowers' financial condition.

     8. Investments in obligations, with maturities of one year or less, issued or unconditionally guaranteed by, or issued by any of its agencies and backed by the full faith and credit of, the United States of America.

     9. Demand deposit accounts maintained in the ordinary course of business.

     10.   Certificates of deposit issued by (a) any Lender or
           (b) any other commercial bank organized under the Laws of the United States of America or one of its states that has combined capital, surplus, and undivided profits of at least Two Hundred Fifty Million Dollars ($250,000,000) and a rating of C or better by Thompson Bank Watch, Inc.



                                                                    SCHEDULE 8.3

    11. Eurodollar investments with (a) any Lender or (b) any other financial institution that has (i) combined capital, surplus, and undivided profits of at least One Hundred Million Dollars ($100,000,000) and (ii) a commercial paper rating of at least P-1 or A-1 or (if it does not have a commercial paper rating) a bond rating of at lest A-1 or A- by Moody's Investors Service, Inc., or Standard & Poor's Corporation, respectively.

    12. Investments in commercial paper (a) having a maturity of one year or less and (b) given the highest rating by a nationally recognized credit rating agency.



                                      2                             SCHEDULE 8.3

                                   EXHIBIT A

                                      NOTE


$___________________                                           September 3, 1996


             FOR VALUE RECEIVED, MCA FINANCIAL CORP., a Michigan corporation, MCA MORTGAGE CORPORATION, a Michigan corporation, and MORTGAGE CORPORATION OF AMERICA, a Michigan corporation (collectively, "MAKERS"), jointly and severally promise to pay to the order of ("PAYEE") that portion of the principal amount of $________________ that may from time to time be disbursed and outstanding under this note together with interest.

             This note is a "Note" under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between Makers, certain Lenders, Texas Commerce Bank National Association, as Agent for Lenders, and Texas Commerce Bank National Association, as Collateral Agent for Lenders. All of the defined terms in the Loan Agreement have the same meanings when used, unless otherwise defined, in this note.

             This note incorporates by reference the principal and
interest payment terms in the Loan Agreement for this note,     including,
without limitation, the final maturity, which is the stated Termination Date. This note also incorporates by reference all other provisions in the Loan Agreement applicable to this note, such as provisions for disbursements of principal, applicable interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Makers and other obligors, assurances and security, choice of Texas and United States federal Law, usury savings, and other matters applicable to Loan Documents under the Loan Agreement.

MCA FINANCIAL CORP.                    MCA MORTGAGE CORPORATION


By:_____________________________  By:___________________________

Name: __________________________  Name: ________________________

Title: _________________________  Title: _______________________


                     MORTGAGE CORPORATION OF
                     AMERICA

                     By: _____________________________________

                     Name: ___________________________________

                     Title: __________________________________


                                                                      EXHIBIT A

                                   EXHIBIT B


                            [INTENTIONALLY OMITTED]






                                                                     EXHIBIT B

                                  EXHIBIT C-1

                               SECURITY AGREEMENT


        THIS AGREEMENT is entered into as of September 3, 1996, between MCA FINANCIAL CORP., a Michigan corporation, MCA MORTGAGE CORPORATION, a Michigan corporation, MORTGAGE CORPORATION OF AMERICA, a Michigan corporation and MORTGAGE CORPORATION OF AMERICA, INC., an Ohio corporation (whether one or more, "DEBTOR"), certain Lenders, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Collateral Agent (in that capacity, "SECURED PARTY") for Lenders.

        Debtor, Lenders, Texas Commerce Bank National
Association, as Agent for Lenders, and Secured Party have entered into the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996. As a continuing inducement to Lenders to extend credit to Debtor under the Loan Agreement, and as a condition precedent to that credit, Debtor is executing and delivering this agreement for the benefit of Lenders and Secured Party.

        ACCORDINGLY, for adequate and sufficient consideration, Debtor and Secured Party agree as follows:

        SECTION . DEFINITIONS AND REFERENCES. Unless stated otherwise, (a) terms defined in the Loan Agreement or the UCC have the same meanings when used in this agreement, and (b) to the extent permitted by Law, if in conflict (i) the definition of a term in the Loan Agreement controls over the definition of that term in the UCC, and (ii) the definition of a term in Article 9 of the UCC controls over the definition of that term elsewhere in the UCC.

        COLLATERAL is defined in SECTION 2.2 of this agreement.

        DEBTOR is defined in the preamble to this agreement and includes, without limitation, Debtor, Debtor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Debtor or for substantially all of Debtor's assets under any Debtor Law.

        OBLIGOR means any Person obligated with respect to any Collateral (whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise).

        SECURED PARTY is defined in the preamble to this agreement and includes its successor appointed and acting as Collateral Agent for Lenders under the Loan Documents.

        SECURITY INTEREST means the security interest granted and the pledge and assignment made under SECTION 2.1 of this agreement, which is a Lender Lien under the Loan Agreement.



                                                                     EXHIBIT C-1

SECTION 2.  SECURITY INTEREST AND COLLATERAL.

        2.1 Security Interest. To secure the full payment and performance of the Obligations, Debtor grants to Secured Party for Lenders a security interest in the Collateral and pledges and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of t his agreement. The grant of the Security Interest does not subject Secured Party or any Lender to the terms of any Collateral Document or in any way transfer, modify, or otherwise affect (a) any of Debtor's obligations with respect to any Collateral or (b) the Lender Liens under the Loan Agreement.

        2.2  Collateral.  As used in this agreement, the term
"Collateral" means the present and future items and types of property described below, whether now owned or acquired in the future by Debtor. This description of Collateral does not permit any action prohibited by and Loan Document.

             - Mortgage Loans from time to time identified to Secured Party as Collateral.

             - All Collateral Documents in any way related to any of the above identified as Collateral, including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds security those Mortgage Loans whether deposited with or held by or for Secured party under this agreement, identified by Debtor as Collateral for a Wet Borrowing, or otherwise.

             - Private mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering, and all commitments issued by FHA to insure or issued by VA to guarantee, any Mortgage Loans identified as Collateral.

             - Security of any kind pledged by a mortgagor for any Mortgage Loans identified as Collateral.

             - Casualty insurance assigned to Debtor in connection with any Mortgage Loans identified as Collateral.

             - Mortgage Securities deposited with or held by or for Secured Party under the Loan Documents or registered by book entry in Secured Party's name under the Loan Documents.

             - Guaranties related to Mortgage Securities identified as Collateral.

             - Take-Out Commitments held by Debtor for any Mortgage Loans or Mortgage Securities identified as collateral, Rights to deliver those Mortgage Loans or Mortgage Securities, as the case may be, to the

                                                                     EXHIBIT C-1
                investors or other purchasers under those Take-Out
                Commitments, and all proceeds resulting from the sale of any of those Mortgage Loans or Mortgage Securities under those Take-Out Commitments.

            - Any Collateral otherwise described in this agreement that may from time to time be delivered (a) to an investor under SECTION 4.5 of the Loan Agreement until purchased and paid for by that investor or (b) for correction under SECTION
                4.6 of the Loan Agreement.

            - The Funding Account, Settlement Account, all other accounts that Debtor maintains with Secured Party, Agent, or any Lender, and all amounts deposited in them or represented by them.

            - Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

            - All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any collateral, including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Collateral.

            -   Cash and noncash proceeds of any Collateral.

SECTION 3.  REPRESENTATIONS AND WARRANTIES.  By entering into
this agreement, and by each subsequent delivery of additional   Collateral
under this agreement, Debtor reaffirms the representations and warranties contained in the Loan Agreement. Debtor further represents and warrants to Secured Party for Lenders as follows:

      3.1. Concerning the Collateral. All Collateral (a) is genuine and in all respects what it purports to be, (b) is the legal, valid, and binding obligation of each Obligor (except as enforceability may be limited by Debtor Laws), (c) is free from any claim for credit, deduction, or allowance of any Obligor and free from any defense, dispute, setoff, or counterclaim (other than for payments made in respect of it), (d) if a Mortgage Loan was originated and is in compliance with all Laws (including, without limitation, all usury Laws, the Real Estate Settlement Procedures Act of 1974, the Equal Credit Opportunity Act, the Federal Trust in Lending Act, Regulation Z promulgated by the board of Governors of the Federal Reserve System, and all applicable federal; and state consumer protection Laws, (e) if a Mortgage Security, is duly authorized and validly issued, the transfer of which is not subject to any restrictions other than under the Loan Documents, (f) if a Take-Out commitment or other contract, is in full force and effect without any material default having occurred by any party to it, and (g) conforms to the applicable requirements of eligibility under SCHEDULE 4.1 to the Loan Agreement.

                                                                    EXHIBIT C-1

     3.2. Ownership and Priority. Debtor has full legal and beneficial ownership of all Collateral, free and clear of all liens except Permitted Liens.

     3.3. Creation and Perfection. The Security Interest is created and perfected on (a) each promissory note that evidences a Mortgage Loan or Land Contract ever identified as Collateral and delivered to Secured Party, (b) each promissory note that evidences a Mortgage Loan identified by Debtor to Secured Party as supporting a Wet Borrowing for twenty-one (21) days after the borrowing Date for that Borrowing, (c) each Mortgage Security in certificated form that is delivered to Secured Party, (d) each Mortgage Security in book entry form when notice of the Security Interest is given to the financial institution in whose favor that security has been issued and that institution confirms that notice, (e) all Collateral shipped to any investor under SECTION 4.5 of the Loan Agreement (and the Security Interest continues to be perfected until Secured Party receives either payment or Mortgage Securities under that section), (f) all Collateral shipped to Debtor for correction under SECTION 4.6 of the Loan Agreement (and the Security Interest continues to be perfected for twenty-one (21) days after that shipment), and (g) all other Collateral upon possession or the filing of financing statements by Secured Party.

SECTION 4. COVENANTS. Until all commitments by Secured Party and Lenders to extend credit under the Loan Agreement have been canceled or terminated and the Obligation is fully paid and performed, Debtor covenants and agrees with Secured Party for Lenders as follows:

     4.1   Concerning the Collateral.  Debtor (a) shall fully
perform all of its duties under and in connection with each     transaction to
which any Collateral relates, (b) shall promptly notify Secured Party about any change in any fact or circumstances represented or warranted by Debtor about any Collateral, (c) shall promptly notify Secured Party of any claim, action, or proceeding affecting title to any Collateral or the Security Interest and, at Secured Party's request and Debtor's expense, appear in and defend that action or proceeding, (d) shall hold in trust for Secured Party all collateral not delivered to Secured Party (without excusing any failure to deliver Collateral Documents to Secured Party as required by this agreement) and mark that Collateral on Debtor's records that it is subject to the Security Interest (but the failure to do so does not impair the Security Interest or its priority), (e) other than collections under SECTION 4.3 below, Debtor shall pay and deliver to Secured Party all items and types of property into which any Collateral may be converted (all of which is subject to the Security Interest) and properly endorse, assign, or take such other action as Secured Party may request in order to maintain and continue the Security Interest in that property, (f) may not compromise, extend, release, or adjust payments on any Collateral, accept a conveyance of mortgaged property in full or partial satisfaction of any Collateral, or release any mortgage, deed of trust, or trust deed securing or underlying any Collateral, and (g) may not agree to the amendment, termination, or substitution of any Take-Out Commitment covered by the security interest if that amendment, termination, or substitution would be a Material Adverse Event.

     4.2   Insurance.  Debtor shall keep the collateral fully
insured in the amounts, against the risks, and with insurers    as may be
approved by Secured Party, with loss payable to Secured Party as its interest (on behalf of Lenders) may appear.

                                                                     EXHIBIT C-1

       4.3 Collections. Debtor shall, at its sole cost and expense, whether requested to by Secured Party or in the absence of such a request, take all actions reasonably necessary, to obtain payment, when due and payable, of all amounts due or to become due from Obligers with respect to any Collateral. Debtor may not agree to any rebate, refund, compromise, or extension with respect to any Collateral or accept any prepayment on account of any Collateral other than in a manner and to the extent consistent with or as may otherwise be provided in various servicing agreements to which it is a party or subject.

            (a) No Default. While no Default exists, Debtor shall make all of those collections, shall maintain such escrow accounts and otherwise comply with the servicing agreements to which it is a party or subject, and may otherwise comply with the servicing agreements to which it is a party or subject, and may otherwise retain and use the proceeds of those collections in the ordinary course of its business.

            (b) Default. While a Default exists, and upon the request of Secured Party, Debtor shall (i) notify and direct each Obligor to make payments on the collateral to Secured Party for deposit into such accounts as it may designate so as to be held as Collateral under this agreement and
(ii) otherwise turn over to Secured Party, in the form received and with any necessary endorsements, all payments it receives in respect of any Collateral for deposit into such accounts as Secured Party may designate to be held as collateral under this agreement. Secured Party may at any time apply any amounts in those accounts as a payment of the Obligation, other than mortgage escrow payments that are deposited into escrow accounts in accordance with the applicable Guide or servicing contract.

        4.4 Concerning Debtor. Without first giving Secured Party thirty (30) days notice (or fewer if agreed to in writing by Secured
Party) of the intention to do any of the following and performing such acts and executing and delivering to Secured Party such additional documents as Secured Party requests in order to continue or maintain the existence and priority of the Security Interest, Debtor may not (a) use or transact business under any corporate, assumed, or trade name, except as represented in the Loan Agreement,
(b) relocate its chief executive offices or principal place of business, or (c) move or surrender possession of its books and records regarding the Collateral.

SECTION 5.  DEFAULT AND REMEDIES.  If a Default exists, then Secured
Party may, at its election (but subject to the terms and conditions of the Loan Agreement), exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at law, in equity, or otherwise, including, without limitation (a) requiring Debtor to assemble all or part of the collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby

                                                                     EXHIBIT C-1
consents to any such appointment), and (d) applying to the Obligation any cash held by Secured Party or any Lender under the Loan Documents.

     5.1  Notice.  Reasonable notification of the time and place
of any public sale of the collateral, or reasonable     notification of the
time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC. If any Collateral threatens to decline speedily in value or its of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the collateral without notification, advertisement, or other notice of any kind. Notice sent or given not less than five (5) calendar days before the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this section.

     5.2  Application of Proceeds.  Secured Party shall apply the
proceeds of any sale or other disposition of the collateral     under this
SECTION 5 in the order and manner specified in SECTION 3.5 of the Loan Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Debtor remains liable for any deficiency.

SECTION 6.  OTHER RIGHTS.

     6.2  Performance.  If Debtor fails to pay when due all Taxes
on any of the collateral, or to preserve the priority of the    Security
Interest in any of the Collateral, or to keep the Collateral insured as required by this agreement, or otherwise fail to perform any of its obligations under any Loan Documents or Collateral Documents with respect to the Collateral, the Secured Party many, at its option, but without being required to do so, pay such Taxes, prosecute or defend any suits in relation to the collateral, or insure and keep insured the collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents or Collateral Documents. Any sum which may be expended or paid by Secured Party under this section (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and is part of the Obligation.

     6.2  Collection.

          (a) Actions.  When Secured Party is entitled under SECTION
4.3 above to make collection on any Collateral, it may in its own name or in the name of Debtor (i) compromise or extend the time of payment with respect to any Collateral for such amounts and upon such terms as Secured Party may determine, (ii) demand, collect, receive, receipt for, sue form compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral,
(iv) endorse Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligers or other Persons making payment with

                                                                     EXHIBIT C-1
respect to Collateral, on assignments and verifications of      accounts or
other Collateral and on notices to Obligers making payment with respect to Collateral, (vi) send requests for verification or obligations to any Obligor,
(vii) do all other acts and things necessary to carry out the intent of this agreement, and (viii) authorize any servicer in respect of any Collateral to perform any one or more of the foregoing on Secured Party's behalf.

        (b) If any Obligor fails or refuses to make payment on any
Collateral when due, Secured party is authorized, in its sole   discretion,
either in its name or in Debtor's name, to take such action as Secured Party deems appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision, however, Secured Party is never liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral and its not under any duty whatever to anyone except Debtor to account for funds that it actually receives. Without limiting the generality of the foregoing, Secured Party has no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). Secured Party's receipt to any Obligor is a full and complete release, discharge, and acquittance to that Obligor, to the extent of any amount so paid to Secured Party.

   6.3 Power of Attorney. Debtor irrevocably appoints Secured party, acting on behalf of Lenders, as its attorney-in-fact (with full power of substitution) for, on behalf, and in the name of Debtor to (a) endorse and deliver to any Person any check, instrument, or other document received by Secured Party or any Lender that represents payment in respect of any Collateral, (b) prepare, complete, execute, deliver, and record any assignment of any mortgage, deed of trust, or trust deed securing any Collateral, (c) endorse and deliver or otherwise transfer any promissory note evidencing any Collateral and do every other thing necessary or desirable to effect transfer of all or any Collateral, (d) take all necessary and appropriate action with respect to any Obligation or any Collateral, (e) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Collateral, and (f) sign Debtor's name wherever appropriate to effect the performance of this agreement and the Loan Agreement. This section shall be liberally, not restrictively, construed to give the greatest latitude to Secured Party's power as the Debtor's attorney-in-fact to collect, sell and deliver any Collateral and all other documents relating to it. the powers and authorities conferred on Secured Party in this section (w) are discretionary and not obligatory on the part of Secured Party, (x) may e exercised by Secured Party through any Person who, at the time of the execution of a particular documents, is an officer of Secured party, (y) may not be exercised by Secured Party unless a Default exists, and (z) is granted for a valuable consideration, coupled with an interest, and irrevocable until, and all Persons dealing with Secured Party, any of its officers acting under this section, or any substitute are fully protected in treating the powers and authorities conferred by this section as existing and continuing in full force and effect until advised by Secured Party that, all commitments under the Loan Agreement to extend credit under this agreement have been terminated or cancelled and the Obligation is fully paid and performed.

                                                                     EXHIBIT C-1

SECTION 7.  MISCELLANEOUS.

     7.1    Miscellaneous.  Because this agreement in a "Loan
Document" referred to in the Loan Agreement, the provisions relating to Loan documents in SECTIONS 1 AND 11 of the Loan Agreement are incorporated into this agreement by reference the same as if included in this agreement verbatim.

     7.2 Term. This agreement terminates upon full payment and performance of the Obligation. No Obligor is ever obligated to make inquiry of the termination but is fully protected in making any payments on the Collateral directly to Secured Party.

     7.3    Matters Not Relevant.  The Security Interest, Debtor's
obligations, and Secured Party's and Lenders' Rights under      this agreement
are not released, diminished, impaired, or adversely affected by any one or more of the following: (a) Secured Party's or any Lender taking or accepting any additional, or any release, surrender, exchange, subordination, or loss of any other, guaranty, assurance, or security for any of the Obligation; (b) any full or partial release of any other Person obligated on any of the Obligation;
(c) the modification or assignment of, or waiver of compliance with, any other Loan Document; (d) any present or future insolvency, bankruptcy, or lack of corporate, partnership, or trust power of any other Person obligated on any of the Obligation; (e) any renewal, extension or rearrangement of any of the Obligation, or any adjustment, indulgence, forbearance, or compromise granted to any Person obligated on any of the Obligation; (f) any Person's neglect, delay, omission, failure, or refusal to take or prosecute any action in connection with any of the Obligation; (g) any existing or future affect, claim, or defense (other than the defense of full and final payment of the Obligation) of Debtor or any other Person against Secured party or any Lender;
(h) the unenforceability of any of the Obligation against any Person obligated or any of the Obligation because it exceeds the amount permitted by Law, the act of creating it is ultra vires, or the officers, partners, or trustees creating it exceeded their authority or violated their fiduciary duties, or otherwise; (i) any payment of the Obligation is held to constitute a preference under any Debtor Law or for any other reason Secured Party of any Lender is required to refund any payment or make payment to another Person; or (i) any Person's failure to notify Debtor about the foregoing events or occurrences, and Debtor waives any notice of any kind under any circumstances whatsoever with respect to this agreement or any of the Obligation other than as specifically provided in this agreement.

     7.4 Waivers. Except to the extent expressly otherwise provided in the Loan Documents, Debtor waives (a) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust its Rights in the Collateral, or to pursue any other Right which Secured Party or any Lender may have, and (b) all Rights of marshaling in respect of the Collateral.

     7.5 Financing Statement. Secured Party may, at any time, file this agreement of a carbon photographic, or other reproduction of this agreement as a financing statement, but Secured Party's failure to do so does not impair the validity or enforceability of this agreement.

                                                                     EXHIBIT C-1

        7.6  Parties.  This agreement binds and inures to Debtor,
Secured Party, and each Lender, and their respective    successors and
permitted assigns. Only those Persons may rely or raise any defense about this agreement.

             (a) Assignments.  Debtor may not assign any Rights or
obligations under this agreement without first obtaining the    written consent
of Secured Party and all Lenders. Secured Party's Rights under this agreement may be assigned to any successor agent appointed under the Loan Agreement.

             (b) Secured Party. Secured Party is the agent for each Lender. Secured Party may, without the joinder of any Lender, exercise any Rights in favor of any of them under this agreement. The Rights of Secured Party and Lenders vis-a-vis each other may be subject to other agreements between them. Neither Debtor nor its successors or permitted assigns need to inquire about any such agreement or be subject to the terms of it unless they join in it and, therefore, are not entitled to the benefits of any such agreement or entitled to rely upon or raise as a defense the failure of any party to comply with it.

        7.7  Entire Agreement.  THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES     AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUSLY, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        EXECUTED as of the date first stated above.

MCA FINANCIAL CORP.,             TEXAS COMMERCE BANK NATIONAL
MCA MORTGAGE CORPORATION,        ASSOCIATION, in its capacity as
and MORTGAGE CORPORATION OF      Collateral Agent and as Secured Party
AMERICA, as Debtor



By:                              By:
    --------------------------       ---------------------------------

Name:                            Name:
      ------------------------         -------------------------------

Title:                           Title:
       -----------------------          ------------------------------

                                                                     EXHIBIT C-1

MCA MORTGAGE CORPORATION OF
AMERICA, INC., as Debtor



By:
    ------------------------------

Name:
      ----------------------------

Title:
       ---------------------------

                                                                     EXHIBIT C-1

                                  EXHIBIT C-2

                              FINANCING STATEMENT

           THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER
                 FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.



                                     __________________________________________
                                     __________________________________________
                                     __________________________________________
DEBTOR'S NAME AND MAILING ADDRESS:   FED. TAX ID NO. __________________________
- --------------------------------------------------------------------------------
                                     Texas Commerce Bank National Association,
                                     as Collateral Agent(1)
                                     __________________________________________
SECURED PARTY'S NAME AND MAILING     __________________________________________
ADDRESS:                             FED. TAX ID NO. __________________________
- --------------------------------------------------------------------------------
FOR FILING OFFICER:
- --------------------------------------------------------------------------------

THIS FINANCING STATEMENT COVERS THE FOLLOWING PRESENT AND FUTURE TYPES AND ITEMS OF PROPERTY AND INTERESTS, WHETHER NOW OWNED OR ACQUIRED IN THE FUTURE BY DEBTOR (THE "COLLATERAL"):

- -    Mortgage Loans from time to time identified to Secured Party as Collateral.

- -    Land Contracts from time to time identified to Secured Party as Collateral.

- -    Construction Loan Contracts from time to time identified to
     Secured Party as Collateral.

- -    All Collateral Documents in any way related to any of the
     above identified as Collateral, including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds securing those Mortgage Loans or Construction Loans, and all Land Contracts, whether deposited with or held by or for Secured Party under this agreement, identified by Debtor as Collateral for a Wet Borrowing, or otherwise.

- -    Private mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering, and all commitments issued by FHA to insure or issued by VA to guarantee, any Mortgage Loans or Construction Loans identified as Collateral.

- -    Security of any kind pledged by a mortgagor for any Mortgage
     Loans or Construction Loans identified as Collateral.

- -    Casualty insurance assigned to Debtor in connection with any
     Mortgage Loans or Construction Loans identified as Collateral.

- -------------------
(1) Secured Party is serving as Collateral Agent under the Loan Agreement, and the security interest evidenced by this financing statement, as amended from time to time, is granted to Secured Party in that capacity on behalf of Lenders.


                                                                     EXHIBIT C-2

- -  Mortgage Securities deposited with or held by or for Secured
   Party under the Loan Documents or registered by book entry in Secured Party's name under the Loan Documents.

- -  Guaranties related to Mortgage Securities identified as Collateral.

- -  Take-Out Commitments held by Debtor for any Mortgage Loans,
   Construction Loans or Mortgage Securities identified as Collateral,
   Rights to deliver those Mortgage Loans, Construction Loans or Mortgage Securities, as the case may be, to the investors or other purchasers under those Take-Out Commitments, and all proceeds resulting from the sale of any of those Mortgage Loans, Construction Loans or Mortgage Securities under those Take-Out Commitments.

- - Any Collateral otherwise described in this agreement that may from time to time be delivered (a) to an investor under Section 4.5 of the Loan Agreement until purchased and paid for by that investor or (b) for correction under Section 4.6 of the Loan Agreement.

- - The Funding Account, Settlement Account, all other accounts that Debtor maintains with Secured Party, Agent, or any Lender, and all amounts deposited in them or represented by them.

- - Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

- - All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any Collateral, including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Collateral.

- -  Cash and noncash proceeds of any Collateral.

   DEBTOR:                               SECURED PARTY:



   -----------------------------------   TEXAS COMMERCE BANK NATIONAL
                                         ASSOCIATION, as Collateral
                                         Agent for Lenders



By                                       By
   -----------------------------------     ---------------------------------

(Name)                                   (Name)
      --------------------------------         -----------------------------

(Title)                                  (Title)
        ------------------------------          ----------------------------



                                      2
                                                                     EXHIBIT C-2

                                   SCHEDULE I


                DEFINITIONS ATTACHED TO FINANCING STATEMENT FROM
        ____________________________, AS DEBTOR, TO TEXAS COMMERCE BANK
                             NATIONAL ASSOCIATION,
             IN ITS CAPACITY AS COLLATERAL AGENT, AS SECURED PARTY


                                      3



                                                                     EXHIBIT C-2

                                 EXHIBIT C-3

                               SHIPPING REQUEST


COLLATERAL AGENT: Texas Commerce Bank               DATE: ______________ , 199__
                  National Association


BORROWERS:        MCA Financial Corp.,
                  MCA Mortgage Corporation, and
                  Mortgage Corporation of America


SHIPMENT # _____________________                 SHIPMENT $_____________________
POOL # _________________________                 # OF LOANS ____________________


        This request is delivered under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between Borrowers, Texas Commerce Bank National Association, as Agent for Lenders, Collateral Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this request.

        1. Borrowers request Collateral Agent to (a) forward the shiplist and collateral files for the Mortgage Loans identified below to the following Approved Investor or its custodian or servicer:

                       _______________________________
                       _______________________________
                       _______________________________
                       _______________________________

Borrowers also request that Collateral Agent complete the endorsement of the related promissory notes from Borrowers to that Approved Investor or its servicer or custodian as follows: ____________________________________________
______________________________________________________________________________
_________________________________.

Collateral Agent should ship the whole collateral file (consisting of all Collateral Documents in Collateral Agent's possession for this Collateral) by either Federal Express or such other courier service as Borrowers have designated to Collateral Agent as "approved" for that purpose. The courier used must be acting as an independent contractor bailee solely on behalf of Collateral Agent for the benefit of Collateral Agent and Lenders, but Collateral Agent is not responsible for any delays in shipment caused by any actions or inactions by that courier. Borrowers' completed air bill for shipment accompanies this request.


                                                                     EXHIBIT C-3

        2. On and as of the date of this request, Borrowers certify, represent and warrant to Collateral Agent for Lenders that (a) Borrowers' representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, and (b) no Default, Potential Default, or Borrowing Excess exists.

                                   MCA FINANCIAL CORP.,
                                   MCA MORTGAGE CORPORATION, and
                                   MORTGAGE CORPORATION OF AMERICA,
                                   as Borrowers


                                   By _____________________________________
                                   (Name) _________________________________
                                   (Title(1) ______________________________









___________________


(1)  Must be a Responsible Officer of all Three Borrowers.

                                      2                              EXHIBIT C-3

                                 EXHIBIT C-4

                         BAILEE LETTER FOR INVESTORS


_________________________                            ________________________
_________________________                            ________________________
_________________________                            ________________________



The enclosed notes and other documents (the "COLLATERAL"), as more particularly described on the attached schedule, have been assigned and pledged to Texas Commerce Bank National Association, as Collateral Agent ("COLLATERAL AGENT") for itself and certain other lenders ("LENDERS"), as collateral under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between MCA Financial Corp., MCA Mortgage Corporation, Mortgage Corporation of America (collectively, "BORROWERS"), certain Lenders, Texas Commerce Bank National Association, as Agent for Lender, and Collateral Agent.

The Collateral is being delivered to you for purchase under an existing Take-Out Commitment (as defined in the Loan Agreement). Either payment in full for the Collateral or the Collateral itself must be received by Collateral Agent within forty-five (45) calendar days after the date of this letter. Until that time, you are deemed to be holding the Collateral in trust, subject to the security interest granted to Collateral Agent and as Collateral Agent's bailee in accordance with the applicable provisions of the applicable Uniform Commercial Code. No property interest in the Collateral is transferred to you until payment in full has been received by Collateral Agent. If you receive conflicting instructions regarding the Collateral from Borrowers or Collateral Agent, you agree to act in accordance with Collateral Agent's instructions. COLLATERAL AGENT RESERVES THE RIGHT, AT ANY TIME BEFORE IT RECEIVES FULL PAYMENT, TO NOTIFY YOU AND REQUIRE THAT YOU RETURN THE COLLATERAL TO COLLATERAL AGENT.

If returning the Collateral, please return it to the address for Collateral Agent listed above. If paying for the Collateral, payment must be made by wire transfer of immediately available funds to:

Texas Commerce Bank National
Association, Collateral Agent                   Account Number _________________
ABA Number ________________________             Attn:          _________________
Further Credit - __________________             TEL            _________________
                                                FAX            _________________

BY ACCEPTING THE COLLATERAL DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE COLLATERAL AGENT'S BAILEE ON THE TERMS DESCRIBED IN THIS LETTER. If you fail to make full payment to Collateral Agent for it within forty-five (45) calendar days after the date of this letter, you are instructed to return all of the Collateral to Collateral Agent. The preceding

                                                                     EXHIBIT C-4
provision in no way affects or impairs any claim or cause of action against you in respect of your Take-Out Commitment.

This letter binds you and your successors, assigns, trustees, conservators, and receivers and inures to Collateral Agent, Agent, Lenders, and their respective successors and assigns.

                                            Very truly yours,

                                            TEXAS COMMERCE BANK NATIONAL
                                            ASSOCIATION, as Collateral Agent


                                            By _______________________________
                                            (Name) ___________________________
                                            (Title) __________________________










                                                                     EXHIBIT C-4

                                 EXHIBIT C-5

                       BAILEE LETTER FOR POOL CUSTODIAN


_________________________                              ________________________
_________________________                              ________________________
_________________________                              ________________________


The enclosed notes and other documents (the "COLLATERAL"), as more particularly described on the attached schedule, have been assigned and pledged to Texas Commerce Bank National Association, as Collateral Agent ("COLLATERAL AGENT") for itself and certain other lenders ("LENDERS"), as collateral under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between MCA Financial Corp., MCA Mortgage Corporation, Mortgage Corporation of America (collectively, "BORROWERS"), certain Lenders, Texas Commerce Bank National Association, as Agent for Lender, and Collateral Agent.

The Collateral is being delivered to you for pooling in connection with the issuance of Mortgage Securities (as defined in the Loan Agreement). Within forty-five (45) calendar days after the date of this letter (a) payment in full for the Collateral must be paid to Collateral Agent, (b) the Mortgage Securities must be received by Collateral Agent if in certificated form or on its behalf in respect of Mortgage Securities in book entry form, or (c) the Collateral must be returned to and received by Collateral Agent. Until that time, you are deemed to be holding the Collateral in trust, subject to the security interest granted to Collateral Agent and as Collateral Agent's bailee in accordance with the applicable provisions of the applicable Uniform Commercial Code. No property interest in the Collateral is deemed to be transferred to you until payment in full for the Collateral has been received by Collateral Agent or Mortgage Securities have been received by Collateral Agent or on its behalf in respect of Mortgage Securities in book entry form.
If you receive conflicting instructions regarding the Collateral from Borrowers or Collateral Agent, you agree to act in accordance with Collateral Agent's instructions. If you deliver any of the enclosures to another party, this letter must accompany those items. COLLATERAL AGENT RESERVES THE RIGHT, AT ANY TIME BEFORE IT RECEIVES FULL PAYMENT FOR THE COLLATERAL OR BEFORE THE MORTGAGE SECURITIES HAVE BEEN ISSUED, TO NOTIFY YOU AND REQUIRE THAT YOU RETURN THE COLLATERAL TO COLLATERAL AGENT.

If returning the Collateral, please return it to the address for Collateral Agent listed above. If paying for the Collateral, payment must be made by wire transfer of immediately available funds to:

Texas Commerce Bank National
Association, Collateral Agent                Account Number ____________________
ABA Number ________________________          Attn:          ____________________
Further Credit - __________________          TEL            ____________________
                                             FAX            ____________________




                                                                     EXHIBIT C-5

If delivering certificated Mortgage Securities, they must be sent to:

             Texas Commerce Bank National Association
             ________________________________
             ________________________________
             ________________________________
             Attn:___________________________

BY ACCEPTING THE COLLATERAL DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT
TO BE COLLATERAL AGENT'S BAILEE ON THE TERMS DESCRIBED IN THIS LETTER. COLLATERAL AGENT REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED COLLATERAL AND THIS LETTER BY SIGNING AND RETURNING TO COLLATERAL AGENT THE ENCLOSED COPY OF THIS LETTER, BUT YOUR FAILURE TO DO SO DOES NOT NULLIFY YOUR CONSENT.

This letter binds you and your successors, assigns, trustees, conservators, and receivers and inures to Collateral Agent, Agent, Lenders, and their respective successors and assigns.

                                              Very truly yours,

                                              TEXAS COMMERCE BANK NATIONAL
                                              ASSOCIATION, as Collateral Agent


                                              By ______________________________
                                              (Name) __________________________
                                              (Title) _________________________

ACKNOWLEDGED AND AGREED as of _______________________, 199___.

[NAME OF POOL CUSTODIAN]


By _______________________________________
(Name) ___________________________________
(Title) __________________________________





                                      2                              EXHIBIT C-5

                                 EXHIBIT C-6

                         TRUST RECEIPT AND AGREEMENT


COLLATERAL AGENT: Texas Commerce Bank                   DATE: ___________, 199__
                  National Association


BORROWERS:        MCA Financial Corp.,
                  MCA Mortgage Corporation, and
                  Mortgage Corporation of America



        This trust receipt and agreement is delivered under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between Borrowers, Texas Commerce Bank National Association, as Agent for Lenders, Collateral Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined
- -- in this trust receipt and agreement.

        In accordance with SECTION 4.6 of the Loan Agreement, Borrowers request delivery by Collateral Agent to Borrower of the entire mortgage file of Collateral Documents for the Mortgage Loans and for the purpose of making the corrections described as follows:

        Description of Collateral: ____________________________________

        Original Amount:           $ __________________________________

        Corrections:               ____________________________________
                                   ____________________________________
                                   ____________________________________

        Borrowers agree that (a) these Collateral Documents are delivered to Borrowers solely for the purpose of making these corrections, (b) these Collateral Documents are and continue to be subject to Lender Liens under the Loan Documents, (c) Borrowers shall hold these Collateral Documents as bailee and trustee for Collateral Agent for Lenders, and (d) Borrowers may not deliver any of these Collateral Documents to a third party unless (i) it is necessary in order to complete the corrections, and (ii) Borrowers notify that third party that the Collateral Documents are, and continue to be, subject to Lender Liens under the Loan Documents, and obtain from that third party its agreement to hold those Collateral Documents as bailee and trustee for Collateral Agent for Lenders until they have been returned to Collateral Agent or the amount of the Borrowing Base attributable to the related Mortgage Loan has been fully paid to Collateral Agent to be applied to the Obligation.



                                                                     EXHIBIT C-6

        On and as of the date of this receipt and agreement, Borrowers certify, represent and warrant to Collateral Agent for Lenders that (a) Borrowers' representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, (b) no Default, Potential Default, or Borrowing Excess exists, and (c) this shipment will not result in Collateral Documents with more than a total face amount of One Million Dollars ($1,000,000) being outstanding for correction.

        Borrowers acknowledge receipt of the Collateral Documents referred to above.


                                                   MCA FINANCIAL CORP.,
                                                   MCA MORTGAGE CORPORATION, and
                                                   MORTGAGE CORPORATION OF
                                                   AMERICA, as Makers


                                                   By _________________________
                                                   (Name) _____________________
                                                   (1)(Title) _________________





___________________

(1)     Must be a Responsible Officer of all three Borrowers.



                                      2                              EXHIBIT C-6

                                                   MCA FINANCIAL CORP.,
                                                   MCA MORTGAGE CORPORATION, and
                                                   MORTGAGE CORPORATION OF
                                                   AMERICA, as Borrowers


                                                   By _________________________
                                                   (Name) _____________________
                                                   (1)(Title) _________________



___________________


(1)   Must be a Responsible Officer of all three Borrowers.



                                      3                              EXHIBIT C-6

                                  EXHIBIT C-7

                                RELEASE REQUEST


        COLLATERAL AGENT:  Texas Commerce Bank         DATE: ____________, 199__
                           National Association


        BORROWERS:         MCA Financial Corp.,
                           MCA Mortgage Corporation, and
                           Mortgage Corporation of America

================================================================================

             This request is delivered under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between Borrowers, Texas Commerce Bank National Association, as Agent for Lenders, Collateral Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this request.

             Borrowers request Collateral Agent to release the Lender Liens under the Loan Documents in the Collateral described on the attached SCHEDULE 1.

             On and as of the date of this request, Borrowers certify, represent, and warrant to Collateral Agent for Lenders that
        (a) Borrowers' representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, and (b) no Default, Potential Default, or Borrowing Excess exists or occurs as a result of the requested release.

                                             MCA FINANCIAL CORP.,
                                             MCA MORTGAGE CORPORATION, and
                                             MORTGAGE CORPORATION OF
                                             AMERICA, as Borrowers


                                             By________________________________
                                             (Name)____________________________
                                             (1)(Title)________________________

______________________

(1)
    Must be a Responsible Officer of all three Borrowers.


                                                                    EXHIBIT C-7

                                  EXHIBIT D-1

                               BORROWING REQUEST


           COLLATERAL AGENT:  Texas Commerce Bank       DATE:__________, 199__
                              National Association


                  BORROWERS:  MCA Financial Corp.,
                              MCA Mortgage Corporation, and
                              Mortgage Corporation of America

===============================================================================

             This request is delivered under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between Borrowers, Texas Commerce Bank National Association, as Agent for Lenders, Collateral Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this request.

             Borrowers request $__________________ in Borrowings (collectively, the "REQUESTED BORROWING") to be funded on _______________, 199__ (the "REQUESTED BORROWING DATE") in the one or more Borrowing Purpose Categories indicated on the attached schedule, which has been completed as to all other relevant information.

             Borrowers certify that as of the Requested Borrowing Date, after giving effect to the Requested Borrowing, (a) the representations and warranties of Borrowers in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, (b) no Default or Potential Default exists, (c) the extension of the Requested Borrowing does not cause any Borrowing Excess to exist, (d) Borrowers have timely delivered a Collateral Delivery Notice, if applicable, (e) all Collateral Documents required by the Loan Agreement to be delivered


                                                                EXHIBIT D-1
        to Collateral Agent in connection with the Requested Borrowing have been delivered to Collateral Agent, and (f) Borrowers have otherwise complied with all conditions of the Loan
        Documents to permit the Requested Borrowing to be extended.

                                      MCA FINANCIAL CORP.,
                                      MCA MORTGAGE CORPORATION, and
                                      MORTGAGE CORPORATION OF
                                      AMERICA, as Borrowers


                                      By_____________________________
                                      (Name)_________________________
                                      (1)(Title)_____________________

_____________________

(1)
    Must be a Responsible Officer of all three Borrowers.


                                                                  EXHIBIT D-1

                         SCHEDULE TO BORROWING REQUEST

        DATED ________________, 199___; FOR $________________________
                  [Complete EACH applicable box or mark N.A.]



                                          (1)
BORROWING PURPOSE CATEGORY          AMOUNT   BORROWING PRICE CATEGORY
- --------------------------          -------  ------------------------
Dry Borrowing (not a Repurchase              [ ]  Base Rate
Borrowing or B/C Paper Borrowing)         $  [ ] LIBOR Rate
- ----------------------------------  -------
Dry Borrowing (Repurchase                    [ ]  Base Rate
Borrowing)                                $  [ ] LIBOR Rate
- ----------------------------------  -------
Dry Borrowing (B/C Paper                     [ ]  Base Rate
Borrowing)                                $  [ ] LIBOR Rate
- ----------------------------------  -------
Wet Borrowing (not a B/C Paper               [ ]  Base Rate
Borrowing)                                $  [ ] LIBOR Rate
- ----------------------------------  -------
Wet Borrowing (B/C Paper                     [ ]  Base Rate
Borrowing)                                $  [ ] LIBOR Rate
- ----------------------------------  -------
                                             [ ]  Base Rate
Gestation                                 $  [ ] LIBOR Rate
- ---------                           -------

- ----------------------
(1)
 Must be at least $100,000 and a $10,000 multiple.


                                                   EXHIBIT D-1

                                  EXHIBIT D-2

                           COLLATERAL DELIVERY NOTICE



COLLATERAL AGENT:  Texas Commerce Bank          DATE:________, 199____
                   National Association

BORROWERS:         MCA Financial Corp.,
                   MCA Mortgage Corporation, and
                   Mortgage Corporation of America

===============================================================================

            This notice is delivered under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between Borrowers, Texas Commerce Bank National Association, as Agent for Lenders, Collateral Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this request.

            Under SECTION 4.3 and other applicable provisions of the Loan Agreement, Borrowers submit the following Collateral under, and subject to the Lender Liens created by, the Loan Documents [check applicable box(es)]:

       [ ]       MORTGAGE LOANS FOR DRY BORROWING (NOT A
                 REPURCHASE BORROWING OR B/C PAPER BORROWING). Borrowers (a) are delivering to Collateral Agent the Collateral Documents required by PART A of SCHEDULE
                 4.3 to the Loan Agreement for the Mortgage Loans described on the attached ANNEX 1, which is a data processing print-out meeting the requirements of PART
                 A.8 on that SCHEDULE 4.3 -- and (b) confirm that those Mortgage Loans and all related Collateral Documents are subject to the Lender Liens created in connection with the Loan Agreement.

       [ ] MORTGAGE LOANS FOR DRY BORROWING (REPURCHASE BORROWING). Borrowers (a) are delivering to Collateral Agent the Collateral Documents required by PART A of SCHEDULE 4.3 to the Loan Agreement for the Mortgage Loans described on the attached ANNEX 2, which is a data processing print-out meeting the requirements of PART A.8 on that SCHEDULE 4.3 -- and
                 (b) confirm that those Mortgage Loans and all related Collateral Documents are subject to the Lender Liens created in connection with the Loan Agreement.

       [ ] MORTGAGE LOANS FOR DRY BORROWING (B/C PAPER BORROWING). Borrowers (a) are delivering to Collateral Agent the Collateral Documents required by PART A of SCHEDULE 4.3 to the Loan Agreement for the Mortgage Loans described on the attached ANNEX 3, which is a data processing print-out meeting the requirements

                                                                 EXHIBIT D-2
               of PART A.8 on that SCHEDULE 4.3 -- and (b) confirm that those Mortgage Loans and all related Collateral Documents are subject to the Lender Liens created in connection with the Loan Agreement.

       [ ] CONSTRUCTION LOANS FOR DRY BORROWING. Borrowers (a) are delivering to Collateral Agent the Collateral Documents required by PART A of SCHEDULE 4.3 to the Loan Agreement for the Construction Loans described on the attached ANNEX 4, which is a data processing print-out meeting the requirements of PART A.8 on that SCHEDULE 4.3 -- and (b) confirm that those Construction Loans and all related Collateral Documents are subject to the Lender Liens created in connection with the Loan Agreement.

       [ ] MORTGAGE LOANS FOR WET BORROWING (NOT B/C PAPER BORROWING). Borrowers (a) are delivering to Collateral Agent the Collateral Documents required by PART B of SCHEDULE 4.3 to the Loan Agreement for the Mortgage Loans described on the attached ANNEX 5, which is a data processing print-out meeting the requirements of PART B.3 on that SCHEDULE 4.3, (b) shall deliver to Collateral Agent the Collateral Documents required by PART A of that
               SCHEDULE 4.3 for -- and before the expiration of the Wet Period for the Borrowings made on the basis of, those Mortgage Loans, and (c) confirm that those Mortgage Loans and all related Collateral Documents are subject to the Lender Liens created in connection with the Loan Agreement.

       [ ]     MORTGAGE LOANS FOR WET BORROWING (B/C PAPER BORROWING).
               Borrowers (a) are delivering to Collateral Agent the Collateral Documents required by PART B of SCHEDULE 4.3 to the Loan Agreement for the Mortgage Loans described on the attached ANNEX 6, which is a data processing print-out meeting the requirements of PART B.3 on that SCHEDULE 4.3, (b) shall deliver to Collateral Agent the Collateral Documents required by PART A of that
               SCHEDULE 4.3 for -- and before the expiration of the Wet Period for the Borrowings made on the basis of, those Mortgage Loans, and (c) confirm that those Mortgage Loans and all related Collateral Documents are subject to the Lender Liens created in connection with the Loan Agreement.

       [ ] LAND CONTRACTS FOR DRY BORROWING. Borrowers (a) are delivering to Collateral Agent the Collateral Documents required by PART A of SCHEDULE 4.3 to the Loan Agreement for the Land Contracts described on the attached ANNEX 8, which is a data processing print-out meeting the requirements of PART D.4 on that SCHEDULE
               4.3 -- and (b) confirm that those Land Contracts and all related Collateral Documents are subject to the Lender Liens created in connection with the Loan Agreement.

                                                                EXHIBIT D-2

          [ ] MORTGAGE SECURITIES FOR DRY BORROWING. Borrowers (a) are delivering to Collateral Agent the Collateral Documents required by PART C of SCHEDULE 4.3 to the Loan Agreement for the Mortgage Securities described on the attached ANNEX 9 (the Mortgage Pools for which consist of Mortgage Loans that were, before issuance of those Mortgage Securities, Eligible Mortgage Loans constituting part of the Collateral) and (b) confirm that those Mortgage Securities and all related Collateral Documents are subject to the Lender Liens created in connection with the Loan Agreement.

     On and as of the date of this notice, Borrowers certify, represent, warrant, and covenant to or with Collateral Agent for Lenders that:

          (a)  For any Collateral described above, Borrowers
               (i) hold each of the items required by SECTION 4.3 of the Loan Agreement, (ii) hold those items in trust for Collateral Agent on behalf of Lenders, (iii) upon written request or instructions from Collateral Agent from time to time and at any time, shall deliver those items to Collateral Agent or any other Person designated by Collateral Agent, and (iv) may not deliver those items, or grant, transfer, or assign any interest in any of them, to any Person except Collateral Agent without first obtaining Collateral Agent's written consent.

          (b)  All of the items that Borrowers are
               required to furnish to Collateral Agent under the Loan Agreement in connection with this notice accompany it, all of those items are accurate and what they purport to be, and all of the Collateral described in this notice or its schedules or annexes conform in all respects to the requirements of the Loan Agreement, including, without limitation, the requirements of eligibility applicable to that Collateral on SCHEDULE
               4.1 to the Loan Agreement.

          (c)  The representations and warranties of
               Borrowers in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or

                                                             EXHIBIT D-2
                 warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents.

            (d)  No Default or Potential Default exists.

                                                 MCA FINANCIAL CORP.,
                                                 MCA MORTGAGE CORPORATION, and
                                                 MORTGAGE CORPORATION OF
                                                 AMERICA, as Borrowers


                                                 By__________________________
                                                 (Name)______________________
                                                 (1)(Title)__________________
_____________________
(1)
      Must be a Responsible Officer of all three Borrowers.

                                                                   EXHIBIT D-2

                                  EXHIBIT D-3

                             BORROWING BASE REPORT


AGENT:             Texas Commerce Bank               DATE:______________, 199__
                   National Association

COLLATERAL AGENT:  Texas Commerce Bank National Association

BORROWERS:         MCA Financial Corp.,
                   MCA Mortgage Corporation, and
                   Mortgage Corporation of America

===============================================================================

            This report is delivered to Agent, Borrowers, and Lenders under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between Borrowers, Agent, Collateral Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this report. Collateral Agent has calculated the Borrowing Base and its various components as of the date of this report.

       [TCB BORROWING BASE REPORT FORM TO BE INSERTED HERE]


                                                   TEXAS COMMERCE BANK NATIONAL
                                                   ASSOCIATION, Collateral Agent


                                                   By___________________________
                                                   (Name)_______________________
                                                   (Title)______________________

                                                                     EXHIBIT D-3

                                 EXHIBIT D-4

                               TAKE-OUT REPORT


 COLLATERAL AGENT:  Texas Commerce Bank           DATE:____________, 199___
                    National Association

 BORROWERS:         MCA Financial Corp.,
                    MCA Mortgage Corporation, and
                    Mortgage Corporation of America

===============================================================================

            This report is delivered under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between Borrowers, Texas Commerce Bank National Association, as Agent for Lenders, Collateral Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this report.

            The following is accurate and complete as of the date of this report in respect of Take-Out Prices, determined in accordance with each attached SCHEDULE 1, and the total weighted average Take-Out Price is _________% of par:


MORTGAGE COLLATERAL GROUP                          INTEREST RATE  TAKE-OUT PRICE
- --------------------------------------------------------------------------------
(a)                                                %              %
- --------------------------------------------------------------------------------
(b)                                                %              %
- --------------------------------------------------------------------------------
(c)                                                %              %
- --------------------------------------------------------------------------------
(d)                                                %              %
- --------------------------------------------------------------------------------
(e)                                                %              %
- --------------------------------------------------------------------------------

                                                By_______________________
                                                (Name)___________________
                                                (1)(Title)_______________


______________________
(1)
      Must be a Responsible Officer of all three Borrowers.

                                                                    EXHIBIT D-4

                                  SCHEDULE 1

                         TAKE-OUT PRICE DETERMINATION


            Complete the following table for each Mortgage Collateral Group for Mortgage Loans and each Mortgage Collateral Group for Mortgage Securities, in each case indicating the group letter designation from the report to which this schedule is attached.

            The following table relates to the Mortgage Collateral Group designated as ___________ on the attached report.


                             (a) PRINCIPAL                                (c) TAKE-OUT PRICE*
                             BALANCE OF TAKE-OUT                          -- COLUMN (a) TIMES
INVESTOR  COMMITMENT NUMBER  COMMITMENTS           (b) PERCENTAGE OF PAR  COLUMN (b)
==============================================================================================
                                 $                              %             $
- ----------------------------------------------------------------------------------------------
                                 $                              %             $
- ----------------------------------------------------------------------------------------------
                                 $                              %             $
- ----------------------------------------------------------------------------------------------
                                 $                              %             $
- ----------------------------------------------------------------------------------------------
Totals                           $                                            $
- ----------------------------------------------------------------------------------------------

       The total weighted average Take-Out Price (determined by dividing the total in Column (c) above by the total in Column
       (a) above) is _______% of par.












       __________________________

       * For each commitment price stated as a yield rather than as a percentage of par, convert the yield to a percentage price by the use of the "Net Yield Tables for GNMA Mortgage-Backed Securities" published by Financial Publishing Company or the "Mortgage Yield Conversion Tables" published by FNMA, as applicable.

                                                                     EXHIBIT D-4

                                 EXHIBIT D-5

                              MANAGEMENT REPORT



    AGENT:      Texas Commerce Bank                   DATE:____________, 199___
                National Association

    BORROWERS:  MCA Financial Corp.,
                MCA Mortgage Corporation, and
                Mortgage Corporation of America
================================================================================

            This report is delivered under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between Borrowers, Agent, Texas Commerce Bank National Association, as Collateral Agent for Lenders, and certain Lenders. Terms defined in the Loan Agreement have the same meaning when used, unless otherwise defined, in this report.

            I certify to Agent and Lenders that on the date of this report:

            1. I am the undersigned officer of Borrowers and deliver this certificate on their behalf.

            2. The attached SCHEDULE 1 is an accurate list of Borrowers' Mortgage Loan production for the Calendar Month before the date of this report, describing in reasonable detail the geographic mix of all retail and correspondent production for both the Calendar Month before the date of this certificate and for the year to date, and such other matters as Agent may have reasonably requested.

            3. The attached SCHEDULE 2 is an accurate and complete schedule of Borrowers' "open commitment and pipeline positions" (as commonly understood in the industry) for Mortgage Loans, describing in reasonable detail (i) with regard to "open commitment" positions, the names of investors, type, original principal amount, rate, price/yield, and expiration date, and
       (ii) with regard to "open pipeline" positions, the amount of the pipeline, the total locked amount and rate of price committed Mortgage Loans in the pipeline, the percentage of the locked amount that is covered, the types of coverage (mandatory or optional), future contracts, hedged positions, repurchase agreements, the profit or loss, and such other matters as Agent may have reasonably requested.

            4. The attached SCHEDULE 3 is an accurate and complete schedule of Borrowers' Servicing Portfolio, describing in reasonable detail the number of Mortgage Loans being serviced, the total unpaid principal balance of those Mortgage Loans (total and by investor), investor type,

                                                                     EXHIBIT D-5
geographic concentration, weighted average coupon, foreclosure experience, and such other matters as Agent may have reasonably requested.



                                               By
                                                  -----------------------------
                                               (Name)
                                                      -------------------------
                                               (1)(Title)
                                                         ----------------------

- -----------------------

(1)
    Must be a Responsible Officer of all three Borrowers.

                                                                   EXHIBIT D-5

                                 EXHIBIT D-6

                            COMPLIANCE CERTIFICATE



AGENT:           Texas Commerce Bank            DATE:____________, 199___
                 National Association

BORROWERS:       MCA Financial Corp.,
                 MCA Mortgage Corporation, and
                 Mortgage Corporation of America

SUBJECT PERIOD:  ________________________ ended _________________, 199___

================================================================================

            This certificate is delivered under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between Borrowers, Agent, Texas Commerce Bank National Association, as Collateral Agent for Lenders, and certain Lenders. Terms defined in the Loan Agreement have the same meaning when used, unless otherwise defined, in this certificate.

            The undersigned officer certifies to Agent and Lenders that on the date of this certificate:

            1. The undersigned officer is the officer of Borrowers designated below.

            2. The financial statements that are attached to this certificate were prepared in accordance with GAAP and present fairly the Companies' consolidated (if applicable) financial condition and results of operations as of, and for the fiscal year or portion of the fiscal year ending on, the last day of the Subject Period.

            3. The undersigned officer supervised a review of the Companies' activities during the Subject Period in respect of the following matters and has determined the following: (a) The representations and warranties in the Loan Agreement are true and correct in all material respects, except (i) to the extent that a representation or warranty speaks to a specific date or the facts on which it is based have changed by transactions or conditions contemplated or permitted by the Loan Documents and
       (ii) for the changes, if any, described on the attached SCHEDULE 1; (b) each Company has complied with all of its obligations under the Loan Documents, other than for the deviations, if any, described on the attached SCHEDULE 1; (c) no Default or Potential Default exists

                                                                  EXHIBIT D-6
       or is imminent, other than those, if any, described on the attached SCHEDULE 1; and (d) the Companies' compliance with the financial covenants in SECTIONS 8 AND 9 of the Loan Agreement is accurately calculated on the attached SCHEDULE 1.


                                                By
                                                  ---------------------------
                                                (Name)
                                                      -----------------------
                                                (1)(Title)
                                                          -------------------

- -------------------
(1)
   Must be a Responsible Officer of all three Borrowers.

                                                                  EXHIBIT D-6

                                   SCHEDULE 1


        A. Describe any deviations from compliance with CLAUSE 3(a) and 3(b) of the attached Compliance Certificate, if none, so state:







        B. As required by CLAUSE 3(c) of the attached Compliance Certificate, describe any Potential Defaults or Defaults, if none, so state:





        C. As required by CLAUSE 3(d) of the attached Compliance Certificate, calculate compliance with SECTIONS 8 and 9 of the Loan Agreement as of the end of the Subject Period (on a consolidated basis, if applicable).


COVENANT                                                       AT END OF SUBJECT PERIOD
=======================================================================================
1. DISTRIBUTIONS--Section 8.4
- ---------------------------------------------------------------------------------------
   (a) year-to-date cash Distributions                                      $
- ---------------------------------------------------------------------------------------
   (b) year-to-date MCA Financial Corp. debt service and                    $
       required preferred stock dividends
- ---------------------------------------------------------------------------------------
   (c) Line 1(a) may not exceed Line 1(b)                                   $
- ---------------------------------------------------------------------------------------
2. NET WORTH -- Section 9.1
- ---------------------------------------------------------------------------------------
   (a) MCA Financial Corporation (Net Worth plus                            $
       Subordinated Debt) -- may  never be less
       than $16,000,000
- ---------------------------------------------------------------------------------------
   (b) MCA Mortgage Corporation (Net Worth) -- may not                      $
       be less than $8,500,000 plus 90% of corporate
       parent's capital contributions since 30 days before
       Loan Agreement's effective date
- ---------------------------------------------------------------------------------------
   (c) Mortgage Corporation of America (Net Worth) -- may                   $
       not be less than $5,000,000 plus 90% of corporate
       parent's capital contributions since 30 days before
       Loan Agreement's effective date
- ---------------------------------------------------------------------------------------
3. LEVERAGE -- Section 9.2
- ---------------------------------------------------------------------------------------
   (a) MCA Financial Corporation
- ---------------------------------------------------------------------------------------
       (1) Total Debt                                                        $
- ---------------------------------------------------------------------------------------
       (2) Net Worth                                         $
- ---------------------------------------------------------------------------------------


                                                                EXHIBIT D-6

  (3) Subordinated Debt                        $
- ------------------------------------------------------------------------
  (4) Line 3(a)(2) plus Line 3(a)(3)                     $
- ------------------------------------------------------------------------
  (5) Ratio of Line 3(a)(1) to Line 3(aa)(4)             _____ to _____
- ------------------------------------------------------------------------
  (6) Maximum                                            10.0 to 1.0
- ------------------------------------------------------------------------
 (b) MCA Mortgage Corporation
- ------------------------------------------------------------------------
  (1) Total Debt                                         $
- ------------------------------------------------------------------------
  (2) Net Worth                                          $
- ------------------------------------------------------------------------
  (3) Ratio of Line 3(b)(1) to Line 3(b)(2)              _____ to _____
- ------------------------------------------------------------------------
  (4) Maximum                                            10.0 to 1.0
- ------------------------------------------------------------------------
 (c) Mortgage Corporation of America
- ------------------------------------------------------------------------
  (1) Total Debt                                         $
- ------------------------------------------------------------------------
  (2) Net Worth                                          $
- ------------------------------------------------------------------------
  (3) Ratio of Line 3(c)(1) to Line 3(c)(2)              _____ to _____
- ------------------------------------------------------------------------
  (4) Maximum                                            10.0 to 1.0
- ------------------------------------------------------------------------
4. SERVICING PORTFOLIO -- Section 9.3
- ------------------------------------------------------------------------
 (a) Servicing Portfolio                                 $
- ------------------------------------------------------------------------
 (b) Minimum                                             $1,200,000,000
- ------------------------------------------------------------------------


                                                                EXHIBIT D-6

                                 EXHIBIT D-7

                         COLLATERAL CONVERSION NOTICE



 COLLATERAL AGENT:  Texas Commerce Bank               DATE:____________, 199___
                    National Association

 BORROWERS:         MCA Financial Corp.,
                    MCA Mortgage Corporation, and
                    Mortgage Corporation of America

================================================================================

        This notice is delivered under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, between Borrowers, Texas Commerce Bank National Association, as Agent for Lenders, Collateral Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this notice.

        Borrowers notify Collateral Agent that (a) Collateral Agent has issued its initial certification for inclusion of the Eligible Mortgage Loans described on the attached ANNEX 1 in one or more Mortgage Pools and (b) Borrowers are delivering to Collateral Agent one or more valid and enforceable Take-Out Commitments that comply with PART B.2 on SCHEDULE 4.1 to the Loan Agreement for those Eligible Mortgage Loans.

        On and as of the date of this notice, Borrowers certify, represent, and warrant to Collateral Agent that (a) all of the items that Borrowers are required to furnish to Collateral Agent under the Loan Agreement in connection with this notice accompany it, all of those items are accurate and what they purport to be, and all of the Eligible Mortgage Loans described on the attached ANNEX 1 comply with all requirements necessary to constitute Eligible Gestation Collateral, (b) the representations and warranties of Borrowers in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date

                                                                    EXHIBIT D-7
or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, and (c) no Default or Potential Default exists.

                                                MCA FINANCIAL CORP.,
                                                MCA MORTGAGE CORPORATION, and
                                                MORTGAGE CORPORATION OF
                                                AMERICA, as Borrowers


                                                By
                                                  -----------------------------
                                                (Name)
                                                      -------------------------
                                                (1)(Title)
                                                          ---------------------

- -----------------------

(1)
    Must be a Responsible Officer of all three Borrowers.

                                                                    EXHIBIT D-7

                                  EXHIBIT E

                              OPINION OF COUNSEL


        The opinion delivered by counsel to the Companies must be in form and substance acceptable to Agent and its special counsel and cover the following matters:

        1. Each Company is duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated as stated on SCHEDULE 6.2 to the Loan Agreement.

        2. Each Company is duly qualified to transact business and is in good standing as a foreign corporation or other entity in each jurisdiction so indicated on SCHEDULE 6.2 to the Loan Agreement and in each other jurisdiction where, to the best of that counsel's knowledge, the nature and extent of that Company's business and properties require due qualification and good standing.

        3. To the best of that counsel's knowledge, except as described on
SCHEDULE 6.2 to the Loan Agreement (a) no Company has any Subsidiaries and (b) no Company has used or transacted business under any other corporate or trade name in the six-month period preceding the date of this agreement.

        4. Each Company possesses all requisite corporate power and authority to conduct its business as is now being, or is contemplated by the Loan Agreement to be, conducted.

        5. The execution and delivery of each Company of each Loan Document to which it is a party and the performance by it of its related obligations (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action on its behalf, (c) except for any action or filing that has been taken or made on or before the date f this opinion, require no action by or filing with any Tribunal, (d) do not violate any provision of its articles of incorporation, charter or bylaws, (e) do not violate any provision of Law applicable to it or any material agreements to which it is a party and of which that counsel is aware, and (f) except for Lender Liens, do not result in the creation or imposition of any Lien or any asset of any Company.

        6. Upon execution and delivery by all parties to it, each Loan Document constitutes a legal and binding obligation of each Company party to it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Laws and general principles of equity.

        7. Except as disclosed on SCHEDULE 6.9 to the Loan Agreement (a) no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it or, if so adversely determined, would be a Material Adverse Event, and (b) no outstanding or unpaid judgments against any Company exist.


                                                                      EXHIBIT E

        8. No Company is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, amended.

        9. Each Borrower is approved and qualified and in good standing as an issuer, mortgagee, or seller/servicer, as described below, and meets all requirements applicable to its status as such: (a) GNMA approved issuer of Mortgage Securities guaranteed by GNMA; (b) FNMA approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FNMA; (c) FHLMC approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to FHLMC; (d) FHA approved mortgagee, eligible to originate, purchase, hold, sell and service FHA Loans; and (e) VA approved mortgagee, eligible to originate, purchase, hold, sell and service VA Loans.

        10. Lender Liens are created and perfected upon (a) each note that is delivered to Collateral Agent, (B) each Land Contract that is delivered to Collateral Agent, (b) each Mortgage Security in certificated form that is delivered to Collateral Agent or its bailee, (c) each note and related Take-Out Commitment provided as Collateral for a Wet Borrowing for twenty-one (21) days after the applicable Borrowing Date, (d) all Mortgage Collateral shipped to any investor under a Bailee Letter, which perfection continues until Collateral Agent receives Mortgage Securities or payment is made to Collateral Agent under that Bailee Letter, (e) all Mortgage Collateral shipped to any Borrower for correction, which perfection continues for twenty-one (21) days, and (f) the Funding Account and Settlement Account upon the execution and delivery of the Security Agreement by Borrowers.

        11. With respect to FNMA and FHLMC Mortgage Securities that are held in book entry form and are identified on a Collateral Delivery Notice or are otherwise designated by any Borrowers as Collateral under the Loan Agreement, a Lender Lien is created and perfected upon those Mortgage Securities (a) when written notification is sent to the securities depositary (on whose books the appropriate Borrowers' ownership of those Mortgage Securities is entered) of the assignment and pledge of those Mortgage Securities to Collateral Agent on behalf of Lenders, and (b) that securities depositary sends to Collateral Agent confirmation of that notice and identifies those Mortgage Securities as belonging to Collateral Agent on behalf of Lenders. As used in this paragraph, "SECURITIES DEPOSITARY" means a depositary institution that regularly accepts in the course of its business FNMA and FHLMC Mortgage Securities as a custodial service for its customers, and maintains accounts in the names of those customers reflecting ownership of or interests in those Mortgage Securities.

        12. With respect to the GNMA Mortgage Securities that are identified on a Collateral Delivery Notice or are otherwise designated by any Borrowers as Collateral under the Loan Agreement and are held in book entry form through Participants Trust Company ("PTC"), a Lender Lien is created and perfected upon those Mortgage Securities when (a) PTC, by making the appropriate entries to its books. transfers those Mortgage Securities to the account of Chemical Bank (acting as a participant in PTC, and as agent/custodian for Collateral Agent on behalf of

                                                                      EXHIBIT E

       Lenders pursuant to a custodian agreement, ("Custodian"), and
       (b) Custodian, by book entry or otherwise, identifies the GNMA Mortgage Securities as belonging to, or subjected to a security interest of, Collateral Agent on behalf of Lenders and provides to Collateral Agent confirmation of that action.










                                     3                        EXHIBIT E

                                 EXHIBIT F-1

                  [   NUMBER   ] AMENDMENT TO LOAN AGREEMENT


            THIS AMENDMENT is entered into as of
       _________________________, 199___, between MCA FINANCIAL CORP., a Michigan corporation, MCA MORTGAGE CORP., a Michigan corporation, and MORTGAGE CORPORATION OF AMERICA, a Michigan corporation ("BORROWERS"), certain lenders ("LENDERS"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION (in its capacity as Agent for Lenders, "AGENT"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (in its capacity as Collateral Agent for Lenders, "COLLATERAL AGENT").

            Borrowers, Agent, Collateral Agent, and Lenders are party to the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3, 1996, providing for loans to Borrowers on a revolving basis. Borrowers have requested an amendment to the Loan Agreement in order to, among other things, [STATE PURPOSE OF AMENDMENT]. Accordingly, for adequate and sufficient consideration, the parties to this amendment agree as follows:

            1. DEFINITIONS. Unless stated otherwise, (a) each term defined in the Loan Agreement has the same meaning when used in this amendment and (b) all references to "Sections", "Schedules", and "Exhibits" are references to the Loan
       Agreement's sections, schedules and exhibits.

            2.  AMENDMENTS.

                             [INSERT AMENDMENTS]

            3. CONDITIONS PRECEDENT. The foregoing is not effective unless (a) Agent receives counterparts of this amendment executed by Borrowers, Agent, Collateral Agent, and Lenders, and
       (b) STATE OTHER CONDITIONS PRECEDENT].

            4. RATIFICATIONS. This amendment modifies and supercedes all inconsistent terms and provisions of the other Loan Documents. Except as expressly modified and superseded by this amendment, the terms and provisions of the other Loan Documents are ratified and confirmed and continue in full force and effect. Borrowers, Agents, Collateral Agent, and all Lender agree that the Loan Documents, as amended by this amendment, continue to be legal, valid and binding, and enforceable in accordance with their respective terms. Borrowers ratify and confirm that all Liens granted to Collateral Agent on behalf of Lenders, were intended to, do, and continue to secure the full payment and performance of the Obligation. Borrowers shall perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents as Agent, Collateral Agent, or any Lender may reasonably request in order to perfect such Liens and





                                                          EXHIBIT F-1
       perserve and protect the rights of Agent, Collateal Agent, and Lenders in respect of all present and future Collateral.

            5. REPRESENTATIONS AND WARRANTIES. Borrowers represent and warrant to Agent, Collateral Agent, and Lenders that (a) this amendment and the other Loan Documents to be delivered under this amendment have been duly authorized, executed, and delivered by Borrowers, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrowers of this amendment and those other Loan Documents, (c) this amendment and those other Loan Documents are valid and binding upon Borrowers and are enforceable against Borrowers in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery, and performance by Borrowers of this amendment and those other Loan Documents do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreements, or understandings to which any Borrowers is a party or by which any Borrower is bound, (e) the representations and warranties in the Loan Agreement, as amended by this amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this amendment as though made as of the date of this amendment, and (f) as of the date of this amendment, no Default or Potential Default exists.

            6. REFERENCES. All references in the Loan Documents to the "Loan Agreement" refer to the Loan Agreement as amended by this amendment. Because this amendment is a "Loan Document" referred to in the Loan Agreement, the provisions relating to Loan Documents in SECTION 11 are incorporated into this amendment by reference, the same as if those provisions were set forth in this amendment verbatim.

            7. COUNTERPARTS. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute one and the same document; but in making proof of this amendment, it shall not be necessary to produce or account for more than one such counterpart.

            8. PARTIES BOUND. This amendment binds and inures to Borrowers, Agent, Collateral Agent, each Lender, and (subject to
       SECTION 11) their respective successors and assigns.

            9. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED BY IT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL
       AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL
       AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL
       AGREEMENTS BETWEEN THE PARTIES.






                                    2                           EXHIBIT F-1

            Executed on ______________ __, 1996, and effective as of the date first stated above.


MCA FINANCIAL CORP,                     TEXAS COMMERCE BANK NATIONAL
MCA MORTGAGE CORPORATION,               ASSOCIATION, as Agent and a Lender
and
MORTGAGE CORPORATION OF
AMERICA, as Borrowers
                                        By ______________________________
                                           Pamela E. Skinner,
                                           Vice President

By ___________________________          TEXAS COMMERCE BANK NATIONAL
(Name) _______________________          ASSOCIATION, as Collateral Agent
(Title)_______________________



                                        By ______________________________
                                        Name ____________________________
                                        Title ___________________________



                                    3                         EXHIBIT F-1

                                 EXHIBIT F-2

                     ASSIGNMENT AND ASSUMPTION AGREEMENT

            THIS AGREEMENT is entered into effective as of ______________ __, 1996, between _________________ ("ASSIGNOR"), and ___________________________________ ("ASSIGNEE").

            MCA FINANCIAL CORP., a Michigan corporation, MCA MORTGAGE CORPORATION, a Michigan corporation, and MORTGAGE CORPORATION OF AMERICA, a Michigan corporation ("BORROWERS"), certain lenders ("LENDERS"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION (in its capacity as Administrative Agent for Lenders, "AGENT"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (in its capacity as collateral agent for Lenders, "COLLATERAL AGENT"), are party to the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3_, 1996, all of the defined terms in which have the same meanings when used, unless otherwise defined, in this agreement. This agreement is entered into as required by SECTIONS 11.12(B) and 11.14 of the Loan Agreement and is not effective unless the conditions of those sections of the Loan Agreement are satisfied and this agreement is consented to by Borrowers and Agent.

            ACCORDINGLY, for adequate and sufficient consideration, Assignor and Assignee agree as follows:

            1. ASSIGNMENT AND ASSUMPTION. By this agreement, and effective as of _____________________, 199__, (the "EFFECTIVE
       DATE"), Assignor sells and assigns to Assignee (without resource to Assignor) and Assignee purchases and assumes from Assignor a _____% interest (the "ASSIGNED INTEREST") in and to all of Assignor's Rights and obligations under the Loan Agreement (except any Rights and obligations pertaining to Assignor's role as Agent or Collateral Agent, if applicable) as of the Effective Date, including, without limitation, the Assigned Interest in
       (a) Assignor's Commitment as of the Effective Date, (b) Notes held by Assignor as of the Effective Date, (c) all Principal Debt owed to Assignor on the Effective Date, (d) all interest accruing in respect of the Assigned Interest after the Effective Date, and (e) all commitment fees accruing in respect of the Assigned Interest under SECTION 3.14) of the Loan Agreement after the Effective Date.

            2. ASSIGNOR PROVISIONS. Assignor (a) represents and warrants to Assignee that as of the Effective Date (i) $________________ is outstanding (without reduction for any assignments that have not yet become effective) under the Loan Agreement, (ii) Assignor is the legal and beneficial owner of the Assigned Interest, which is free and clear of any adverse claim, and (iii) Assignor has not yet been notified of an existing Default or Potential Default, and (b) makes no representation or warranty to Assignee and assumes no responsibility to Assignee with respect to (i) any statements, warranties, or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Loan Document, or (iii) the financial condition of any Company or the performance or observance by any Company of any of its obligations under any Loan Document.


                                                             EXHIBIT F-2

            3. ASSIGNEE PROVISIONS. Assignee (a) represents and warrants to Assignor, Borrowers, Agent, Collateral Agent, and Lenders that Assignee is legally authorized to enter into this agreement, (b) confirms that it has received a copy of the Loan Agreement, copies of the Current Financials, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this agreement,
       (c) agrees with Assignor, Borrowers, Agent, Collateral Agent, and Lenders that Assignee shall, independently and without reliance upon Agent, Collateral Agent, Assignor, or any other Lender, and based on such document and information as Assignee deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (d) appoints and authorizes Agent and Collateral Agent to take such action as agents on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent and Collateral Agent by the terms of the Loan Documents and all other reasonably incidental powers, (e) agrees with Assignor, Borrowers, Agent, Collateral Agent and Lenders that Assignee shall perform and comply with all provisions of the Loan Documents applicable to Lenders in accordance with their respective terms, and (f) if Assignee is not organized under the Laws of the United States of America or one of its states, it represents and warrants to Assignor, Borrowers, Agent, Collateral Agent and Lenders that each statement in SECTION 3.13 of the Loan Agreement is true and correct, and agrees to be bound by the terms of that section.

            4. LOAN AGREEMENT AND COMMITMENTS. From and after the Effective Date (a) Assignee shall be a party to the loan Agreement and (to the extent provided in this agreement) have the Rights and obligations of a Lender under the Loan Documents and (b) Assignor shall (to the extent provided in this agreement) relinquish its Rights and be released from its obligations under the Loan Documents. On the Effective Date, after giving effect to this and certain other assignment and assumption agreements that become effective on the Effective Date, but without giving effect to any other assignments that have not yet become effective, Assignor's Total Commitment and Assignee's total Commitment will be as follows:


                        Lender          Commitment
                       ---------------------------
                       Assignor       $
                       ---------------------------
                       Assignee       $
                       ===========================

            5. NOTES. Assignor and Assignee request Borrowers to issue new Notes to Assignor and Assignee in the amounts of their respective Commitments under PARAGRAPH 4 above and otherwise issued in accordance with the Loan Agreement. Upon delivery of those Notes, Assignor shall return to Borrowers all Notes previously delivered to Assignor under the Loan Agreement.

            6. PAYMENTS AND ADJUSTMENTS. From and after the Effective Date, Collateral Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees, and other amounts) to Assignee. Assignor and Assignee shall make all appropriate





                                     2                      EXHIBIT F-2
       adjustments in payments for periods before the Effective Date by Collateral Agent or with respect to the making of this assignment directly between themselves. Assignor agrees to pay any payments and proceeds with respect to the Obligation ratably with Assignee.

            7. CONDITIONS PRECEDENT. PARAGRAPH 1 through 6 above are not effective until (i) counterparts of this agreement are executed and delivered by Assignor and Assignee to, and are executed in the spaces below by, Borrowers and Agent, and (ii) Assignor, Assignee, Borrowers, and Agent comply with each of the requirements of SECTION 11.12 and 11.14 of the Loan Agreement. If the Assignor is the Agent, the requirement of SECTION 11.14(A)(II) is waived with regard to this agreement.

            8. INCORPORATED PROVISIONS. Although this agreement is not a Loan Document, the provisions of SECTIONS 1 and 11 of the Loan Agreement applicable to Loan Documents are incorporated into this agreement by reference the same as if this agreement were a Loan Document and those provisions were set forth in this agreement verbatim.

            9. COMMUNICATIONS. For purposes of SECTION 11.2 of the Loan Agreement, Assignee's address, telephone number and telecopy number, until changed under that section, are set out under its signature below.

            10. AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this agreement is valid unless it is in writing, signed by the party against whom it is sought to be enforced, and is otherwise in conformity with the requirements of the Loan
       Agreement.

            11. ENTIRETY. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN ASSIGNOR AND ASSIGNEE ABOUT ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF ASSIGNOR AND ASSIGNEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ASSIGNOR AND ASSIGNEE.

            12. PARTIES. This agreement binds and benefits Assignor, Assignee, and their respective successors and assigns that are permitted under the Loan Agreement

            EXECUTED as of _________ __, 199_, but effective as of the date first stated above.

 _________________________, as Assignor  _________________________, as Assignee


 By ________________________________     By _________________________________
 (Name) ____________________________     (Name) _____________________________
 (Title) ___________________________     (Title) ____________________________


                                     3                            EXHIBIT F-2

                                         (Address) _______________________
                                                   _______________________
                                                   _______________________
                                                   Attn: _________________

                                         (Telephone No.)  (___) ___-______
                                         (Telecopy No.)   (___) ___-______



            As of the Effective Date, Borrowers and Agent consent to this agreement and the transactions contemplated in it.

       MCA FINANCIAL CORP.,             TEXAS COMMERCE BANK NATIONAL
       MCA MORTGAGE CORPORATION,        ASSOCIATION, as Agent
       and MORTGAGE CORPORATION
       OF AMERICA, as Borrowers


       By _____________________________ By ___________________________________
       (Name) _________________________      Pamela E. Skinner, Vice President
       (1)(Title) _____________________







_________________________________
(1) Must be a Responsible Officer of all three Borrowers



                                    4                             EXHIBIT F-2

                              LENDERS' AGREEMENT

            THIS AGREEMENT is entered into as of September 3_, 1996, between the Lenders described below, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Agent for Lenders, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Collateral Agent for Lenders, and is consented to by MCA MORTGAGE CORPORATION, a Michigan corporation, and MORTGAGE CORPORATION OF AMERICA, a Michigan corporation (collectively, "BORROWERS").

            Borrowers, Lenders, Agent, and Collateral Agent have entered into the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September 3_, 1996, providing for revolving loans to Borrowers. Collateral Agent and Agent (collectively, "AGENTS") and Lenders are entering into this agreement to further memorialize their Rights and obligations between each other in respect of the Loan Agreement, the other Loan Documents, and the transactions contemplated by them.

            ACCORDINGLY, for adequate and sufficient consideration, Agents and Lenders agree as follows:

            1. DEFINTIONS. Term defined in the Loan Agreement have the same meaning when used, unless otherwise defined, in this agreement.

            2.  APPOINTMENT AUTHORIZATION.

            (a) In its name and on behalf, each Lender appoints Texas Commerce Bank National Association ("TCB") as Agent to act as administrative agent under the Loan Documents and, in that capacity, to (i) receive certain documents furnished for Lenders under the Loan Documents, (ii) deliver to Lenders communications, information, and item received from Borrowers and other appropriate Persons under the Loan Documents and not otherwise delivered to Lenders, (iii) deliver to Borrowers and other appropriate Persons communications, information, and other items received from Lenders under the Loan Documents and not otherwise delivered to Borrowers or such other Persons, and (iv) take action and exercise powers that are delegated to Agent in any Loan Document or that are incidental to those delegated actions and powers.

            (b) In its name and on its behalf, each Lender appoints TCB Collateral Agent to act as custodian in respect of Collateral under the Loan Documents, and in that capacity, to (i) review the Collateral delivered to it and verify (to the extent information is reasonably available to it) that such Collateral complies with the applicable requirements of Schedules 4.1 through 4.3 to the Loan Agreement, (ii) store that Collateral in an area standard in the industry for that purpose, (iii) prepare periodic reports under reasonably requested by any Lender regarding the status of the Collateral, (iv) ship Collateral under Sections 4.5 and 4.6 of the Loan Agreement, (v) release Collateral under Section 4.7 of the Loan Agreement and (vi) arrange the means of distributing funds to Borrowers and Lenders under the Loan Documents that are not otherwise paid directly to Borrowers or Lenders.

                (c) If Agent exercises the remedies provided under Section 10 of the Loan Agreement and Collateral Agent does not have, and Collateral Agent has no obligation to develop, adequate facilities to service any Collateral required to be serviced, then Collateral Agent may contract with one or more other
       Persons to service that Collateral. The fees paid for these services are a prior charge against the Collateral under Section 3.5(b)(ii) of the Loan Agreement.

                (d) Collateral Agent is authorized to (i) settle, compromise, and release claims against the makers of, and any Person obligated with respect to, any Collateral, (ii) foreclose or otherwise enforce Liens on any Collateral or property securing any Collateral, (iii) sell Collateral and property acquired as the result of foreclosure under the Loan documents, and (iv) do all other acts and things as Collateral Agent, in its sole discretion, deems necessary or appropriate to protect the Rights and interests of Agents and Lenders and to realize the benefits of the Collateral.

                (e) Except as specifically provided in this agreement, Agent is never required to exercise any discretion or take any action and is only required to act or to refrain from acting (and is fully protected in so acting or refraining) upon the instructions of either Determining Lenders or, in respect of the matters covered by Section 11.11(c) of the Loan Agreement all Lenders. However, Agent is never required to take any action that in its judgment might be expected to expose it to liability or that is contrary to the Loan Documents or applicable Law.

            3.  EXCULPATORY PROVISIONS.

                (a) In whatever capacity it may be acting, neither any Agent nor its Representatives are now or in the future liable for any action taken or omitted to be taken by it or them in connection with the Loan Documents except for its or their own gross negligence or willful misconduct.

                (b) Each Agent (i) may consult with legal counsel, independent public accountants, and other experts selected by it and is not liable for any action taken or omitted to be taken in good faith by it in accordance with their advice, (ii) makes no warranty or representation to any other Agent or any Lender,
       (iii) except to the extent provided for Collateral Agent acting as custodian in PARAGRAPH 2(B) above, is never responsible to any other Agent or any Lender for any statements, warranties, or representations made in or in connection with any Loan Document and has not duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document by any other Person or to inspect any Borrower's or other Person's books, records, or other property, (iv) has not responsibility to any other Agent or any Lender for the due execution (by any other Person), legality, validity, enforceability, genuineness, sufficiency, or value of any Loan Document or any document furnished under any Loan Document, and
       (v) never incurs liability under or in respect of any Loan Document by acting in accordance with this agreement upon any notice, consent, certificate, or other instrument or writing (which may be by telecopy, electronic data transmission, telegram, cable, or telex) believed by it or its Representatives to be genuine and signed or sent by the appropriate one or more Persons.





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


                (c) Agent may not be compelled to do any act or to take any action toward the execution or enforcement of the powers created by any Loan Document or to prosecute or defend any suit unless
       Agent is first indemnified to its satisfaction against any and all loss, cost, liability, and expenses it may incur. Subject to the foregoing limitations and to any direction of the Determining Lenders to take action in accordance with Section 10 of the Loan Agreement, each Agent shall perform the duties imposed upon it under this agreement with respect to the Collateral with the same amount of diligence and using the same amount of judgment and discretion as if that Agent were acting solely for its own account.

            4.  AGENTS AS LENDERS.  The term "Lender" in the Loan
       Agreement includes each Agent acting in its individual capacity. In that capacity, each Agent has the same Rights under the Loan Documents as any other Lender.

            5. OTHER DEALINGS. Each Agent, each Lender, and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Borrower, any of its Subsidiaries, and any Person who may do business with or own securities of any Borrower or its Subsidiaries, in each case as if it were not otherwise an Agent or a Lender under the Loan Documents and without any duty to account for any of the foregoing to any other Agent or Lender except as may be specifically provided in any Loan Document.

            6. CREDIT DECISIONS. Each Agent and each Lender acknowledges and agrees that it, independently and without reliance upon any other Agent or Lender and based on the Current Financials and such other documents and information as it has deemed appropriate, has made its own credit analysis and decision to enter into the Loan Documents and shall continue to make its own credit analyses and decisions in taking or not taking action under the Loan Document.

            7. INDEMNIFICATION. LENDERS SHALL INDEMNIFY AGENTS SEVERALLY AND NOT JOINTLY (TO THE EXTENT NOT REIMBURSED BY BORROWERS), RATABLY ACCORDING TO THEIR RESPECTIVE COMMITMENT PERCENTAGES FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS OF ANY OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST AGENTS IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN DOCUMENT OR ANY ACTION TAKEN OR OMITTED BY AGENTS UNDER ANY LOAN DOCUMENTS, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM ANY AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING THE FOREGOING, EACH LENDER SHALL REIMBURSE AGENTS SEVERALLY AND NOT JOINTLY (TO THE EXTENT NOT REIMBURSE BY BORROWERS) PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE OF ANY OUT-OF- POCKET EXPENSES (INCLUDING COUNSEL FEES) INCURRED BY AGENTS IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVISE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS. AFTER



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

       THOSE AMOUNTS HAVE BEEN IMPOSED UPON OR INCURRED BY ANY LENDER, THEY ARE PAYABLE BY BORROWERS UPON DEMAND AND BEAR INTEREST, FROM THE DATE OF DEMAND UNTIL PAID, AT A FLUCTUATING INTEREST RATE PER ANNUM EQUAL FOR EACH DAY DURING THAT PERIOD TO THE DEFAULT RATE.

            8.  SUCCESSOR AGENT.

                (a) Agent may resign at any time by giving written notice to Collateral Agent, Lenders, and Borrowers, and may be removed at any time for cause by Determining Lenders giving written notice to Agent, Collateral Agent, and Borrowers.

                (b) Upon any such resignation or removal, Determining Lenders shall appoint the successor Agent (the "Successor Agent"). If that appointment is not made and accepted within thirty (30) days after Agent's (the "Predecessor Agent") notice of resignation or Determining Lenders' notice of removal, then the Predecessor Agent shall appoint the Successor Agent. In either case, the Successor Agent must be a commercial or savings bank organized under the Laws of the United States of America or any of its states and having a combined capital and surplus of at least $1 billion.

                (c) The Successor Agent shall execute and deliver to Collateral Agent, Borrowers, and the Predecessor Agent an instrument accepting the appointment, at which time the resignation or removal of the Predecessor Agent becomes effective, and the Successor Agent (without any further act, deed, or conveyance) becomes vested with all the Rights and obligations of the Predecessor Agent under the Loan Documents the same as if originally named as Agent. However, at the written request of Agent, Borrowers, or the Successor Agent, the Predecessor Agent shall execute and deliver an instrument transferring to the Successor Agent all the Rights of the Predecessor Agent. Upon request of the Successor Agent, Agent, Collateral Agent, and Borrowers shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to the Successor Agent all of those Rights. No Successor Agent may accept appointment as provided in this paragraph unless at the time of that acceptance it is eligible under the requirements of clause (b) above.

                (d) Any Person into which Agent may be merged or converted or with which it may be consolidated, or any Person surviving or resulting from any merger, conversion, or consolidation to which Agent shall be a party, or any Person succeeding to the corporate trust business of Agent, shall be the Successor Agent under this agreement without the execution or filing of any paper or any further act on the part of any of the parties to this agreement.

                (e) After any Predecessor Agent's resignation or removal as Agent, the provisions of this agreement continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.






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



            9.  SUCCESSOR COLLATERAL AGENT.

                (a) Collateral Agent may resign at any time by giving written notice to Agent, Lenders, and Borrowers, and may be removed at any time for cause by Determining Lenders giving written notice to Agent, Collateral Agent, and Borrowers.

                (b) Upon any such resignation or removal, Determining Lenders shall appoint the successor Collateral Agent (the "Successor Collateral Agent"). If that appointment is not made and accepted within thirty (30) days after Collateral Agent's (the "Predecessor Collateral Agent") notice of resignation or Determining Lender's notice of removal, then the Predecessor Collateral Agent shall appoint the Successor Collateral Agent. In either case, the Successor Collateral Agent must be a commercial or savings bank organized under the Laws of the United States of America or of any of its states and having a combined capital and surplus of at least $1 billion.

                (c) The Successor Collateral Agent shall execute and deliver to Agent, Borrowers, and the Predecessor Collateral Agent an instrument accepting the appointment, at which time the resignation or removal of the Predecessor Collateral Agent becomes effective, and the Successor Collateral Agent (without any further act, deed, or conveyance) becomes vested with all the Rights and obligations of the Predecessor Collateral Agent under the Loan Documents the same as if originally named as Collateral Agent. However, at the written request of Agent, Borrowers, or the Successor Collateral Agent, the Predecessor Collateral Agent shall execute and deliver an instrument transferring to the Successor Collateral Agent all the Rights of the Predecessor Collateral Agent and shall execute and deliver to the Successor Collateral Agent such instruments as are necessary (including assignments of all Collateral and Loan Documents) to transfer the Collateral to the Successor
       Collateral Agent.  Upon request of the Successor Collateral
       Agent, Agent, and Borrowers shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to the Successor Collateral Agent all of those Rights. No Successor Collateral Agent may accept appointment as provided in this paragraph unless at the time of that acceptance it is eligible under the requirements of clause (b) above.

                (d) Any Person into which Collateral Agent may be merged or converted or with which it may be consolidated, or any Person surviving or resulting from any merger, conversion, or consolidation to which Collateral Agent shall be a party, or any Person succeeding to the corporate trust business of Collateral Agent, shall be the Successor Collateral Agent under this agreement without the execution or filing of any paper or any further act on the part of any of the parties to this agreement.

                (e) After any Predecessor Collateral Agent's resignation or removal as Collateral Agent, the provisions of this agreement continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.






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
            10. RELATIONSHIP. Nothing in this agreement is intended or may be construed to create a partnership, joint venture, or similar relationship between any Agent or any Lender with any other Agent or Lender.

            11. TERM. This agreement terminates upon expiration or termination of all agreements, if any, by Lenders to extend credit under the Loan Documents, termination of the Loan Agreement, and full payment and performance of the Obligation.

            12. MISCELLANEOUS. The provisions relating to Loan Documents in Section 1 and 11 of the Loan Agreement are incorporated into this agreement by reference.

                    REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGE FOLLOWS.






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
            EXECUTED as of the date first stated above.


     TEXAS COMMERCE BANK                TEXAS COMMERCE BANK
     NATIONAL ASSOCIATION, as Agent     NATIONAL ASSOCIATION,
                                        as Collateral Agent and a Lender


     By ____________________________    By ________________________________
        Pamela E. Skinner,                 Pamela E. Skinner,
        Vice President                     Vice President

     _______________________________    ___________________________________
     _________________, as a Lender     __________________, as a Lender



     By ____________________________    By ________________________________
     (Name) ________________________    (Name) ____________________________
     (Title) _______________________    (Title) ___________________________


     Each Borrower consents and agrees in all respects to this agreement.

     MCA FINANCIAL CORP.,
     MCA MORTGAGE CORPORATION, AND
     MORTGAGE CORPORATION OF AMERICA
     as Borrowers


     By ___________________________________
     (Name) _______________________________
     (Title) ______________________________




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